   As filed with the Securities and Exchange Commission on November 17, 2000

                                               1933 Act Registration No. 333-___


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. ____   [  ] Post-Effective Amendment No.______


                    PAINEWEBBER PACE SELECT ADVISORS TRUST
              (Exact name of registrant as specified in charter)
                              51 West 52nd Street
                        New York, New York  10019-6114
                   (Address of principal executive offices)
      Registrant's telephone number, including area code: (212) 713-2000

                             AMY R. DOBERMAN, ESQ.
                    Mitchell Hutchins Asset Management Inc.
                    1285 Avenue of the Americas, 18th Floor
                           New York, New York 10019
                    (Name and address of agent for service)

                                  Copies to:

              JON S. RAND, ESQ.                              ARTHUR J. BROWN, ESQ.
           Willkie Farr & Gallagher                       Kirkpatrick & Lockhart LLP
              787 Seventh Avenue                  1800 Massachusetts Avenue, N.W., 2nd Floor
        New York, New York 10019-6099                        Washington D.C. 20036
          Telephone: (212) 821-8256                        Telephone: (202) 778-9000


Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the Registrant designated PACE Government Securities Fixed Income Investments.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                             December [ ], 2000

Dear Shareholder,

   The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of your investment in PaineWebber Low Duration U.S. Government Income Fund.

   We are seeking shareholder approval to merge Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Low Duration U.S. Government Income Fund shares, and Low Duration U.S. Government Income Fund will cease operations. The expenses of the Class A shares of the PACE Fund following the merger would be slightly higher than the current expenses of the Class A shares of Low Duration U.S. Government Income Fund; the expenses of the other classes of shares of the PACE Fund would be somewhat lower than the current expenses of the corresponding class of Low Duration U.S. Government Income Fund.

   Mitchell Hutchins is the investment manager for both Funds and has retained Pacific Investment Management Company LLC ("PIMCO"), an unaffiliated firm, to manage each Fund's assets. The two Funds have similar investment objectives and policies, except that the PACE Fund may invest in bonds with longer durations and does not include preservation of capital and low volatility as part of its investment objective. Each Fund seeks current income and pursues this objective by investing primarily in U.S. government bonds. The PACE Fund normally limits its portfolio duration to between one and seven years. Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years.

   The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we think will be helpful to most investors.

   YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

   THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          Brian M. Storms
                                          President

     PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

   On October 6, 2000, the Board of Trustees of PaineWebber Managed Investments Trust ("Managed Investments Trust"), on behalf of its series, PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), unanimously approved the merger of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Low Duration U.S. Government Income Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

   A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the new fund.

WHY IS THIS MERGER BEING PROPOSED?

   Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund have similar investment objectives. PACE Government Securities Fixed Income Fund seeks current income, while Low Duration U.S. Government Income Fund seeks the highest level of income that is consistent with the preservation of capital and low volatility of net asset value. The Funds also have similar investment policies in that each invests primarily in U.S. government bonds, including those backed by mortgages, and also may invest to a lesser extent in non-government bonds, including those that are backed by mortgages and other assets. PACE Government Securities Fixed Income Fund, however, normally limits its portfolio duration to between one and seven years, while Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. (See "Comparison of the Funds" on page [ ] of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

   Pacific Investment Management Company LLC ("PIMCO"), an investment adviser that is not affiliated with Mitchell Hutchins, has served as sub-adviser for PACE Government Securities Fixed Income Fund since its inception on August 24, 1995 and for Low Duration U.S. Government Income Fund since October 24, 1994. Although PIMCO's management of the two Funds reflects the differences in their limits on overall portfolio duration and the increased emphasis of Low Duration U.S. Government Income Fund on preservation of capital and low volatility of net asset value, PIMCO uses many of the same investment strategies for both Funds.

   Mitchell Hutchins and Managed Investments Trust's Board believe that Low Duration U.S. Government Income Fund's shareholders will benefit from the merger because the combined Fund would have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, although they noted that there is no guarantee with respect to the future performance of a fund, they believe that PACE Government Securities Fixed Income Fund's ability to maintain a longer portfolio duration is more likely to provide better long-term performance results since bonds with longer durations generally provide higher returns. Bonds with longer durations are generally more sensitive to changes in interest rates, although PACE Government Securities Fixed Income Fund also has the flexibility to shorten its portfolio duration to one year if PIMCO believes that circumstances warrant such action. Mitchell Hutchins and the Board of Managed Investments Trust noted that the management fee paid to Mitchell Hutchins by PACE Government Securities Fixed Income Fund is greater than the management fee for Low Duration U.S. Government Income Fund. Mitchell Hutchins and Managed Investments Trust's Board believe, however, that the higher fee is consistent with managing a portfolio with wider parameters for its duration and the ability to invest in a wider range of issues.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

   If the merger is approved, you will receive shares of PACE Government Securities Fixed Income Fund in exchange for the shares of Low Duration U.S. Government Income Fund you hold when the merger is effected.

   You will receive full and fractional shares of the corresponding class of PACE Government Securities Fixed Income Fund having an aggregate net asset value equal to the aggregate net asset value of your Low Duration U.S. Government Income Fund shares at the time of the merger. Although the two Funds have different net asset values per share, each class of shares of PACE Government Securities Fixed Income Fund issued in the merger will otherwise be substantially similar to the corresponding class of shares of Low Duration U.S. Government Income Fund.

IF I CURRENTLY ELECT TO RECEIVE MY LOW DURATION U.S. GOVERNMENT INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE GOVERNMENT SECURITIES FIXED INCOME FUND SHARES AFTER THE MERGER?

   Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

   The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Government Securities Fixed Income Fund shares, and that your basis for the PACE Government Securities Fixed Income Fund shares you received in the merger will be the same as the basis for your Low Duration U.S. Government Income Fund shares.

   Immediately prior to the merger, Low Duration U.S. Government Income Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Low Duration U.S. Government Income Fund shareholders. You should note, however, that both Funds expect to distribute their ordinary income for the calendar year and net gain, if any, for the one year period ended October 31, 2000. This distribution will be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Low Duration U.S. Government Income Fund, if the merger takes place, you may receive two distributions of ordinary income and net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

   Class A shares of the combined Fund are expected to have overall operating expenses that are somewhat higher than the current operating expenses of Class A shares of Low Duration U.S. Government Income Fund, primarily due to the higher management fee paid by PACE Government Securities Fixed Income Fund to Mitchell Hutchins. Each other class of shares of the combined Fund is expected to have overall operating expenses that are somewhat lower than the current operating expenses of Low Duration U.S. Government Income Fund, even though the cost of managing a portfolio with a longer duration and the ability to invest in a wider range of issues is higher.

   The overall operating expenses of the combined Fund are subject to a written management fee waiver and expense reimbursement agreement between PACE Government Securities Fixed Income Fund and Mitchell Hutchins which will remain in effect through December 1, 2002. Absent that agreement, it is expected that the overall operating expenses of the Class B, Class C and Class Y shares of the combined Fund would be higher than the current expenses of the corresponding class of shares of Low Duration U.S. Government Income Fund. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page [ ] of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE GOVERNMENT SECURITIES FIXED INCOME FUND AND LOW DURATION U.S. GOVERNMENT INCOME FUND PERFORMED?

   The following tables show the average annual total returns over several time periods for each class of shares of Low Duration U.S. Government Income Fund and the Class P shares of PACE Government Securities Fixed

Income Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table for Low Duration U.S. Government Income Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Government Securities Fixed Income Fund does not reflect the maximum PaineWebber PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). The Class Y shares of Low Duration U.S. Government Income Fund and the Class P shares of PACE Government Securities Fixed Income Fund are not subject to any sales charges or 12b-1 fees. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not include any sales charges or expenses.

PACE GOVERNMENT SECURITIES FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                                         CLASS P  LEHMAN BROTHERS MORTGAGE-
(INCEPTION DATE)                             (8/24/95)  BACKED SECURITIES INDEX
----------------                             --------- -------------------------
One Year....................................   1.01%             1.86%
Life of Class...............................   5.87%             6.42%

LOW DURATION U.S. GOVERNMENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS              CLASS A   CLASS B*  CLASS C    CLASS Y   MERRILL LYNCH 1-3 YEAR
(INCEPTION DATE)   (5/3/93)  (5/3/93)  (5/3/93)  (10/25/95)  U.S. TREASURY INDEX
----------------   --------  --------  --------  ---------- ----------------------
One Year..........  (1.69)%   (2.51)%   (0.20)%     1.01%            3.06%
Five Years........   5.49%     5.18%     5.40%       N/A             6.51%
Life of Class.....   3.76%     3.49%     3.57%      5.39%              **

----------------
*  Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the Merrill Lynch 1-3 Year U.S. Treasury Index for the life of each class were as follows: Class A, Class B and Class C -- 5.43%, and Class Y -- 5.60%.

WHEN WILL THE PROPOSED MERGER OCCUR?

   The Funds expect to merge in February 2001, assuming Low Duration U.S. Government Income Fund shareholder approval at the special meeting scheduled to be held on or about January 25, 2001.

CAN I SELL OR EXCHANGE MY LOW DURATION U.S. GOVERNMENT INCOME FUND SHARES BEFORE THE MERGER?

   If you do not wish to receive shares of PACE Government Securities Fixed Income Fund, you are free to sell or exchange your Low Duration U.S. Government Income Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Low Duration U.S. Government Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

   Your Board of Trustees unanimously recommends a vote "FOR" the merger.

             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 25, 2001

                               ----------------

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), will be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 3:00 p.m., Eastern time, for the following purpose:

     To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Low Duration U.S. Government Income Fund will transfer all its assets to PACE Government Securities Fixed Income Fund, which will assume all the stated liabilities of Low Duration U.S. Government Income Fund, and PACE Trust will issue to each Low Duration U.S. Government Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Government Securities Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Low Duration U.S. Government Income Fund.

   Shareholders of record as of the close of business on November 21, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

   Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Managed Investments Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Managed Investments Trust or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

December [ ], 2000
51 West 52nd Street
New York, New York 10019-6114

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

    To vote via the internet, please access [insert web address] on the World Wide Web and follow the on-screen instructions.

    You may also call [1-888-    ] and vote by telephone.

    If we do not receive your completed proxy cards after several weeks,
 our proxy solicitor, [   ], may contact you. Our proxy solicitor will
 remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                      VALID SIGNATURE
------------                                      ---------------
Corporate Accounts
  (1) ABC Corp. ................................  ABC Corp.
                                                  John Doe, Treasurer
  (2) ABC Corp. ................................  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer.........  John Doe
  (4) ABC Corp. Profit Sharing Plan.............  John Doe, Trustee
Partnership Accounts
  (1) The XYZ Partnership.......................  Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership......  Jane B. Smith, General Partner
Trust Account
  (1) ABC Trust Account.........................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78.......  Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
   John B. Smith, Jr.,
   UGMA/UTMA....................................  John B. Smith
  (2) Estate of John B. Smith...................  John B. Smith, Jr., Executor

             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
             (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                               ----------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: NOVEMBER [ ], 2000

                               ----------------

   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), a Massachusetts business trust, to be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 3:00 p.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Low Duration U.S. Government Income Fund are being asked to consider and approve the following proposal:

     To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Low Duration U.S. Government Income Fund will transfer all its assets to PACE Government Securities Fixed Income Fund, which will assume all the stated liabilities of Low Duration U.S. Government Income Fund, and PACE Trust will issue to each Low Duration U.S. Government Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Government Securities Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Low Duration U.S. Government Income Fund.

   A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF MANAGED INVESTMENTS TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF LOW DURATION U.S. GOVERNMENT INCOME FUND AND ITS SHAREHOLDERS. (Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

   Pursuant to the Plan, Low Duration U.S. Government Income Fund will transfer all its assets to PACE Government Securities Fixed Income Fund, which will assume all the stated liabilities of Low Duration U.S. Government Income Fund, and PACE Trust will issue to each Low Duration U.S. Government Income Fund shareholder the number of full and fractional shares of beneficial interest of the applicable class of PACE Government Securities Fixed Income Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Low Duration U.S. Government Income Fund (the "Reorganization"). The value of each Low Duration U.S. Government Income Fund shareholder's account with PACE Government Securities Fixed Income Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Low Duration U.S. Government Income Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Low Duration U.S. Government Income Fund will become shareholders of the corresponding class of shares of PACE Government Securities Fixed Income Fund. No sales charges will be assessed on the shares of PACE Government Securities Fixed Income Fund issued in connection with the Reorganization.

   PACE Government Securities Fixed Income Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Government Securities Fixed Income Fund's investment objective is current income. PACE Government Securities Fixed Income Fund pursues its objective by investing primarily in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio duration to between one and seven years. The Fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities.

   This Proxy Statement/Prospectus sets forth the information that a Low Duration U.S. Government Income Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

   A Statement of Additional Information ("SAI") dated December [ ], 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety into this Proxy Statement/Prospectus. PACE Government Securities Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Low Duration U.S. Government Income Fund is included in its current Prospectus and SAI, each dated March 31, 2000, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Low Duration U.S. Government Income Fund's Semi-Annual Report to Shareholders for the six months ended May 31, 2000, and its Annual Report to Shareholders for the fiscal year ended November 30, 1999, are available without charge by writing either Low Duration U.S. Government Income Fund or PACE Government Securities Fixed Income Fund at the address shown above, or by calling 1-800-647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

   AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----
INTRODUCTION.............................................................   1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
 REORGANIZATION AND TERMINATION..........................................   2
SYNOPSIS.................................................................   2
  The Proposed Reorganization............................................   2
  Comparative Fee Table..................................................   3
  Summary Comparison of the Funds........................................   4
COMPARISON OF PRINCIPAL RISK FACTORS.....................................   5
  Primary Differences in the Investment Risks of the Funds...............   6
COMPARISON OF THE FUNDS..................................................   6
  Investment Objectives..................................................   6
  Investment Policies....................................................   6
  Operations of PACE Government Securities Fixed Income Fund Following
   the Reorganization....................................................   7
  Performance............................................................   8
  Sales Charges..........................................................   9
  Dividends and Other Distributions......................................   9
  Taxes..................................................................  10
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF PACE
 GOVERNMENT SECURITIES FIXED INCOME FUND.................................  10
  Flexible Pricing.......................................................  10
  Buying Shares..........................................................  14
  Selling Shares.........................................................  15
  Exchanging Shares......................................................  16
  Pricing and Valuation..................................................  17
MANAGEMENT...............................................................  17
  Investment Manager and Investment Adviser..............................  17
  Sub-Adviser............................................................  18
  Advisory Fees and Fund Expenses........................................  18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..........................  19
  Reasons for the Reorganization.........................................  19
  Terms of the Reorganization............................................  20
  Description of Securities to be Issued.................................  22
  Temporary Waiver of Investment Restrictions............................  22
  Federal Income Tax Considerations......................................  22
  Required Vote..........................................................  23
ORGANIZATION OF THE FUNDS................................................  23
FINANCIAL HIGHLIGHTS.....................................................  24
CAPITALIZATION...........................................................  25
LEGAL MATTERS............................................................  26
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............  26
EXPERTS..................................................................  26
OTHER INFORMATION........................................................  26
APPENDIX A: Form of Agreement and Plan of Reorganization and Termina-
 tion.................................................................... A-1
APPENDIX B: Security Ownership of Certain Beneficial Owners.............. B-1
APPENDIX C: Management's Discussion of PACE Government Securities Fixed
 Income Fund's Performance............................................... C-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is being furnished to shareholders of Low Duration U.S. Government Income Fund, a series of Managed Investments Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Low Duration U.S. Government Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Low Duration U.S. Government Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

   Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

   Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Managed Investments Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

   Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Managed Investments Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December [ ], 2000. Shareholders of record as of the close of business on November 21, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Low
Duration U.S. Government Income Fund had [    ] shares outstanding, consisting
of [    ] Class A shares, [    ] Class B shares, [    ] Class C shares, and
[    ] Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. [Except as set forth in Appendix B,] as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. [As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

   Managed Investments Trust has engaged the services of [    ] to assist it
in the solicitation of proxies for the Meeting. Managed Investments Trust expects to solicit proxies by mail, telephone and via the internet. Managed Investments Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation
for any such efforts. [   ] will be paid approximately [$  ] for proxy
solicitation services. Managed Investments Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

  PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
                               AND TERMINATION.

                                   SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Managed Investments Trust's Board believes that the proposed Reorganization will benefit Low Duration U.S. Government Income Fund's shareholders.

THE PROPOSED REORGANIZATION

   The Boards of PACE Trust and Managed Investments Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Government Securities Fixed Income Fund of all of Low Duration U.S. Government Income Fund's assets in exchange for PACE Government Securities Fixed Income Fund shares and the assumption by PACE Government Securities Fixed Income Fund of all of Low Duration U.S. Government Income Fund's stated liabilities. Low Duration U.S. Government Income Fund will then distribute the PACE Government Securities Fixed Income Fund shares to Low Duration U.S. Government Income Fund's shareholders, by class, so that each Low Duration U.S. Government Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Government Securities Fixed Income Fund equal in aggregate value to the aggregate value of the shares of Low Duration U.S. Government Income Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 2, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Low Duration U.S. Government Income Fund will be terminated as soon as is practicable after the Closing Date. (See "Additional Information About the Reorganization," below.)

   Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Low Duration U.S. Government Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Low Duration U.S. Government Income Fund prior to the Closing Date. (See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.)

   For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of Managed Investments Trust has determined that the Reorganization is in the best interests of Low Duration U.S. Government Income Fund and that the interests of existing Low Duration U.S. Government Income Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MANAGED INVESTMENTS TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE TRANSACTION.

COMPARATIVE FEE TABLE

   The table below describes the fees and expenses that you would pay if you buy and hold Low Duration U.S. Government Income Fund shares or PACE Government Securities Fixed Income Fund shares before the Reorganization, and PACE Government Securities Fixed Income Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Government Securities Fixed Income Fund and for the six months ended May 31, 2000 (annualized) for Low Duration U.S. Government Income Fund. The pro forma information reflects the anticipated effects of the Reorganization as well as the proposed reorganization of PaineWebber U.S. Government Income Fund into PACE Government Securities Fixed Income Fund, which is expected to occur at approximately the same time as the Reorganization.

                                                                                    COMBINED PACE GOVERNMENT
                            LOW DURATION U.S.            PACE GOVERNMENT          SECURITIES FIXED INCOME FUND
                         GOVERNMENT INCOME FUND   SECURITIES FIXED INCOME FUND             PRO FORMA*
                         ----------------------- ------------------------------- -------------------------------
                         CLASS CLASS CLASS CLASS          CLASS                           CLASS
                           A     B     C     Y   CLASS A    B    CLASS C CLASS Y CLASS A    B    CLASS C CLASS Y
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
Maximum Sales Charge
 (load) Imposed on
 Purchases (as a
 percentage of offering
 price)................     3%  None  None  None      4%    None    None    None      4%    None    None    None
Maximum Deferred Sales
 Charge (load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is less)....   None    3% 0.75%  None    None      5%   0.75%    None    None      5%   0.75%    None
Exchange Fee...........   None  None  None  None    None    None    None    None    None    None    None    None
ANNUAL FUND OPERATING EXPENSES (fees that are deducted from
 fund assets)
Management Fees**......  0.50% 0.50% 0.50% 0.50%   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%
Distribution and/or
 Service (12b-1) Fees..  0.25% 1.00% 0.75%  None   0.25%   1.00%   0.75%    None   0.25%   1.00%   0.75%    None
Other Expenses***......  0.18% 0.30% 0.36% 0.22%   0.20%   0.22%   0.21%   0.19%   0.15%   0.17%   0.16%   0.12%
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Total Annual Fund
 Operating Expenses....  0.93% 1.80% 1.61% 0.72%   1.15%   1.92%   1.66%   0.89%   1.10%   1.87%   1.61%   0.82%
                         ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======
Management Fee
 Waiver/Expense
 Reimbursements+.......    N/A   N/A   N/A   N/A (0.04)% (0.04)% (0.04)% (0.04)% (0.13)% (0.13)% (0.13)% (0.17)%
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Net Expenses+..........  0.93% 1.80% 1.61% 0.72%   1.11%   1.88%   1.62%   0.85%   0.97%   1.74%   1.48%   0.65%
                         ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======

---------------
* The pro forma expense information assumes that shareholders of Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund approve the proposed reorganizations. If shareholders of Low Duration U.S. Government Income Fund approve the Reorganization and shareholders of PaineWebber U.S. Government Income Fund do not approve its reorganization, the pro forma "Net Expenses" for each class of shares of the combined Fund would be the same as shown above due to the fee waiver and expense reimbursement agreement in effect for the combined Fund.

** For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

*** "Other Expenses" for PACE Government Securities Fixed Income Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class. "Other Expenses" for each class of the combined Fund are based on the combined assets of PaineWebber U.S. Government Income Fund and Low Duration U.S. Government Income Fund.

+ PACE Trust and Mitchell Hutchins have entered into a written agreement with respect to PACE Government Securities Fixed Income Fund under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the sum of 0.85% (the expense cap for the Fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the class. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

  PACE Trust and Mitchell Hutchins have entered into an additional written agreement with respect to PACE Government Securities Fixed Income Fund that becomes effective if the Reorganization is effected. Under that agreement, Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the current operating expenses of PaineWebber U.S. Government Income Fund. This is the expense cap reflected in the "Net Expenses" for the combined Fund, and it applies even if the shareholders of PaineWebber U.S. Government Income Fund do not approve its reorganization. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

   The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

   The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two-year period when PACE Government Securities Fixed Income Fund's and the combined Fund's expenses are lower due to the agreements with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
LOW DURATION U.S. GOVERNMENT INCOME FUND
Class A.......................................   $392   $588   $  799   $1,409
Class B (assuming sale of all shares at end of
 period)......................................    683    866    1,175    1,676
Class B (assuming no sale of shares)..........    183    566      975    1,676
Class C (assuming sale of all shares at end of
 period)......................................    239    508      876    1,911
Class C (assuming no sale of shares)..........    164    508      876    1,911
Class Y.......................................     74    230      401      894
PACE GOVERNMENT SECURITIES FIXED INCOME FUND
Class A.......................................   $509   $743   $1,000   $1,735
Class B (assuming sale of all shares at end of
 period)......................................    691    895    1,229    1,852
Class B (assuming no sale of shares)..........    191    595    1,029    1,852
Class C (assuming sale of all shares at end of
 period)......................................    240    515      894    1,958
Class C (assuming no sale of shares)..........    165    515      894    1,958
Class Y.......................................     87    276      485    1,089
Pro Forma PACE GOVERNMENT SECURITIES FIXED
 INCOME FUND
Class A.......................................   $495   $710   $  957   $1,664
Class B (assuming sale of all shares at end of
 period)......................................    677    862    1,186    1,782
Class B (assuming no sale of shares)..........    177    862      986    1,782
Class C (assuming sale of all shares at end of
 period)......................................    226    482      851    1,889
Class C (assuming no sale of shares)..........    151    482      851    1,889
Class Y.......................................     66    227      421      981

SUMMARY COMPARISON OF THE FUNDS

Investment Objectives and Policies

   The Funds have similar investment objectives, policies and overall risk characteristics. PACE Government Securities Fixed Income Fund seeks current income, while Low Duration U.S. Government Income Fund seeks the highest level of income that is consistent with the preservation of capital and low volatility of net asset value. Each Fund invests primarily in U.S. government bonds, including those backed by mortgages and may invest to a lesser extent in non-government bonds, including those that are backed by mortgages and other assets. PACE Government Securities Fixed Income Fund may invest in non-government bonds within the three highest credit ratings. Low Duration U.S. Government Income Fund's investments in non-government bonds are limited to those with the highest credit ratings. PACE Government Securities Fixed Income Fund, however, normally limits its portfolio duration to between one and seven years, while Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. Low Duration U.S. Government Income Fund also normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages and other assets.

Investment Advisory Services

   Mitchell Hutchins has served as investment manager and administrator for PACE Government Securities Fixed Income Fund since the Fund's inception on August 24, 1995. As investment manager for the Fund, Mitchell

Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's current sub-adviser, Pacific Investment Management Company LLC ("PIMCO"), has managed the Fund's investment portfolio since it commenced operations on August 24, 1995.

   Mitchell Hutchins has served as the investment adviser and administrator for Low Duration U.S. Government Income Fund since its inception on May 3, 1993 and directly managed the Fund's investments until October 24, 1994. Effective October 24, 1994, the Board of Managed Investments Trust appointed PIMCO to serve as sub-adviser for Low Duration U.S. Government Income Fund.

Purchase and Redemption Procedures

   Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. PACE Government Securities Fixed Income Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November [ ], 2000. The purchase and redemption procedures for PACE Government Securities Fixed Income Fund's Class A, Class B, Class C and Class Y shares would be the same as those currently in effect for the corresponding classes of shares of Low Duration U.S. Government Income Fund. You may exchange Class A, Class B or Class C shares of PACE Government Securities Fixed Income Fund for shares of the same class of most other PACE Funds. Exhanges between PaineWebber funds and PACE Funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Both Funds are subject to substantially similar risk factors associated with their investments in bonds. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

   Interest Rate Risk -- The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise so that the value of a Fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

   Some corporate bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A Fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

   Prepayment Risk -- Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a Fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

   Leverage Risk -- Leverage involves increasing the total assets in which a Fund can invest beyond the level of its net assets. Because leverage increases the amount of a Fund's assets, it can magnify the effect on the Fund of changes in market values. As a result, while leverage can increase a Fund's income and potential for gain, it also can increase expenses and the risk of loss. Each Fund uses leverage by investing in when-issued and delayed delivery securities and attempts to limit the potential magnifying effect of the leverage by managing portfolio duration.

   Credit Risk -- Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a Fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a Fund desires.

   Derivatives Risk -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCES IN THE INVESTMENT RISKS OF THE FUNDS

   Concentration Risk -- Low Duration U.S. Government Income Fund normally invests at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. Concentration increases the Fund's exposure to the risks of these securities and might cause the Fund's net asset value to change more than it otherwise would. PACE Government Securities Fixed Income Fund does not concentrate its investments and, as a result, is not subject to this risk.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

   The Funds have similar investment objectives in that each seeks current income. PACE Government Securities Fixed Income Fund's investment objective is current income. Low Duration U.S. Government Income Fund's investment objective is the highest level of income that is consistent with the preservation of capital and low volatility of net asset value.

INVESTMENT POLICIES

   The Funds also have similar investment policies in that each invests primarily in U.S. government bonds. PACE Government Securities Fixed Income Fund invests in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio duration to between one and seven years. "Duration" is a measure of the Fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

   PACE Government Securities Fixed Income Fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities. The Fund also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. These privately issued bonds generally have one of the two highest credit ratings, although the Fund may invest to a limited extent in privately issued bonds with the third highest credit rating.

   Low Duration U.S. Government Income Fund invests primarily in U.S. government bonds, including bonds that are backed by mortgages. Low Duration U.S. Government Income Fund also invests in non-government bonds that have the highest credit ratings and that are backed by mortgages or other assets. Low Duration U.S.

Government Income Fund normally limits its portfolio duration to between one and three years. The Fund normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages or other assets.

   Each Fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

   In selecting investments for PACE Government Securities Fixed Income Fund, PIMCO establishes duration targets for the Fund's portfolio based on its expectations for changes in interest rates and then positions the Fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Fund's mortgage-backed bonds and also will buy and sell securities to adjust the Fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate.

   Derivatives. The Funds have similar policies with respect to the use of options, futures, and other derivatives. PACE Government Securities Fixed Income Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. Low Duration U.S. Government Income Fund may (but is not required to) use derivatives to help manage its portfolio duration.

   Temporary Defensive Positions; Cash Reserves. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a Fund's investment objective. PACE Government Securities Fixed Income Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Government Securities Fixed Income Fund may take a defensive position that is different from its normal investment strategy.

   Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

   Other Investment Policies. Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. PACE Government Securities Fixed Income Fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. Low Duration U.S. Government Income Fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets, except that the Fund may borrow an additional 5% of its total assets for temporary or emergency purposes. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may invest in the securities of other investment companies and may sell short "against the box."

   Portfolio Turnover. Each Fund may engage in frequent trading to achieve its investment objectives. Frequent trading may result in a portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher Fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Low Duration U.S. Government Income Fund for the last two fiscal years ended November 30, 1999 and 1998, were 270% and 411%, respectively, while the portfolio turnover rates for PACE Government Securities Fixed Income Fund for the last two fiscal years ended July 31, 2000 and 1999, were 585% and 418%, respectively.

OPERATIONS OF PACE GOVERNMENT SECURITIES FIXED INCOME FUND FOLLOWING THE REORGANIZATION

   It is not expected that PACE Government Securities Fixed Income Fund will revise any of its policies following the Reorganization to reflect those of Low Duration U.S. Government Income Fund. PIMCO has reviewed Low Duration U.S. Government Income Fund's current portfolio and determined that Low Duration U.S. Government Income Fund's holdings generally are compatible with PACE Government Securities Fixed Income Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Low Duration U.S. Government Income Fund's assets could be transferred to and held by PACE Government Securities Fixed Income Fund.

   It is expected that some of Low Duration U.S. Government Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is not expected that any of Low Duration U.S. Government Income Fund's holdings will be incompatible with PACE Government Securities Fixed Income Fund's holdings. However, if the shareholders of Low Duration U.S. Government Income Fund approve the Reorganization, some of the Fund's holdings may need to be liquidated immediately prior to or following the Reorganization to adjust the duration of the combined Fund. Any portfolio holdings of Low Duration U.S. Government Income Fund that must be sold for this reason would be liquidated in an orderly manner and the proceeds held in temporary investments or reinvested in assets with durations that are
consistent with the duration of the combined Fund. As of      , 2000, only a
very small percentage of Low Duration U.S. Government Income Fund's portfolio holdings would have had to be sold to adjust the portfolio duration of the combined Fund. The portion of Low Duration U.S. Government Income Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-adviser's continuing assessment of the appropriate portfolio duration for PACE Government Securities Fixed Income Fund at the approximate time of the Reorganization. The need for Low Duration U.S. Government Income Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PERFORMANCE

   The following bar chart and table provide information about the performance of PACE Government Securities Fixed Income Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

   The bar chart shows how PACE Government Securities Fixed Income Fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE SM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Government Securities Fixed Income Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

   The first table that follows the bar chart shows the average annual returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table also does not reflect the maximum annual PACE SM Select Advisors Program fee applicable only to Class P shares.

   The second table that follows the bar chart shows the average annual total returns over several time periods for Low Duration U.S. Government Income Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE Government Securities Fixed Income Fund.

   The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not include any fees or expenses. The two Funds have historically used different indices -- the Lehman Brothers Mortgage-Backed Securities Index for PACE Government Securities Fixed Income Fund and the Merrill Lynch 1-3 Year U.S. Treasury Index for Low Duration U.S. Government Income Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

   Each Fund's past performance does not necessarily indicate how it will perform in the future.

PACE GOVERNMENT SECURITIES FIXED INCOME FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                                    [GRAPH]

                              1996          4.26%
                              1997          9.04%
                              1998          6.42%
                              1999          1.01%


Total return January 1 to September 30, 2000 -- 7.19%

Best quarter during years shown: 2nd quarter, 1997 -- 3.50%
Worst quarter during years shown: 1st quarter, 1996 -- (1.33)%

PACE GOVERNMENT SECURITIES FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                           MERRILL LYNCH
CLASS                CLASS P  LEHMAN BROTHERS MORTGAGE-      1-3 YEAR
(INCEPTION DATE)    (8/24/95)  BACKED SECURITIES INDEX  U.S. TREASURY INDEX
----------------    --------- ------------------------- ------------------- ---
One Year...........   1.01%             1.86%                  3.06%
Life of Class......   5.87%             6.42%                  5.71%

LOW DURATION U.S. GOVERNMENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                                              LEHMAN BROTHERS
                                                               MERRILL LYNCH  MORTGAGE-BACKED
CLASS                    CLASS A  CLASS B* CLASS C   CLASS Y   1-3 YEAR U.S.    SECURITIES
(INCEPTION DATE)         (5/3/93) (5/3/93) (5/3/93) (10/20/95) TREASURY INDEX      INDEX
----------------         -------- -------- -------- ---------- -------------- ---------------
One Year................  (1.69)%  (2.51)%  (0.20)%    1.01%        3.06%          1.86%
Five Years..............    5.49%    5.18%    5.40%     N/A         6.51%          7.98%
Life of Class...........    3.76%    3.49%    3.57%    5.39%          **             **

----------------
 * Assumes conversion of Class B shares to Class A shares after six years.

** Average annual total returns for the Merrill Lynch 1-3 Year U.S. Treasury
   Index and the Lehman Brothers Mortgage-Backed Securities Index for the life of each class were as follows: Class A, Class B and Class C -- 5.43% and 6.17%, respectively, and Class Y -- 5.60% and 6.24%, respectively.

SALES CHARGES

   No sales charges apply when Low Duration U.S. Government Income Fund shareholders receive shares of PACE Government Securities Fixed Income Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

   PACE Government Securities Fixed Income Fund normally declares and pays dividends monthly. Low Duration U.S. Government Income Fund normally declares dividends daily and pays them monthly. Each Fund distributes substantially all of its gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Government Securities Fixed Income Fund, Class P shares) would have the highest dividends.

   As a shareholder of PACE Government Securities Fixed Income Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Low Duration U.S. Government Income Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

   On or before the Closing Date, Low Duration U.S. Government Income Fund will distribute substantially all of its undistributed net investment income, net capital gain and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

   The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

   When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

   Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you annually how you should treat its dividends for tax purposes.

               FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
            SHARES OF PACE GOVERNMENT SECURITIES FIXED INCOME FUND

FLEXIBLE PRICING

   PACE Government Securities Fixed Income Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE Government Securities Fixed Income Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially similar to the corresponding classes of shares and related procedures of Low Duration U.S. Government Income Fund. Prior to November [ ], 2000, PACE Government Securities Fixed Income Fund offered only Class P shares, which are available only to participants in the PaineWebber PACESM Select Advisors Program.

   No sales charges apply when Low Duration U.S. Government Income Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Government Securities Fixed Income Fund as part of the Reorganization. PACE Government Securities Fixed Income Fund is expected to offer its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

   PACE Government Securities Fixed Income Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially identical to the terms of the corresponding plans now in place for Low Duration U.S. Government Income Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

   Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

   The Class A sales charges for PACE Government Securities Fixed Income Fund are described in the following table.

CLASS A SALES CHARGES

                         SALES CHARGE AS A PERCENTAGE OF:
                                                                     REALLOWANCE TO SELECTED
                                                  NET AMOUNT          DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT       OFFERING PRICE          INVESTED             OF OFFERING PRICE
--------------------     ------------------     ----------------     -----------------------
Less than $100,000......                  4.00%                4.17%          3.75%
$100,000 to $249,999....                  3.00                 3.09           2.75
$250,000 to $499,999....                  2.25                 2.30           2.00
$500,000 to $999,999....                  1.75                 1.78           1.50
$1,000,000 and over
 (1)....................                  None                 None           1.00(2)

----------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to the dealer.

* For an initial period, on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

   The maximum front-end sales charge on Class A shares of PACE Government Securities Fixed Income Fund is higher than the maximum front-end sales charge on Class A shares of Low Duration U.S. Government Income Fund. If you purchase shares of PACE Government Securities Fixed Income Fund after the Reorganization, the higher sales charge on Class A shares of PACE Government Securities Fixed Income Fund will apply.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

   You may also qualify for a lower sales charge if you combine your purchases with those of:

    .  your spouse, parents or children under age 21;

    .  your Individual Retirement Accounts (IRAs);

    .  certain employee benefit plans, including 401(k) plans;

    .  a company that you control;

    .  a trust that you created;

    . Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    .  accounts with the same adviser.

    You may qualify for a complete waiver of the sales charge if you:

    . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

            -- you were the Financial Advisor's client at the competing brokerage firm;

            -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

            -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.


CLASS B SHARES

   Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

   Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

   If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                             PERCENTAGE BY WHICH
                                                               THE SHARES' NET
                                                               ASSET VALUE IS
   IF YOU SELL SHARES WITHIN:                                    MULTIPLIED:
   --------------------------                                -------------------
   1st year since purchase..................................           5%
   2nd year since purchase..................................           4
   3rd year since purchase..................................           3
   4th year since purchase..................................           2
   5th year since purchase..................................           2
   6th year since purchase..................................           1
   7th year since purchase..................................        None

   We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Government Securities Fixed Income Fund that you received in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Low Duration U.S. Government Income Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Low Duration U.S. Government Income Fund.

   The maximum deferred sales charge on Class B shares of PACE Government Securities Fixed Income Fund is higher than the maximum deferred sales charge on Class B shares of Low Duration U.S. Government Income Fund. In addition, the deferred sales charge for Class B shares of PACE Government Securities Fixed Income Fund declines to zero over a longer period of time. In recognition of this differential, the Class B shares of PACE Government Securities Fixed Income Fund issued in the Reorganization will be treated as having a holding period that is two years longer for purposes of determining the amount of the deferred sales charge incurred upon a subsequent sale and the period over which the deferred sales charge is assessed. However, if you purchase additional Class B shares of PACE Government Securities Fixed Income Fund after the Reorganization, the higher deferred sales charge and the longer deferred sales charge period on Class B shares of PACE Government Securities Fixed Income Fund will apply to a subsequent sale of those shares.

   To minimize your deferred sales charge, we will assume that you are selling:

    .  First, Class B shares representing reinvested dividends, and

    .  Second, Class B shares that you have owned the longest.

   Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    .  You participate in the Systematic Withdrawal Plan;

    . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

    .  You receive a tax-free return of an excess IRA contribution;

    . You receive a tax-qualified retirement plan distribution following retirement;

    . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    . The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

   Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

   Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

   Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Government Securities Fixed Income Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Low Duration U.S. Government Income Fund and any other PaineWebber fund whose shares you exchanged for Class C shares of Low Duration U.S. Government Income Fund.

   You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

   If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

   Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    .  Buy shares through PaineWebber's PACE SM Multi Advisor Program;

    .  Buy $10 million or more of PaineWebber fund shares at any one time;

    . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

   The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

   Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than ongoing expenses of Class A, Class B and Class C shares.

BUYING SHARES

   If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund's shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   If you wish to invest in other PaineWebber funds, you can do so by:

    . Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

    .  Mailing an application with a check; or

    . Opening an account by exchanging shares from another PaineWebber fund.

   You do not have to complete an application when you make additional investments in the same fund.

   The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

Minimum Investments

   To open an account.................................................... $1,000
   To add to an account.................................................. $  100

   The Fund may waive or reduce these amounts for:

    .  Employees of PaineWebber or its affiliates; or

    . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

Frequent Trading. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations-- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

   You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

   If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

   If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

   If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

  .  Your name and address;

  .  The Fund's name;

  .  The Fund account number;

  .  The dollar amount or number of shares you want to sell; and

  . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899

   If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

   It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

   You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001). You may not exchange Class Y shares.

   You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange.

The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

   You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

   You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    .Your name and address;

    . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    .  Your account number;

    . How much you are exchanging (by dollar amount or by number of shares to be sold); and

    . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899

   The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

   The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

   Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

   You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

   The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

                                  MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

   Mitchell Hutchins is the manager or investment adviser and administrator of both Funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On September 30, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.9 billion.

   As investment manager for PACE Government Securities Fixed Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments, and monitors and reviews the performance of those sub-advisers.

   As investment adviser for Low Duration U.S. Government Income Fund, Mitchell Hutchins has selected a sub-adviser to manage the Fund's investments, subject to approval of the Board of Managed Investments Trust, and monitors and reviews the performance of that sub-adviser.

   Both PACE Trust and Managed Investments Trust have received exemptive orders from the SEC to permit the Board to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

SUB-ADVISER

   The same sub-adviser -- PIMCO -- manages the assets of each Fund. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 2000 PIMCO had approximately $207 billion in assets under management. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

   Scott Mather, an executive vice president of PIMCO, has been primarily responsible for the day-to-day portfolio management of PACE Government Securities Fixed Income Fund since November 1999. He also has been primarily responsible for the day-to-day management of Low Duration U.S. Government Income Fund since January 2000. Prior to joining PIMCO in 1998, Mr. Mather was associated with Goldman Sachs Funds Management, LP, where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing proprietary derivatives positions. PIMCO has served as sub-adviser to PACE Government Securities Fixed Income Fund since the Fund commenced operations on August 24, 1995 and has served as sub-adviser to Low Duration U.S. Government Income Fund since October 24, 1994.

ADVISORY FEES AND FUND EXPENSES

   PACE Government Securities Fixed Income Fund pays fees to Mitchell Hutchins for management and administrative services at the combined annual contract rate of 0.70% of average daily net assets. This combined fee includes an annual contract rate of 0.50% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. During the fiscal year ended July 31, 2000, PACE Government Securities Fixed Income Fund paid Mitchell Hutchins at the lower effective rate of 0.66% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee. Low

Duration U.S. Government Income Fund paid fees to Mitchell Hutchins for investment advisory and administrative services for the Fund's most recent fiscal year at the annual rate of 0.50% of the Fund's average daily net assets.

   Mitchell Hutchins has entered into a written management fee waiver and expense reimbursement agreement with PACE Government Securities Fixed Income Fund to assure that the Fund's overall operating expenses for each class of shares after the Reorganization will be no higher than the current operating expenses of the corresponding class of shares of PaineWebber U.S. Government Income Fund. This agreement would be effective even if the proposed reorganization of PaineWebber U.S. Government Income Fund is not approved by its shareholders, so long as the shareholders of Low Duration U.S. Government Income Fund approve its Reorganization. This agreement will remain in effect through December 1, 2002. As a result of this agreement, Class A shares of the combined Fund are expected to have overall operating expenses that are somewhat higher than the current operating expenses of Class A shares of Low Duration U.S. Government Income Fund and the other classes of shares of the combined Fund would have overall operating expenses that are somewhat lower than the current operating expenses of the corresponding classes of Low Duration U.S. Government Income Fund. Absent the agreement with Mitchell Hutchins, it is expected that the overall operating expenses of all classes of the combined Fund would be higher than the current expenses of the corresponding classes of shares of Low Duration U.S. Government Income Fund.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   Managed Investments Trust's Board approved the proposed Reorganization of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Fund at a meeting held on October 6, 2000. At that meeting and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Low Duration U.S. Government Income Fund, would be served by continuing to operate the funds under their current arrangements. For Low Duration U.S. Government Income Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

   Mitchell Hutchins noted that, although Low Duration U.S. Government Income Fund has performed well, it generally has underperformed its benchmark index. Mitchell Hutchins also noted that, although PACE Government Securities Fixed Income Fund also has underperformed its benchmark index (which is different than the benchmark index for Low Duration U.S. Government Income Fund), it has performed well relative to Low Duration U.S. Government Income Fund. Mitchell Hutchins further noted that PACE Government Securities Fixed Income Fund has a similar investment objective and, like Low Duration U.S. Government Income Fund, invests primarily in U.S. government bonds, including those backed by mortgages. In addition, the Funds are managed by the same sub-adviser, which uses similar investment strategies for both Funds. Mitchell Hutchins noted, however, that PACE Government Securities Fixed Income Fund normally limits its portfolio duration to between one and seven years, while Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. In addition, Low Duration U.S. Government Income Fund normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages and other assets, while PACE Government Securities Fixed Income Fund has no corresponding concentration policy. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

   Mitchell Hutchins noted that Low Duration U.S. Government Income Fund's assets had generally been either declining or relatively flat for the past five years, which indicated that the Fund was becoming less attractive to investors. Mitchell Hutchins stated its belief that the reorganization of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Fund would likely benefit Low

Duration U.S. Government Income Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize economies of scale. Mitchell Hutchins stated its belief that the Reorganization would benefit the Fund's shareholders by giving them an opportunity to invest in securities that are similar to those held by Low Duration U.S. Government Income Fund, except for their generally longer duration, and that the increased risks associated with these longer durations would be offset by the potential for improved returns. Mitchell Hutchins noted, however, that there is no guarantee regarding the future performance of the combined Fund.

   Mitchell Hutchins explained that the investment management and administration fee currently paid by PACE Government Securities Fixed Income Fund is greater than that currently paid by Low Duration U.S. Government Income Fund. Mitchell Hutchins noted its belief, however, that the higher management fee is consistent with managing a portfolio with a longer portfolio duration and the ability to invest in a somewhat wider range of issues. Mitchell Hutchins also informed the Board of Managed Investments Trust that it had entered into a written management fee waiver and expense reimbursement agreement with PACE Government Securities Fixed Income Fund to assure that the Fund's overall operating expenses for each class of shares will be no higher than the current operating expenses of the corresponding class of shares of PaineWebber U.S. Government Income Fund. This agreement would be effective even if the proposed reorganization of PaineWebber U.S. Government Income Fund is not approved by its shareholders, so long as the shareholders of Low Duration U.S. Government Income Fund approve its Reorganization. This agreement would remain in effect through December 1, 2002. As a result of this agreement, the Class A shares of the combined Fund are expected to have overall operating expenses that are somewhat higher than the current operating expenses of the Class A shares of Low Duration U.S. Government Income Fund and the other classes of shares of the combined Fund would have overall operating expenses that are somewhat lower than the current operating expenses of the corresponding classes of Low Duration U.S. Government Income Fund. Absent the agreement, it is expected that the overall operating expenses of all classes of the combined Fund would be higher than the current expenses of the corresponding classes of shares of Low Duration U.S. Government Income Fund. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

   Finally, Mitchell Hutchins reviewed with the Board the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Low Duration U.S. Government Income Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Government Securities Fixed Income Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Managed Investments Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Low Duration U.S. Government Income Fund would include the holding period for the shares of Low Duration U.S. Government Income Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Low Duration U.S. Government Income Fund, plus an additional two years to adjust for the longer holding period and higher deferred sales charges of PACE Government Securities Fixed Income Fund.

   As part of its consideration, the Board of Managed Investments Trust examined a number of factors with respect to the Reorganization, including:
(1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE Government Securities Fixed Income Fund and that expense ratio relative to Low Duration U.S. Government Income Fund's current expense ratio; (4) that Mitchell Hutchins would bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on Low Duration U.S. Government Income Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Low Duration U.S. Government Income Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins and PIMCO; and (10) the terms of the proposed Plan.

   On the basis of the information provided to it and its evaluation of that information, the Board of Managed Investments Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Low Duration U.S. Government Income Fund and that the interests of existing Low Duration U.S. Government Income Fund shareholders will not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MANAGED INVESTMENTS TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF LOW DURATION U.S. GOVERNMENT INCOME FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to this Proxy Statement/Prospectus.

   The Plan contemplates (1) PACE Government Securities Fixed Income Fund's acquiring on the Closing Date all the assets of Low Duration U.S. Government Income Fund in exchange solely for PACE Government Securities Fixed Income Fund shares and PACE Government Securities Fixed Income Fund's assumption of all of Low Duration U.S. Government Income Fund's stated liabilities and (2) the distribution of those shares to Low Duration U.S. Government Income Fund shareholders. Low Duration U.S. Government Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Government Securities Fixed Income Fund will assume from Low Duration U.S. Government Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Low Duration U.S. Government Income Fund's most recent annual and semi-annual financial statements, or incurred by Low Duration U.S. Government Income Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"); provided, however, that Low Duration U.S. Government Income Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. PACE Government Securities Fixed Income Fund will deliver its shares to Low Duration U.S. Government Income Fund, which then will be distributed to Low Duration U.S. Government Income Fund's shareholders.

   The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Government Securities Fixed Income Fund and the NAV of a PACE Government Securities Fixed Income Fund share will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Government Securities Fixed Income Fund's then-current Prospectus and SAI. These procedures are identical to those used by Low Duration U.S. Government Income Fund and described in its Prospectus and SAI. Low Duration U.S. Government Income Fund's net asset value will be the value of its Assets to be acquired by PACE Government Securities Fixed Income Fund, less the amount of Low Duration U.S. Government Income Fund's Liabilities, as of the Valuation Time.

   On, or as soon as practicable after, the Closing Date, Low Duration U.S. Government Income Fund will distribute to its shareholders of record as of the Effective Time the PACE Government Securities Fixed Income Fund shares it receives, by class, so that each Low Duration U.S. Government Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Government Securities Fixed Income Fund equal in aggregate NAV to the shareholder's shares in Low Duration U.S. Government Income

Fund. That distribution will be accomplished by opening accounts on the books of PACE Government Securities Fixed Income Fund in the names of Low Duration U.S. Government Income Fund's shareholders and crediting those accounts with PACE Government Securities Fixed Income Fund shares equal in aggregate NAV to the shareholders' shares in Low Duration U.S. Government Income Fund. Fractional shares of PACE Government Securities Fixed Income Fund will be rounded to the third decimal place.

   Immediately after the Reorganization, each former shareholder of Low Duration U.S. Government Income Fund will own shares of the class of PACE Government Securities Fixed Income Fund equal in aggregate NAV to the aggregate NAV of that shareholder's shares of the corresponding class of Low Duration U.S. Government Income Fund immediately prior to the Reorganization. The NAV per share of PACE Government Securities Fixed Income Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest in either Fund. In addition, Mitchell Hutchins (not the Fund) will bear the expenses in of the Reorganization. Low Duration U.S. Government Income Fund will be terminated after the Reorganization.

   The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Low Duration U.S. Government Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Low Duration U.S. Government Income Fund will continue to operate as a series of Managed Investments Trust and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

   PACE Government Securities Fixed Income Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Government Securities Fixed Income Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and distributions shall appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

   Certain fundamental investment restrictions of Low Duration U.S. Government Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

   The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Managed Investments Trust and tax counsel to PACE Trust, substantially to the following effect:

     (1) PACE Government Securities Fixed Income Fund's acquisition of the Assets in exchange solely for PACE Government Securities Fixed Income Fund shares and PACE Government Securities Fixed Income Fund's assumption of the Liabilities, followed by Low Duration U.S. Government Income Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Low Duration U.S. Government Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Low Duration U.S. Government Income Fund will recognize no gain or loss on its transfer of the Assets to PACE Government Securities Fixed Income Fund in exchange solely for PACE Government Securities Fixed Income Fund shares and PACE Government Securities Fixed Income Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Low Duration U.S. Government Income Fund's shareholders in constructive exchange for their Low Duration U.S. Government Income Fund shares;

     (3) PACE Government Securities Fixed Income Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for PACE Government Securities Fixed Income Fund shares and its assumption of the Liabilities;

     (4) PACE Government Securities Fixed Income Fund's basis for the Assets will be the same as Low Duration U.S. Government Income Fund's basis therefore immediately before the Reorganization, and PACE Government Securities Fixed Income Fund's holding period for the Assets will include Low Duration U.S. Government Income Fund's holding period therefor;

     (5) A Low Duration U.S. Government Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its Low Duration U.S. Government Income Fund shares solely for PACE Government Securities Fixed Income Fund shares pursuant to the Reorganization; and

     (6) A Low Duration U.S. Government Income Fund shareholder's aggregate basis for the PACE Government Securities Fixed Income Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Low Duration U.S. Government Income Fund shares to be constructively surrendered in exchange for those PACE Government Securities Fixed Income Fund shares, and its holding period for those PACE Government Securities Fixed Income Fund shares will include its holding period for those Low Duration U.S. Government Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

   The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   Utilization by PACE Government Securities Fixed Income Fund after the Reorganization of any pre-Reorganization capital losses realized by Low Duration U.S. Government Income Fund could be subject to limitation in future years under the Code.

   You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

   The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Low Duration U.S. Government Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               ----------------

                           ORGANIZATION OF THE FUNDS

   PACE Government Securities Fixed Income Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was organized as a Delaware business trust on September 9, 1994, and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

   Low Duration U.S. Government Income Fund commenced operations on May 3, 1993 as a diversified series of Managed Investments Trust. Managed Investments Trust was organized as a Massachusetts business trust on November 21, 1986, and is registered under the 1940 Act as an open-end management investment company. The operations of Managed Investments Trust, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table is intended to help you understand PACE Government Securities Fixed Income Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Government Securities Fixed Income Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                               PACE GOVERNMENT SECURITIES FIXED INCOME
                                             INVESTMENTS
                          ------------------------------------------------------------
                             FOR THE YEARS ENDED JULY 31,               FOR THE PERIOD
                          ------------------------------------------    ENDED JULY 31,
                            2000        1999        1998      1997          1996+
                          --------    --------    --------  --------    --------------
Net asset value,
 beginning of period....  $  12.10    $  12.59    $  12.61  $  12.07       $ 12.00
                          --------    --------    --------  --------       -------
Net investment income...      0.73        0.68        0.72      0.64          0.49
Net realized and
 unrealized gains
 (losses) from
 investments, options
 and futures............      0.01       (0.43)       0.18      0.58          0.03
                          --------    --------    --------  --------       -------
Net increase from
 investment operations..      0.74        0.25        0.90      1.22          0.52
                          --------    --------    --------  --------       -------
Dividends from net
 investment income......     (0.75)      (0.71)      (0.72)    (0.63)        (0.44)
Distributions from net
 realized gains from
 investments............       --        (0.03)      (0.20)    (0.05)        (0.01)
                          --------    --------    --------  --------       -------
Total dividends and
 distributions..........     (0.75)      (0.74)      (0.92)    (0.68)        (0.45)
                          --------    --------    --------  --------       -------
Net asset value, end of
 period.................  $  12.09    $  12.10    $  12.59  $  12.61       $ 12.07
                          ========    ========    ========  ========       =======
Total investment
 return(1)..............      6.36%       2.02%       7.39%    10.42%         4.35%
                          ========    ========    ========  ========       =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........  $198,918    $191,719    $162,119  $101,606       $58,752
Expenses to average net
 assets, net of fee
 waivers and expense
 reimbursements.........      0.87%++     0.87%++     0.85%     1.57%++       0.85%*
Expenses to average net
 assets, before fee
 waivers and expense
 reimbursements.........      0.91%++     0.93%++     0.95%     1.70%++       1.15%*
Net investment income to
 average net assets, net
 of fee waivers and
 expense
 reimbursements.........      6.12%++     5.49%++     5.90%     5.44%++       5.09%*
Net investment income to
 average net assets,
 before fee waivers and
 expense
 reimbursements.........      6.08%++     5.43%++     5.80%     5.31%++       4.79%*
Portfolio turnover......       585%        418%        353%      712%          978%

----------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*  Annualized.
++ Includes 0.02%, 0.01% and 0.72% of interest expense related to reverse repurchase agreements during the years ended July 31, 2000, July 31, 1999 and July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                CAPITALIZATION

   The following table shows the capitalization of each of Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund as of July 31, 2000, and the pro forma capitalization as of the same date, assuming that shareholders of Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund approve the reorganizations with PACE Government Securities Fixed Income Fund:

                                         PACE GOVERNMENT   PRO FORMA CLASS A
                          LOW DURATION     SECURITIES          COMBINED
                         U.S. GOVERNMENT  FIXED INCOME      PACE GOVERNMENT
                          INCOME FUND:        FUND:        SECURITIES FIXED
                             CLASS A         CLASS A          INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $106,542,467    $    0             $312,387,473
Shares Outstanding......    46,534,977         0               25,847,535
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09
                                         PACE GOVERNMENT   PRO FORMA CLASS B
                          LOW DURATION     SECURITIES          COMBINED
                         U.S. GOVERNMENT  FIXED INCOME      PACE GOVERNMENT
                          INCOME FUND:        FUND:        SECURITIES FIXED
                             CLASS B         CLASS B          INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $  4,095,236    $    0             $ 11,610,434
Shares Outstanding......     1,791,501         0                  960,669
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09
                                         PACE GOVERNMENT
                          LOW DURATION     SECURITIES      PRO FORMA CLASS C
                         U.S. GOVERNMENT  FIXED INCOME       COMBINED PACE
                          INCOME FUND:        FUND:      GOVERNMENT SECURITIES
                             CLASS C         CLASS C       FIXED INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $ 49,588,743    $    0             $ 65,502,560
Shares Outstanding......    21,682,285         0                5,419,807
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09
                                         PACE GOVERNMENT
                          LOW DURATION     SECURITIES      PRO FORMA CLASS Y
                         U.S. GOVERNMENT  FIXED INCOME       COMBINED PACE
                          INCOME FUND:        FUND:      GOVERNMENT SECURITIES
                             CLASS Y         CLASS Y       FIXED INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $    858,162    $    0             $  9,668,860
Shares Outstanding......       374,162         0                  800,020
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09
                                         PACE GOVERNMENT
                          LOW DURATION     SECURITIES      PRO FORMA CLASS P
                         U.S. GOVERNMENT  FIXED INCOME       COMBINED PACE
                          INCOME FUND:        FUND:      GOVERNMENT SECURITIES
                             CLASS P         CLASS P       FIXED INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $    0          $198,918,021       $198,918,021
Shares Outstanding......       0            16,458,856         16,458,856
Net Asset Value Per
 Share..................  $    0          $      12.09       $      12.09

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of PACE Government Securities Fixed Income Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   PACE Trust and Managed Investments Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

   The audited financial statements of Low Duration U.S. Government Income Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Low Duration U.S. Government Income Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1999. The audited financial statements of PACE Government Securities Fixed Income Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Government Securities Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

   Shareholder Proposals. As a general matter, Managed Investments Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Low Duration U.S. Government Income Fund's shareholders should send such proposals to Low Duration U.S. Government Income Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   Other Business. Managed Investments Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Low Duration U.S. Government Income Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  APPENDIX A

             AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

   This Agreement and Plan of Reorganization and Termination ("Agreement") is
made as of     , 2000, by and among PaineWebber PACE Select Advisors Trust, a
Delaware business trust ("PACE Trust"), on behalf of PACE Government Securities Fixed Income Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Managed Investments Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Low Duration U.S. Government Income Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

   The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

   The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

   In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

   1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

    (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

    (b) to assume all of Target's stated liabilities described in paragraph
        1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

   1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

   1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective pro rata number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

   1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February , 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

   3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

   3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

     4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

     4.1.3. Target is a duly established and designated series of Target
  Trust;

     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

     4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended November 30, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.1.18. Target Trust's audited financial statements for the year ended November 30, 1999, and unaudited financial statements for the six months ended May 31, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended; and

     4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be dis-posed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

   4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

     4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

     4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

   4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187).

5. COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

     (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

     (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

   5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

   5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

   Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

   6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

   6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

   6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

     6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

     6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

     6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

   7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. Expenses of the Reorganization that relate to the Acquiring Fund and Target will be borne by Mitchell Hutchins. Any such expenses which are so borne by Mitchell Hutchins will be solely and directly related to the Reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

   Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be
met, or (c) if the Closing has not occurred on or before       , 2001; or

   9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

   This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

   11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

   11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PAINEWEBBER MANAGED INVESTMENTS
                                           TRUST, acting on behalf of its
                                           series, PaineWebber Low Duration
                                           U.S. Government Income Fund

                                          By: _________________________________

                                          PAINEWEBBER PACE SELECT ADVISORS
                                           TRUST, acting on behalf of its
                                           series, PACE Government Securities
                                           Fixed Income Investments

                                          By: _________________________________

                                          Solely with respect to paragraph 7.2
                                           hereof:

                                          MITCHELL HUTCHINS ASSET MANAGEMENT
                                           INC.

                                          By: _________________________________

                                  APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of the Record Date, the following entities owned beneficially or of record 5% or more of the Class [ ] shares of Low Duration U.S. Government Income Fund or the Class P shares of PACE Government Securities Fixed Income Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any other class of either Fund's outstanding shares of beneficial interest as of the Record Date.

                   LOW DURATION U.S. GOVERNMENT INCOME FUND

                                                         PERCENT BENEFICIAL
                                  PERCENT BENEFICIAL    OWNERSHIP OF COMBINED
                                   OWNERSHIP OF LOW        PACE GOVERNMENT
                               DURATION U.S. GOVERNMENT      SECURITIES
SHAREHOLDER'S NAME/ADDRESS           INCOME FUND          FIXED INCOME FUND
--------------------------     ------------------------ ---------------------
[       ]                                   %                       %
c/o Mitchell Hutchins Asset
Management Inc.
51 West 52nd Street
New York, New York 10019-6114

                 PACE GOVERNMENT SECURITIES FIXED INCOME FUND

                               PERCENT BENEFICIAL  PERCENT BENEFICIAL
                               OWNERSHIP OF PACE  OWNERSHIP OF COMBINED
                                   GOVERNMENT        PACE GOVERNMENT
                                SECURITIES FIXED    SECURITIES FIXED
SHAREHOLDER'S NAME/ADDRESS        INCOME FUND          INCOME FUND
--------------------------     ------------------ ---------------------
[       ]                                %                    %
c/o Mitchell Hutchins Asset
Management Inc.
51 West 52nd Street
New York, New York 10019-6114

                                  APPENDIX C

   MANAGEMENT'S DISCUSSION OF PACE GOVERNMENT SECURITIES FIXED INCOME FUND'S
                                  PERFORMANCE

   THE DISCUSSION BELOW WAS TAKEN FROM PACE GOVERNMENT SECURITIES FIXED INCOME FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN UPDATED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

   Adviser: Pacific Investment Management Company (PIMCO)

   Portfolio Manager: Scott Mather

   Objective: Current income

   Investment Process: The Portfolio invests primarily in mortgage-backed securities along with U.S. government and agency securities of varying maturities. The Portfolio's dollar-weighted average duration ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest-rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                               6 MONTHS 1 YEAR 3 YEARS SINCE INCEPTION 8/24/95
                               -------- ------ ------- -----------------------
With PACE program fee*........  4.37%   4.77%   3.66%           4.56%
Without PACE program fee......  5.15%   6.36%   5.23%           6.14%
Lehman Brothers Mortgage
 Backed Securities Index......  5.24%   6.43%   5.54%           6.56%
Lipper Intermediate U.S.
 Government Funds Median......  4.58%   4.69%   4.49%           5.40%

----------------
* The maximum annual PACE program fee is 1.5% of the value of PACE assets.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              LEHMAN
                             BROTHERS
                             MORTGAGE
        PORTFOLIO             BACKED
         WITHOUT  PORTFOLIO SECURITIES
           FEE    WITH FEE*   INDEX
Aug-95   $10,008   $10,005   $10,000
Sep-95   $10,050   $10,034   $10,088
Oct-95   $10,219   $10,190   $10,178
Nov-95   $10,343   $10,301   $10,294
Dec-95   $10,493   $10,437   $10,422
Jan-96   $10,552   $10,483   $10,501
Feb-96   $10,402   $10,321   $10,413
Mar-96   $10,354   $10,260   $10,376
Apr-96   $10,297   $10,191   $10,347
May-96   $10,301   $10,182   $10,317
Jun-96   $10,427   $10,294   $10,459
Jul-96   $10,435   $10,289   $10,498
Aug-96   $10,460   $10,301   $10,498
Sep-96   $10,627   $10,452   $10,673
Oct-96   $10,837   $10,645   $10,883
Nov-96   $11,012   $10,804   $11,038
Dec-96   $10,940   $10,720   $10,981
Jan-97   $10,993   $10,758   $10,062
Feb-97   $11,019   $10,770   $11,099
Mar-97   $10,927   $10,667   $10,994
Apr-97   $11,090   $10,813   $11,169
May-97   $11,185   $10,891   $11,278
Jun-97   $11,310   $11,000   $11,410
Jul-97   $11,522   $11,192   $11,625
Aug-97   $11,495   $11,151   $11,597
Sep-97   $11,624   $11,262   $11,744
Oct-97   $11,771   $11,391   $11,875
Nov-97   $11,827   $11,430   $11,914
Dec-97   $11,929   $11,514   $12,022
Jan-98   $12,034   $11,601   $12,141
Feb-98   $12,049   $11,601   $12,167
Mar-98   $12,089   $11,626   $12,218
Apr-98   $12,156   $11,676   $12,288
May-98   $12,252   $11,752   $12,369
Jun-98   $12,326   $11,809   $12,428
Jul-98   $12,374   $11,840   $12,491
Aug-98   $12,515   $11,960   $12,605
Sep-98   $12,624   $12,049   $12,757
Oct-98   $12,586   $11,998   $12,740
Nov-98   $12,623   $12,018   $12,804
Dec-98   $12,694   $12,071   $12,858
Jan-99   $12,796   $12,152   $12,950
Feb-99   $12,718   $12,063   $12,898
Mar-99   $12,804   $12,129   $12,985
Apr-99   $12,848   $12,156   $13,045
May-99   $12,782   $12,078   $12,972
Jun-99   $12,707   $11,992   $12,926
Jul-99   $12,625   $11,900   $12,839
Aug-99   $12,609   $11,871   $12,839
Sep-99   $12,804   $12,039   $13,047
Oct-99   $12,849   $12,066   $13,122
Nov-99   $12,863   $12,064   $13,129
Dec-99   $12,823   $12,011   $13,097
Jan-00   $12,769   $11,946   $12,983
Feb-00   $12,953   $12,103   $13,134
Mar-00   $13,119   $12,243   $13,277
Apr-00   $13,128   $12,236   $13,286
May-00   $13,093   $12,188   $13,293
Jun-00   $13,348   $12,410   $13,577
Jul-00   $13,427   $12,468   $13,664

  The graph depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

   Below-index duration, a measure of the Portfolio's sensitivity to interest rate changes, was a positive for performance as intermediate- and short-term rates rose during the period. An overweight in GNMA securities had a positive impact on performance as GNMAs outperformed conventional mortgages because of their "full faith and credit backing" from the Federal government. An underweight in deep discount mortgages was a modest negative as these bonds offered the best performing coupon for the period. Limited exposure to yield-enhancing collateralized mortgage obligations (CMOs) added to returns, as did the use of relatively high-yielding adjustable rate mortgages (ARMs).

   PIMCO's secular outlook is bullish based on expectations of a slowing U.S. economy, leading to anticipated maximum U.S. and global growth of three percent over the next several years. While the tightening cycle by the Federal Reserve Board (the "Fed") appears to be almost over, monetary policy will probably remain restrictive until a slowdown is confirmed.

   Prospects for mortgages remain favorable because of limited new supply and reduced prepayment risk due to recent increases in mortgage rates. We intend to target portfolio duration near the benchmark in anticipation of higher inflation in the near term. To take advantage across the yield curve, however, the Portfolio continues to hold a broader selection of maturities than the benchmark. We also expect to reduce the overweight of GNMAs to a more neutral position relative to conventional mortgages as relative value between these sectors has become more balanced. We anticipate maintaining limited exposure to well-structured CMOs to capture attractive yields. We also expect to continue emphasizing ARMs as their relatively high yields should increase investor demand and boost prices.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS -- PORTFOLIO STATISTICS

CHARACTERISTICS*                                            PORTFOLIO   INDEX
----------------                                            ---------  --------
Duration................................................... 3.64 yrs   4.11 yrs
Maturity................................................... 4.90 yrs   7.36 yrs
Average Coupon.............................................     6.65%      6.86%
Average Yield to Maturity..................................     7.96%      7.58%
Average Quality............................................      AAA        AAA
Net Assets ($MM)...........................................   $198.9   $1,946.6
Number of Securities.......................................      186        519
Bonds......................................................      165%       100%
Liabilities in Excess of Other Assets......................      -65%         0%
ASSET ALLOCATION*                                           PORTFOLIO   INDEX
-----------------                                           ---------  --------
Agency Mortgage Pass-Throughs..............................    118.1%     100.0%
Collateralized Mortgages...................................     31.7         --
U.S. Government............................................      2.5         --
Cash & Equivalents.........................................      8.5         --
Corporate Obligations......................................      1.5         --
Asset Backed...............................................      2.8         --
Liabilities in Excess of Other Assets......................    -65.1         --
                                                            --------   --------
Total......................................................    100.0%     100.0%

----------------
* Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.



PROXY          PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND        PROXY
               (a series of PaineWebber Managed Investments Trust)


               Special Meeting of Shareholders - January 25, 2001



This proxy is being solicited for the Board of Trustees of PaineWebber Managed Investments Trust ("Trust") on behalf of PaineWebber Low Duration U.S. Government Income Fund, a series of the Trust. The undersigned hereby appoints as proxies [_______] and [_________], and each of them (with the power of substitution), to vote for the undersigned all shares of beneficial interest of the undersigned in PaineWebber Low Duration U.S. Government Income Fund, a series of the Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to PaineWebber Low Duration U.S. Government Income Fund.

                                   VOTE VIA THE INTERNET: http://
                                   VOTE VIA TELEPHONE:
                                   CONTROL NUMBER: [999 9999 9999 999]

                                   If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                                   _____________________________________________
                                   Signature
                                   _____________________________________________
                                   Signature (if held jointly)
                                   ____________________________________, 200____
                                   Date


            Please mark your vote on the reverse side of this card.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.




The Board of Trustees recommends a vote "FOR" the Proposal. Please indicate your vote by filling in the box completely. EXAMPLE: [x]


                                                                                     FOR    AGAINST    ABSTAIN

1.   Approval of the Agreement and Plan of Reorganization and Termination that       [ ]      [ ]        [ ]
     provides for the reorganization of PaineWebber Low Duration U.S. Government
     Income Fund, a series of PaineWebber Managed Investments Trust, into PACE
     Government Securities Fixed Income Investments, a series of PaineWebber
     PACE Select Advisors Trust.



              Please date and sign the reverse side of this card.

                    PAINEWEBBER PACE SELECT ADVISORS TRUST
      (ON BEHALF OF PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS)

                     PAINEWEBBER MANAGED INVESTMENTS TRUST
                    (ON BEHALF OF PAINEWEBBER LOW DURATION
                         U.S. GOVERNMENT INCOME FUND)

                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114


                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates specifically to the proposed Reorganization whereby PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"), would acquire all of the assets of PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), a series of PaineWebber Managed Investments Trust, in exchange solely for shares of PACE Government Securities Fixed Income Fund and the assumption by PACE Government Securities Fixed Income Fund of all of Low Duration U.S. Government Income Fund's stated liabilities. This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of PACE Government Securities Fixed Income Fund (giving effect to the Reorganization) for the year ended July 31, 2000, and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional Information:

     (1) The combined Statement of Additional Information of PACE Trust, which includes information relating to PACE Government Securities Fixed Income Fund, dated November __, 2000;

     (2) The combined Annual Report to Shareholders of PACE Trust, which includes information relating to PACE Government Securities Fixed Income Fund for the fiscal year ended July 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-08764, filed October 6, 2000, accession number 0000912057-00-043979);

     (3) The Semi-Annual Report to Shareholders of Low Duration U.S. Government Income Fund, dated May 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-04040, filed August 7, 2000, accession number 0000912057-00-034897);

     (4) The Annual Report to Shareholders of Low Duration U.S. Government Income Fund for the fiscal year ended November 30, 1999 (Incorporated by reference from N-30D, SEC File Number 811-04040, filed February 10, 2000, accession number 0000912057-00-005117).

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated November __, 2000 relating to the proposed Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November __, 2000.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The first three tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund as adjusted giving effect to the Reorganization.

     The next three tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for PaineWebber U.S. Government Income Fund, Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund as adjusted to show the combined effect of the Reorganization and the proposed reorganization of PaineWebber U.S. Government Income Fund into PACE Government Securities Fixed Income Fund, which is expected to occur at approximately the same time as the Reorganization.

     The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of July 31, 2000, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is expected, however, that some of Low Duration U.S. Government Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is not expected that any of Low Duration U.S. Government Income Fund's holdings will be incompatible with PACE Government Securities Fixed Income Fund's holdings. However, if the shareholders of Low Duration U.S. Government Income Fund approve the Reorganization, some of the Fund's holdings may need to be liquidated immediately prior to or following the Reorganization to adjust the duration of the combined Fund. Any portfolio holdings of Low Duration U.S. Government Income Fund that must be sold for this reason would be liquidated in an orderly manner and the proceeds held in temporary investments or reinvested in assets with durations that are consistent with the duration of the combined Fund. As of ______________, 2000, only a very small percentage of Low Duration U.S. Government Income Fund's portfolio holdings would have had to be sold to adjust the portfolio duration of the combined Fund. The portion of Low Duration U.S. Government Income Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-adviser's continuing assessment of the appropriate portfolio duration for PACE Government Securities Fixed Income Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for Low Duration U.S. Government Income Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PAINEWEBBER LOW DURATION UNITED STATES GOVERNMENT INCOME FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JULY 31, 2000

                                                                          PACE GOVERNMENT
                                                                          SECURITIES FIXED     PW LOW DURATION U.S.
                                                                         INCOME INVESTMENTS     GOVT. INCOME FUND        COMBINED
                                                                         ------------------    --------------------      --------
ASSETS
Investments in securities, at value (cost - $330,884,058,
  $209,625,314,  and $540,509,372, respectively)                            $ 328,327,261         $ 208,997,696       $ 537,324,957
Receivable for investments sold                                                     3,260               467,063             470,323
Receivable for shares of beneficial interests sold                                110,435                   381             110,816
Dividends and interest receivable                                               1,633,542             1,309,501           2,943,043
Deferred organizational expenses                                                    1,025                     -               1,025
Other assets                                                                       32,713                19,591              52,304
                                                                            -------------         -------------       -------------

Total assets                                                                  330,108,236           210,794,232         540,902,468
                                                                            -------------         -------------       -------------

LIABILITIES
Payable for investments purchased                                             130,699,989            48,800,072         179,500,061
Payable for shares of beneficial interest repurchased                             103,565               434,226             537,791
Unrealized depreciation of forward foreign currency contracts                           -                   214                 214
Outstanding options written, at value                                              77,700                     -              77,700
Payable to affiliates                                                             114,807                64,290             179,097
Payable to custodian                                                               82,526                     -              82,526
Accrued expenses and other liabilities                                            111,628               410,824             522,452
                                                                            -------------         -------------       -------------

Total liabilities                                                             131,190,215            49,709,626         180,899,841
                                                                            -------------         -------------       -------------
NET ASSETS

Common Stock/Beneficial interest shares of $0.001 par value
  outstanding - 16,458,856, 70,382,925 and 29,787,303, respectively           203,803,263           282,773,545         486,576,808
Accumulated undistributed (distributions in excess of) net investment
  income (loss)                                                                 1,181,552               (42,695)          1,138,857
Accumulated net realized losses from investment transactions                   (3,516,672)         (121,018,626)       (124,535,298)
Net unrealized depreciation of investments                                     (2,550,122)             (627,618)         (3,177,740)
                                                                            -------------         -------------       -------------

Net assets applicable to shares outstanding                                 $ 198,918,021         $ 161,084,606       $ 360,002,627
                                                                            =============         =============       =============
  Class P:
Net assets                                                                  $ 198,918,021         $           -       $ 198,918,021
                                                                            -------------         -------------       -------------

Shares outstanding                                                             16,458,856                     -          16,458,856
                                                                            -------------         -------------       -------------

Net asset value and offering price per share                                $       12.09         $           -       $       12.09
                                                                            =============         =============       =============
  Class A:
Net assets                                                                  $           -         $ 106,542,467       $ 106,542,467
                                                                            -------------         -------------       -------------
Shares outstanding                                                                      -            46,534,977           8,815,527
                                                                            -------------         -------------       -------------
Net asset and redemption value per share                                    $           -         $        2.29       $       12.09
                                                                            =============         =============       =============
Maximum offering price per share (net asset value plus sales
  charge of 3% of offering price)                                           $           -         $        2.36             $ 12.46
                                                                            =============         =============       =============
  Class B:
Net assets                                                                  $           -         $   4,095,236       $   4,095,236
                                                                            -------------         -------------       -------------
Shares outstanding                                                                      -             1,791,501             338,848
                                                                            -------------         -------------       -------------

Net asset value and offering price per share                                $           -         $        2.29       $       12.09
                                                                            =============         =============       =============
  Class C:
Net assets                                                                  $           -         $  49,588,743       $  49,588,743
                                                                            -------------         -------------       -------------
Shares outstanding                                                                      -            21,682,285           4,103,067
                                                                            -------------         -------------       -------------
Net asset value and offering price per share                                $           -         $        2.29       $       12.09
                                                                            =============         =============       =============
  Class Y:
Net assets                                                                  $           -         $     858,162       $     858,162
                                                                            -------------         -------------       -------------
Shares outstanding                                                                      -               374,162              71,006
                                                                            -------------         -------------       -------------
Net asset value and offering price per share                                $           -         $        2.29       $       12.09
                                                                            =============         =============       =============



             See accompanying notes to proforma financial statements

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PAINEWEBBER LOW DURATION UNITED STATES GOVERNMENT INCOME FUND
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000

                                                                  PACE GOVERNMENT   PW LOW DURATION
                                                                 SECURITIES FIXED   U.S. GOVERNMENT
                                                                INCOME INVESTMENTS    INCOME FUND      ADJUSTMENTS       COMBINED
                                                                ------------------  ---------------    -----------       --------
INVESTMENT INCOME:
  Interest                                                         $ 13,773,465      $  9,574,775      $       -       $ 23,348,240
                                                                   ------------      ------------      ---------       ------------
                                                                     13,773,465         9,574,775              -         23,348,240
                                                                   ------------      ------------      ---------       ------------
EXPENSES:
  Investment advisory and administration                              1,380,076           747,990        299,197  (a)     2,427,263
  Shareholder distribution and servicing fees                                 -           700,716              -            700,716
  Transfer agency and service                                            87,822           131,654              -            219,476
  Trustees' fees                                                         26,250            13,500        (13,500) (b)        26,250
  Legal and audit                                                        67,927            73,248        (73,248) (b)        67,927
  Amortization of organizational expenses                                19,032                 -              -             19,032
  Reports and notices to shareholders                                    37,193            23,790        (19,032) (b)        41,951
  Federal and state registration fees                                     8,935            37,812        (30,249) (b)        16,497
  Custody and accounting                                                120,092            74,799              -            194,891
  Interest expense                                                       39,447                 -              -             39,447
  Other expenses                                                         12,281            27,839              -             40,120
                                                                   ------------      ------------      ---------       ------------
                                                                      1,799,055         1,831,348        163,168          3,793,571
  Less: fee waivers and reimbursements from investment adviser          (83,618)                -       (450,778) (c)      (534,396)
                                                                   ------------      ------------      ---------       ------------
  Net expenses                                                        1,715,437         1,831,348       (287,610)         3,259,175
                                                                   ------------      ------------      ---------       ------------
  Net investment income (loss)                                       12,058,028         7,743,427        287,610         20,089,065
                                                                   ------------      ------------      ---------       ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from investment transactions               15,206        (2,386,961)             -         (2,371,755)
  Net change in unrealized appreciation of investments                  114,103           445,962              -            560,065
                                                                   ------------      ------------      ---------       ------------
Net realized and unrealized gains (losses) from
  investment activities                                                 129,309        (1,940,999)             -         (1,811,690)
                                                                   ------------      ------------      ---------       ------------

Net increase (decrease) in net assets resulting from operations    $ 12,187,337      $ 15,802,428      $ 287,610       $ 18,277,376
                                                                   ============      ============      =========       ============

______________
(a) Reflects increase in fees resulting from the higher fee schedule, before waivers, of PACE Government Securities Fixed Income Investments.
(b) Reflects the anticipated savings of the merger.
(c) Reflects decrease in fees resulting from the lower fee schedule, net of waivers, of PACE Government Securities Fixed Income Investments.


             See accompanying notes to proforma financial statements

 PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
 PAINEWEBBER LOW DURATION UNITED STATES GOVERNMENT INCOME FUND
 PROFORMA PORTFOLIO OF INVESTMENTS
 FOR THE YEAR ENDED JULY 31, 2000


     COMBINED                                                                        PACE GOVERNMENT    PW LOW DURATION
    PRINCIPAL                                            MATURITY        INTEREST   SECURITIES FIXED   U.S. GOVERNMENT
   AMOUNT (000)                                            DATES          RATES    INCOME INVESTMENTS    INCOME FUND      COMBINED
------------------                                       ---------       --------  ------------------  ---------------  -----------
          U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS - 4.98%
 $ 17,852 U.S. Treasury Inflation Index Notes             07/15/02          3.625%   $   4,821,287      $  12,963,906   $ 17,785,193
      155 U.S. Treasury Notes                             08/31/00          5.125                -            154,806        154,806
                                                                                     -------------      -------------   ------------

          Total U.S. Government and Agency
           Obligations (cost - $17,824,041)                                              4,821,287         13,118,712     17,939,999
                                                                                     -------------      -------------   -----------

          GOVERNMENT NATIONAL MORTGAGE
           ASSOCIATION CERTIFICATES - 60.28%
    2,996 GNMA                                            05/20/30          6.000                -          2,938,992      2,938,992
   11,708 GNMA                                      06/20/22 to 04/20/27    6.375                -         11,743,262     11,743,262
    5,001 GNMA                                            07/15/30          6.500                -          4,952,545      4,952,545
    6,479 GNMA                                      07/20/17 to 08/20/27    6.750                -          6,508,342      6,508,342
    4,466 GNMA                                      07/20/25 to 09/20/26    6.750        4,490,751                  -      4,490,751
    3,694 GNMA                                            09/15/01          6.800        3,686,108                  -      3,686,108
    7,590 GNMA                                      05/15/02 to 11/20/27    7.000        7,557,891                  -      7,557,891
    2,606 GNMA                                            06/16/26          7.040+       2,585,051                  -      2,585,051
    1,105 GNMA                                            11/20/22          7.125                -          1,111,333      1,111,333
    4,120 GNMA                                      11/20/21 to 12/20/27    7.125        4,134,598                  -      4,134,598
    4,795 GNMA                                      01/20/18 to 02/20/27    7.375        4,817,913                  -      4,817,913
    8,523 GNMA                                      03/20/23 to 02/20/28    7.375                -          8,565,823      8,565,823
    1,494 GNMA                                            05/15/39          7.470        1,474,303                  -      1,474,303
    2,947 GNMA                                            06/20/30          7.500                -          2,956,641      2,956,641
    1,298 GNMA                                      07/15/02 to 09/30/29    7.500        1,299,879                  -      1,299,879
       76 GNMA                                            02/15/23          8.000                -             76,905         76,905
      533 GNMA                                      12/15/07 to 08/15/09    8.000          542,741                  -        542,741
    2,885 GNMA                                            06/20/16          8.500        2,921,257                  -      2,921,257
      996 GNMA                                            06/20/30          9.000                -          1,019,237      1,019,237
    3,745 GNMA                                      01/15/16 to 09/15/20   10.500                -          4,023,275      4,023,275
    2,217 GNMA                                      03/15/10 to 05/15/19   11.500                -          2,429,929      2,429,929
    3,995 GNMA ARM                                        05/20/30          6.000        3,918,267                  -      3,918,267
   22,000 GNMA I                                          08/23/30          6.500       21,793,750                  -     21,793,750
   10,000 GNMA I                                          08/23/30          7.000        9,706,200                  -      9,706,200
    5,000 GNMA II                                         04/20/30          6.500                -          4,956,667      4,956,667
    1,799 GNMA II                                   07/20/27 to 04/20/30    6.750                -          1,779,977      1,779,977
   21,911 GNMA II                                   05/20/30 to 07/20/30    7.000                -         21,831,073     21,831,073
      480 GNMA II                                         01/20/28          7.375                -            481,218        481,218
    1,500 GNMA II                                         07/20/30          7.500                -          1,503,225      1,503,225
    6,000 GNMA II                                         08/25/30          8.500        6,093,750                  -      6,093,750
    2,998 GNMA II                                   04/20/30 to 07/20/30    9.000                -          3,067,486      3,067,486
      998 GNMA II                                         04/20/30          9.000        1,021,226                  -      1,021,226
    4,763 GNMA II ARM                                     04/20/26          6.375                -          4,773,516      4,773,516
      332 GNMA II ARM                               04/20/18 to 01/20/28    6.375          333,584                  -        333,584
   24,483 GNMA II ARM                               10/20/29 to 08/24/30    7.000       24,428,510                  -     24,428,510
    1,034 GNMA II ARM                                     01/20/18          7.375                -          1,040,990      1,040,990
    1,500 GNMA II ARM                                     07/20/30          7.500        1,503,225                  -      1,503,225
   20,000 GNMA II TBA                                       TBA             5.500                -         19,812,500     19,812,500
    5,000 GNMA II TBA                                       TBA             8.500                -          5,078,125      5,078,125
    3,000 GNMA II TBA                                       TBA             9.000                -          3,080,615      3,080,615
       72 GNMA Project Loan                               10/15/40          7.000           62,660                  -         62,660
      934 GNMA Project Loan                               09/30/29          7.500          895,874                  -        895,874
                                                                                     -------------      -------------   ------------
          Total Government National Mortgage
           Association Certificates
           (cost - $217,950,735)                                                       103,267,538        113,731,676    216,999,214
                                                                                     -------------      -------------   ------------

          FEDERAL HOME LOAN MORTGAGE
           CORPORATION CERTIFICATES - 11.01%
      220 FHLMC                                           08/01/01          6.500          218,001                  -        218,001
    1,895 FHLMC                                           09/01/04          7.000        1,878,253                  -      1,878,253
    1,855 FHLMC                                           07/01/24          7.270                -          1,892,244      1,892,244
      984 FHLMC                                           05/01/21          7.450          978,511                  -        978,511
      789 FHLMC                                     10/01/17 to 11/01/24    7.500          783,984                  -        783,984
       52 FHLMC                                           01/01/23          8.000                -             52,130         52,130
      876 FHLMC                                           03/01/13          8.000          881,132                  -        881,132
    1,569 FHLMC                                           05/01/16          8.500                -          1,599,247      1,599,247
      283 FHLMC                                           04/01/04          8.500          283,982                  -        283,982
      179 FHLMC                                     07/01/09 to 02/01/10    9.000                -            184,272        184,272
      499 FHLMC                                           11/01/16          9.750                -            522,840        522,840
      525 FHLMC                                     10/01/20 to 11/01/20   10.500                -            563,139        563,139
    1,659 FHLMC                                     05/01/11 to 12/01/20   11.000                -          1,795,535      1,795,535
    1,074 FHLMC                                     06/01/04 to 07/01/19   11.500                -          1,174,337      1,174,337
    6,511 FHLMC ARM                                 04/01/29 to 01/01/30    5.930                -          6,585,913      6,585,913
    1,858 FHLMC ARM                                       01/01/30          5.930        1,867,450                  -      1,867,450
    1,903 FHLMC ARM                                       01/01/28          6.350        1,883,990                  -      1,883,990
    2,809 FHLMC ARM                                       12/01/29          6.468                -          2,837,548      2,837,548
    1,873 FHLMC ARM                                       12/01/29          6.468        1,891,699                  -      1,891,699
    4,549 FHLMC ARM                                       11/01/27          6.706                -          4,576,529      4,576,529
      565 FHLMC ARM                                       10/01/29          6.907                -            563,681        563,681
      993 FHLMC ARM                                       10/01/29          6.907          991,777                  -        991,777
    1,773 FHLMC ARM                                       07/01/24          7.742        1,808,409                  -      1,808,409
    3,733 FHLMC ARM                                       04/01/29          7.907        3,834,577                  -      3,834,577
                                                                                     -------------      -------------   ------------
          Total Federal Home Loan Mortgage
           Corporation Certificates
           (cost - $39,642,280)                                                        17,301,765         22,347,415     39,649,180
                                                                                     -------------      -------------   ------------

          FEDERAL HOUSING ADMINISTRATION
           CERTIFICATES - 8.04%
   11,410 FHA                                    02/01/20 to 03/01/41 8.375 to 8.800             -         11,038,169     11,038,169
   18,662 FHA Project Notes                      10/15/04 to 02/01/29 6.850 to 8.500    17,920,086                  -     17,920,086
                                                                                     -------------      -------------   ------------
          Total Federal Housing Administration
           Certificates (cost--$30,305,917)                                             17,920,086         11,038,169     28,958,255
                                                                                     -------------      -------------   ------------

          FEDERAL NATIONAL MORTGAGE ASSOCIATION
           CERTIFICATES - 35.35%
    2,779 FNMA                                            02/01/29          6.000                -          2,811,312      2,811,312
    1,502 FNMA                                            03/01/04          7.000        1,489,630                  -      1,489,630
    2,994 FNMA                                            04/01/07          7.250                -          2,993,884      2,993,884
    5,347 FNMA                                      01/01/07 to 04/01/07    7.250        5,371,925                  -      5,371,925
   40,200 FNMA                                      10/01/26 to 08/16/30    7.500       39,626,000                  -     39,626,000
    3,992 FNMA                                            03/01/07          7.547                -          4,007,942      4,007,942
    1,573 FNMA                                      07/01/25 to 10/01/29    8.000        1,586,188                  -      1,586,188
    2,264 FNMA                                      11/01/02 to 09/01/27    8.500        2,306,023                  -      2,306,023
    1,087 FNMA                                      10/01/19 to 02/01/26    9.000        1,121,721                  -      1,121,721



     COMBINED                                                                        PACE GOVERNMENT    PW LOW DURATION
    PRINCIPAL                                            MATURITY        INTEREST   SECURITIES FIXED   U.S. GOVERNMENT
   AMOUNT (000)                                            DATES          RATES    INCOME INVESTMENTS    INCOME FUND      COMBINED
------------------                                       ---------       --------  ------------------  ---------------   -----------

    2,098 FNMA                                      04/01/10 to 12/01/15    9.250                -          2,165,047      2,165,047
      267 FNMA                                      03/01/06 to 12/01/09    9.500                -            276,685        276,685
    1,683 FNMA                                            08/01/19         10.000                -          1,784,460      1,784,460
      446 FNMA                                      07/01/10 to 06/01/19   10.250                -            469,710        469,710
      926 FNMA                                      02/01/12 to 04/01/22   10.500                -          1,005,352      1,005,352
    4,589 FNMA ARM                                        02/01/30          6.064                -          4,648,155      4,648,155
    1,836 FNMA ARM                                        02/01/30          6.276        1,859,262                  -      1,859,262
    1,910 FNMA ARM                                        02/01/26          6.406                -          1,959,593      1,959,593
    1,389 FNMA ARM                                        02/01/29          6.424        1,405,656                  -      1,405,656
    1,791 FNMA ARM                                        09/01/15          6.531                -          1,796,858      1,796,858
    1,862 FNMA ARM                                        12/01/27          6.629        1,852,853                  -      1,852,853
    3,188 FNMA ARM                                        03/01/07          6.820        3,201,042                  -      3,201,042
    2,284 FNMA ARM                                        09/01/26          7.027                -          2,315,075      2,315,075
    4,961 FNMA ARM                                        07/01/09          7.249        4,947,190                  -      4,947,190
    1,642 FNMA ARM                                        03/01/25          7.634                -          1,680,984      1,680,984
    1,642 FNMA ARM                                        03/01/25          7.810        1,680,984                  -      1,680,984
    1,033 FNMA ARM                                        02/01/05          9.000                -          1,077,577      1,077,577
    1,616 FNMA ARM                                  07/01/13 to 05/01/20   11.000                -          1,750,317      1,750,317
   30,000 FNMA TBA                                          TBA             8.000       30,084,360                  -     30,084,360
                                                                                     -------------      -------------   ------------
          Total Federal National Mortgage
           Association Certificates
           (cost - $127,348,169)                                                        96,532,834         30,742,951    127,275,785
                                                                                     -------------      -------------   ------------

          COLLATERALIZED MORTGAGE
           OBLIGATIONS - 17.21%
      136 FHLMC GNMA REMIC, Series 23, Class KZ           11/25/23          6.500          114,123                  -        114,123
      413 FHLMC REMIC, Series 0159, Class H               09/15/21          4.500          379,392                  -        379,392
      550 FHLMC REMIC, Series 0185, Class E               08/15/06          9.000          559,620                  -        559,620
    3,102 FHLMC REMIC, Series 1003, Class H               10/15/20          7.438++      2,117,058                  -      2,117,058
    3,666 FHLMC REMIC, Series 1188, Class H               12/15/20          7.500        3,670,156                  -      3,670,156
    1,971 FHLMC REMIC, Series 1322, Class G               02/15/07          7.500        1,979,886                  -      1,979,886
      299 FHLMC REMIC, Series 1347, Class HC              12/15/21          4.250          276,467                  -        276,467
    2,280 FHLMC REMIC, Series 1361, Class D               11/15/05          6.000        2,268,188                  -      2,268,188
    1,106 FHLMC REMIC, Series 1502, Class PX              04/15/23          7.000          969,396                  -        969,396
      605 FHLMC REMIC, Series 1534, Class Z               06/15/23          5.000          426,837                  -        426,837
    1,630 FHLMC REMIC, Series 1542, Class Z               7/15/23           7.000        1,446,932                  -      1,446,932
      142 FHLMC REMIC, Series 1552, Class EA              01/15/17          5.850           79,186             62,529        141,715
      179 FHLMC REMIC, Series 1573, Class PZ              09/15/23          7.000          162,186                  -        162,186
      255 FHLMC REMIC, Series 1640, Class F               10/15/07          7.088++        254,690                  -        254,690
      150 FHLMC REMIC, Series 1658, Class GZ              01/15/24          7.000          135,893                  -        135,893
      114 FHLMC REMIC, Series 1661, Class PE              11/15/06          6.000          113,810                  -        113,810
    1,000 FHLMC REMIC, Series 1694, Class Z               03/15/24          6.500          868,568                  -        868,568
      110 FHLMC REMIC, Series 1775, Class Z               03/15/25          8.500          112,996                  -        112,996
    3,085 FHLMC REMIC, Series 1869, Class J               12/15/24          8.000        3,109,343                  -      3,109,343
    1,313 FHLMC REMIC, Series 1933, Class ZA              02/15/27          8.000        1,314,272                  -      1,314,272
       89 FNMA REMIC, Trust 1992 - 074, Class Z           05/25/22          8.000           89,019                  -         89,019
      165 FNMA REMIC, Trust 1992 - 129, Class L           07/25/22          6.000          144,528                  -        144,528
    1,251 FNMA REMIC, Trust 1993 - 037, Class PX          03/25/23          7.000        1,122,227                  -      1,122,227
      464 FNMA REMIC, Trust 1993 - 040, Class ZA          12/25/23          6.500          401,819                  -        401,819
       47 FNMA REMIC, Trust 1993 - 162, Class C           08/25/23          3.000@          46,319                  -         46,319
       45 FNMA REMIC, Trust 1993 - 240, Class Z           12/25/13          6.250           40,516                  -         40,516
    1,187 FNMA REMIC, Trust 1993 - 250, Class DZ          12/25/23          7.000          992,139                  -        992,139
       71 FNMA REMIC, Trust 1993 - 250, Class Z           12/25/23          7.000           65,975                  -         65,975
       77 FNMA REMIC, Trust 1994- 027, Class CZ           02/25/24          6.500           66,515                  -         66,515
      876 FNMA REMIC, Trust 1999- 003, Class CZ           2/25/14           6.000          716,987                  -        716,987
      107 FNMA REMIC, Trust 1999- 043, Class AZ           08/25/29          7.000           92,220                  -         92,220
    1,105 FNMA REMIC, Trust G92 - 040, Class ZC           07/25/22          7.000        1,077,759                  -      1,077,759
      148 FNMA REMIC, Trust G94 - 006, Class PJ           05/17/24          8.000          150,586                  -        150,586
      919 GNMA REMIC, Trust Series 2000 - 009,
           Class FH                                       02/16/30          7.126++        922,361                  -        922,361
    1,963 3EWCourt Receivables Asset Trust
           Series 1997-1, Class A4                        05/20/05          6.193                -          1,944,919      1,944,919
      100 Bank of America Mortgage Securities
           Series 1999 - 5, Class A-22                    05/25/29          6.500           90,863                  -         90,863
      450 Bank of America Mortgage Securities
           Series 1999 - 8, Class A-12                    08/25/29          6.750          416,812                  -        416,812
      207 Bear Stearns Mortgage Securities Inc.
           Series 1993 - 8, Class A-5                     08/25/24          6.350          206,163                  -        206,163
    2,379 Bear Stearns Mortgage Securities Inc.
           Series 1996 - 4, Class AI-1                    09/25/27          8.125        2,401,504                  -      2,401,504
    1,750 Chase Mortgage Finance Corp.
           Series 1998, Class IA-8                        08/25/28          6.750        1,536,743                  -      1,536,743
      386 Cityscape Home Equity Loan Trust
           Series 1997-B, Class A5                        09/25/19          7.480                -            383,885        383,885
    1,000 Countrywide Home Loan Inc.                      06/15/04          6.850          975,880                  -        975,880
    1,500 CWMBS Inc. Series 1998 - 13, Class A3           12/25/28          6.500        1,337,805                  -      1,337,805
    1,500 CWMBS Inc. Series 1998 - 15, Class A8           10/25/28          6.750        1,300,505                  -      1,300,505
    3,382 Farmer Mac. Series 2002 - Class AA1             04/25/01          7.721        3,380,077                  -      3,380,077
      530 Green Tree Financial Corp Series 1998,
           Class 2                                        11/01/16          6.240          519,956                  -        519,956
      686 Headlands Mortgage Security Inc.
           REMIC Series 1997 - 1, Class A, II             03/15/12          7.750          689,249                  -        689,249
      489 Headlands Mortgage Security Inc.
           REMIC Series 1997 - 2, Class A, II             05/25/12          7.750          490,697                  -        490,697
      383 Headlands Mortgage Security Inc.
           REMIC Series 1997 - 4, Class A, II             11/25/12          7.250          380,330                  -        380,330
    1,500 Headlands Mortgage Security Inc.
           REMIC Series 1998 - 1, Class A, III            11/25/28          6.500        1,368,570                  -      1,368,570
      703 Merrill Lynch Mortgage Investors, Inc.
           Series 1999, Class H1                          03/20/17          6.210++        698,216                  -        698,216
      539 Money Store Home Equity Trust
           Series 1997-D, Class AF3                       11/15/21          6.345                -            534,426        534,426
    1,610 Morgan Stanley Capital Inc.
           Series 1998 - HF1, Class A1                    01/15/07          6.190++      1,557,497                  -      1,557,497
    1,639 PNC Mortgage Securities Corp.
           Series 1998 - 5, Class 2A5                     11/25/28          6.750        1,526,259                  -      1,526,259
    2,500 PNC Mortgage Securities Corp.
           Series 1999 - 5, Class 2A5                     07/25/29          6.750        2,322,625                  -      2,322,625
      436 Prudential Home Mortgage
           REMIC 1993 - 29, Class A8                      08/25/08          6.750          423,257                  -        423,257
    2,488 Prudential Securities Trust
           Series 18, Class E                             09/25/20          7.000                -          2,448,923      2,448,923
    4,333 Residential Accredit Loans Inc.
           Series 2000-QS3C, Class A1                     03/25/30          7.750                -          4,328,718      4,328,718
       10 Residential Funding Mortgage Securities
           Inc. Series 1993 - S15, Class A9               04/25/08          7.721++         92,763                  -         92,763
    1,500 Residential Funding Mortgage Securities
           Inc. Series 1998 - S12, Class A6               05/25/28          6.750        1,359,461                  -      1,359,461
    1,428 Residential Funding Mortgage Securities
           Inc. Series 1998 - S20, Class A19              09/25/28          6.750          267,777                  -        267,777
    1,578 Ryland Mortgage Acceptance Corp.
           REMIC Series 76, Class B                       08/01/18          9.000                -          1,621,638      1,621,638
      990 Small Business Administration
           Series 1995 - 10, Class I                      03/01/05          7.750          994,061                  -        994,061
                                                                                     -------------      -------------   ------------
          Total Collateralized Mortgage
           Obligations (cost - $64,141,286)                                             50,625,039         11,325,038     61,950,077
                                                                                     -------------      -------------   ------------

          ASSET BACKED SECURITIES - 1.53%
      863 Beneficial Home Equity Loan Trust               04/28/26          6.945++        862,514                  -        862,514
    2,000 Conseco Finance Home Loan Trust                 06/15/24          9.520        2,003,480                  -      2,003,480
      688 Student Loan Marketing Association
           Series 1996 - 2, Class A1                      10/25/04          6.581          686,863                  -        686,863
    2,000 Student Loan Trust                              10/27/25          6.740        1,939,960                  -      1,939,960
                                                                                     -------------      -------------   ------------
          Total Asset Backed Securities
           (cost - $5,486,505)                                                           5,492,817                  -      5,492,817
                                                                                     -------------      -------------   ------------

          STRIPPED MORTGAGE-BACKED SECURITIES
           - 3.46%
      815 FHLMC REMIC Series 0013, Class B(1)+++          06/25/23          7.000          466,384                  -        466,384
      772 FHLMC REMIC Series 1554, Class I(1)+++          08/15/08          6.500*          66,078                  -         66,078



     COMBINED                                                                        PACE GOVERNMENT    PW LOW DURATION
    PRINCIPAL                                            MATURITY        INTEREST   SECURITIES FIXED   U.S. GOVERNMENT
   AMOUNT (000)                                            DATES          RATES    INCOME INVESTMENTS    INCOME FUND      COMBINED
------------------                                       ---------       --------  ------------------  ---------------  -----------
    5,000 FHLMC REMIC Series 1627, Class PN(1)+++         09/15/22          6.000       1,055,866                  -      1,055,866
    1,613 FHLMC REMIC Series 1993 - 138,
           Class CL(1)+++                                 11/25/22          7.000         334,878                  -        334,878
    4,854 FHLMC REMIC Series 2059, Class PI(1)+++         07/15/26          6.500       1,112,681                  -      1,112,681
    9,033 FHLMC REMIC Series 2080, Class VK(1)+++         09/15/05          6.500       1,361,748                  -      1,361,748
    1,000 FHLMC REMIC Series 2110, Class PT(1)+++         07/15/23          6.000         306,780                  -        306,780
      941 FHLMC REMIC Series 2136, Class GD(1)+++         03/15/29          7.000         207,923                  -        207,923
    3,818 FHLMC REMIC, Series 2178, Class PI(1)+++        08/15/29          7.500         886,047                  -        886,047
        6 FNMA REMIC Trust 1992 - 142,
           Class KB(1)+++                                 08/25/07         11.977         164,618                  -        164,618
        7 FNMA REMIC Trust 1992 - 157,
           Class JA(1)+++                                 09/25/07         10.146         166,283                  -        166,283
      616 FNMA REMIC Trust 1992 - 207,
           Class U(1)+++                                  10/25/07          7.500         111,156                  -        111,156
    2,926 FNMA REMIC Trust 1993 - 116,
           Class H(1)+++                                  07/25/22          7.000         514,564                  -        514,564
      186 FNMA REMIC Trust 1993 - 161,
           Class GC(1)+++                                 02/25/23          .010*         126,760                  -        126,760
      794 FNMA REMIC Trust 1994 - 007,
           Class PK(1)+++                                 05/25/08          6.500*         40,883                  -         40,883
    1,184 FNMA REMIC Trust 1994 - 030,
           Class IA(1)+++                                 11/25/22          6.500*        141,378                  -        141,378
    7,119 FNMA REMIC Trust 1998 - 013,
           Class PI(1)+++                                 07/18/19          7.000         729,469                  -        729,469
    3,301 FNMA REMIC Trust 1998 - 024, Class OK(1)        11/18/21          7.000         433,157                  -        433,157
    1,388 FNMA REMIC Trust 1998 - 044,
           Class IG(1)+++                                 07/18/16          6.500         208,041                  -        208,041
    6,705 GNMA REMIC Trust Series 1998 - 001,
           Class PG(1)+++                                 07/20/24          7.000       1,063,625                  -      1,063,625
    4,424 Chase Mortgage Finance Corp. Series 1998
           - S2, Class A4(1)+++                           07/25/28          6.750         536,410                  -        536,410
   16,000 Conseco Finance Securitizations(1)+++           12/15/29          7.000       1,015,000                  -      1,015,000
   15,096 CWMBS Inc. Series 1998 - 14,
           Class A2(1)+++                                 12/25/13          0.500*        207,564                  -        207,564
    1,500 Firstplus Home Loan Owner Trust
           Series 1998 - 5, Class A1(1)+++                10/10/00          6.000*         14,297                  -         14,297
    1,410 Prudential Home Mortgage REMIC 1993 - 54,
           Class A19(1)**                                 01/25/24          6.500       1,188,280                  -      1,188,280
                                                                                    -------------      -------------   ------------
          Total Stripped Mortgage-Backed Securities
           (cost - $11,212,501)                                                        12,459,870                  -     12,459,870
                                                                                    -------------      -------------   ------------

          CORPORATE OBLIGATIONS - 0.84%
    2,000 Lehman Brothers Holdings Inc. MTN               04/02/02          7.678       2,007,542                  -      2,007,542
    1,000 Morgan Stanley Dean Witter                      01/28/02          6.837@      1,000,699                  -      1,000,699
                                                                                    -------------      -------------   ------------
          Total Corporate Obligations
           (cost--$3,006,152)                                                           3,008,241                  -      3,008,241
                                                                                    -------------      -------------   ------------

          COMMERCIAL PAPER - 0.19%
      700 Dominion Resources MTN(1)
           (cost - $699,915)                              01/26/01          7.026         699,915                  -        699,915
                                                                                    -------------      -------------   ------------

          SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
           - 1.26%
    4,500 Federal National Mortgage Association
           Discount Notes                                 10/26/00       6.42 to 6.5            -          4,430,735      4,430,735
      105 U.S. Treasury Notes                             08/31/00          5.125@        104,869                  -        104,869
                                                                                    -------------      -------------   ------------
          Total Short-Term U.S. Government
           Obligations (cost - $4,430,949)                                                104,869          4,430,735      4,535,604
                                                                                    -------------      --------------  ------------

          REPURCHASE AGREEMENTS - 5.10%
    2,263 Repurchase Agreement dated 07/31/00 with
           State Street Bank & Trust Co.,
           collateralized by $2,315,000 U.S.
           Treasury Notes, 5.250% due 05/31/01
           (value--$2,312,106) proceeds: $2,263,330       08/01/00          5.250               -          2,263,000      2,263,000
   16,093 Repurchase Agreement dated 07/31/00 with
           State Street Bank & Trust Co.,
           collateralized by $11,995,000 U.S.
           Treasury Bond, 8.750% due 08/15/20
           (value--$16,418,156)
            proceeds: $16,095,347                         08/01/00          5.250      16,093,000                  -     16,093,000
                                                                                    -------------      -------------   ------------
          Total Repurchase Agreements
           (cost - $18,356,000)                                                        16,093,000          2,263,000     18,356,000

          Total Investments (cost--$540,509,372)
           - 149.26%                                                                  328,327,261        208,997,696    537,324,957
          Liabilities in excess of other assets
          - (49.26)%                                                                 (129,409,240)       (47,913,090)  (177,322,330)
                                                                                    -------------      -------------   ------------
          Net Assets--100.00%                                                       $ 198,918,021      $ 161,084,606   $360,002,627
                                                                                    =============      =============   ============



  COMBINED                                                                               PACE GOVERNMENT   PW LOW DURATION
  NUMBER OF                                                   STRIKE      EXPIRATION    SECURITIES FIXED   U.S. GOVERNMENT
  CONTRACTS                                                   PRICE          DATES     INCOME INVESTMENTS   INCOME FUND     COMBINED
--------------                                              ---------  --------------  ------------------ ---------------- ---------
               WRITTEN OPTIONS(1)
    300        Federal National Mortgage Association Calls   $ 123.75   September 2000      $ 77,700            $ -         $ 77,700
                                                                                        ================= ===============   ========


----------------
 ++ Floating rate securities. The interest rates shown are the current rates as of July 31, 2000.
 *      Rate reflects annualized yield at date of purchase.
 ** Principal Only Security. This Security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
 +++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
 +      Estimated yield to maturity at July 31, 2000.
 @      Interest rate shown is discount rate at date of purchase.
 (1)    Illiquid securities representing 3.46% of net assets.
 ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2000.
 MTN    Medium Term Note.
 REMIC  Real Estate Mortgage Investment Conduit.
 TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (2)    Security, or portion thereof, was on loan at July 31, 2000.


            See accompanying notes to proforma financial statements

PACE Government Securities Fixed Income Investments
PaineWebber Low Duration U.S. Government Income Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber Low Duration U.S. Government Income Fund ("Low Duration"), PACE Government Securities Fixed Income Investments ("Government Securities") would acquire the assets of Low Duration in exchange solely for the assumption by Government Securities of Low Duration's assets and liabilities and shares of Government Securities that correspond to the outstanding shares of Low Duration. The number of shares to be received would be based on the relative net asset value of Government Securities' shares on the effective date of the Plan and Low Duration will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of Government Securities and Low Duration at July 31, 2000 and the combined results of operations of Government Securities and Low Duration (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will increase due to the higher fee schedule, net of waivers, of Government Securities. However, after anticipated savings in other expenses of the Fund (due to the elimination of duplicative expenses) coupled with the management fee waiver/expense reimbursement, shareholders of each class of shares of Low Duration (except Class A) will not experience an increase in total expenses. Low Duration currently pays Rule 12b-1 distribution or service fees; Government Securities currently does not. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $171,000 associated with the Reorganization will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG) so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments-Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PAINEWEBBER UNITED STATES GOVERNMENT INCOME FUND
PAINEWEBBER LOW DURATION UNITED STATES GOVERNMENT INCOME FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                   PACE GOVERNMENT      PW U.S.     PW LOW DURATION
                                                                  SECURITIES FIXED    GOVERNMENT    U.S. GOVERNMENT
                                                                 INCOME INVESTMENTS   INCOME FUND     INCOME FUND        COMBINED
                                                                 ------------------   -----------   --------------       --------
ASSETS
Investments in securities, at value (cost - $330,884,058,
  $327,386,261, $209,625,314 and $867,895,633, respectively)        $ 328,327,261    $ 315,138,396   $ 208,997,696    $ 852,463,353
Investment of cash collateral for securities loaned
  (cost - $0, $24,520,750, $0 and $24,520,750, respectively)                    -       24,520,750               -       24,520,750
Cash                                                                            -              502               -              502
Receivable for investments sold                                             3,260                -         467,063          470,323
Receivable for shares of beneficial interests sold                        110,435              161             381          110,977
Dividends and interest receivable                                       1,633,542        3,387,309       1,309,501        6,330,352
Deferred organizational expenses                                            1,025                -               -            1,025
Other assets                                                               32,713           31,332          19,591           83,636
                                                                    -------------    -------------   -------------    -------------

Total assets                                                          330,108,236      343,078,450     210,794,232      883,980,918
                                                                    -------------    -------------   -------------    -------------

LIABILITIES
Payable for cash collateral for securities loaned                               -       24,520,750               -       24,520,750
Payable for investments purchased                                     130,699,989       79,182,313      48,800,072      258,682,374
Payable for shares of beneficial interest repurchased                     103,565          535,616         434,226        1,073,407
Unrealized depreciation of forward foreign currency contracts                   -                -             214              214
Outstanding options written, at value                                      77,700                -               -           77,700
Variation margin payable                                                        -           90,013               -           90,013
Payable to affiliates                                                     114,807          122,437          64,290          301,534
Payable to custodian                                                       82,526                -               -           82,526
Accrued expenses and other liabilities                                    111,628          542,602         410,824        1,065,054
                                                                    -------------    -------------   -------------    -------------

Total liabilities                                                     131,190,215      104,993,731      49,709,626      285,893,572
                                                                    -------------    -------------   -------------    -------------
NET ASSETS

Common Stock/Beneficial interest shares of $0.001 par
  value outstanding - 16,458,856, 28,113,730, 70,382,925 and
  49,486,887, respectively                                            203,803,263      344,066,767     282,773,545      830,643,575
Accumulated undistributed (distributions in excess of) net
  investment income (loss)                                              1,181,552         (169,608)        (42,695)         969,249
Accumulated net realized losses from investment transactions           (3,516,672)     (92,151,808)   (121,018,626)    (216,687,106)
Net unrealized depreciation of investments                             (2,550,122)     (13,660,632)       (627,618)     (16,838,372)
                                                                    -------------    -------------   -------------    -------------
Net assets applicable to shares outstanding                         $ 198,918,021    $ 238,084,719   $ 161,084,606    $ 598,087,346
                                                                    =============    =============   =============    =============
  CLASS P:
Net assets                                                            198,918,021    $           -   $           -    $ 198,918,021
                                                                    -------------    -------------   -------------    -------------
Shares outstanding                                                     16,458,856                -               -       16,458,856
                                                                    -------------    -------------   -------------    -------------
Net asset value and offering price per share                        $       12.09    $           -   $           -    $       12.09
                                                                    =============    ==============  =============    =============
  CLASS A:
Net assets                                                          $           -    $ 205,845,006   $ 106,542,467    $ 312,387,473
                                                                    -------------    -------------   -------------    -------------
Shares outstanding                                                              -       24,304,537      46,534,977       25,847,535
                                                                    -------------    -------------   -------------    -------------
Net asset and redemption value per share                            $           -    $        8.47   $        2.29    $       12.09
                                                                    =============    =============   =============    =============
Maximum offering price per share (net asset value plus sales
  charge of 0%, 4%, 3%, and 4%, respectively, of offering price)    $           -    $        8.82   $        2.36    $       12.59
                                                                    =============    =============   =============    =============
  CLASS B:
Net assets                                                          $           -    $   7,515,198     $ 4,095,236    $  11,610,434
                                                                    -------------    -------------   -------------    -------------
Shares outstanding                                                              -          887,146       1,791,501          960,669
                                                                    -------------    -------------   -------------    -------------
Net asset value and offering price per share                        $           -    $        8.47   $        2.29    $       12.09
                                                                    =============    =============   =============    =============
  CLASS C:
Net assets                                                          $           -    $  15,913,817   $  49,588,743    $  65,502,560
                                                                    -------------    -------------   -------------    -------------
Shares outstanding                                                              -        1,880,778      21,682,285        5,419,807
                                                                    -------------    -------------   -------------    -------------
Net asset value and offering price per share                        $           -    $        8.46   $        2.29    $       12.09
                                                                    =============    =============   =============    =============
  CLASS Y:
Net assets                                                          $           -    $   8,810,698   $     858,162    $   9,668,860
                                                                    -------------    -------------   -------------    -------------
Shares outstanding                                                              -        1,041,269         374,162          800,020
                                                                    -------------    -------------   -------------    -------------
Net asset value and offering price per share                        $           -    $        8.46   $        2.29    $       12.09
                                                                    =============    =============   =============    =============

             See accompanying notes to proforma financial statements

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PAINEWEBBER UNITED STATES GOVERNMENT INCOME FUND
PAINEWEBBER LOW DURATION UNITED STATES GOVERNMENT INCOME FUND
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                       PACE GOVERNMENT     PW U.S.    PW LOW DURATION
                                                      SECURITIES FIXED   GOVERNMENT   U.S. GOVERNMENT
                                                     INCOME INVESTMENTS  INCOME FUND    INCOME FUND    ADJUSTMENTS      COMBINED
                                                     ------------------  -----------  ---------------  -----------      --------

INVESTMENT INCOME:
  Interest (net of foreign withholding
    taxes, if any)                                     $ 13,773,465     $ 18,447,280   $  9,574,775           $ -      $ 32,220,745
                                                       ------------     -------------  ------------     ---------      ------------
                                                         13,773,465       18,447,280      9,574,775             -        32,220,745
                                                       ------------     -------------  ------------     ---------      ------------

EXPENSES:
  Investment advisory and administration                  1,380,076        1,315,199        747,990       825,276  (a)    3,520,551
  Shareholder distribution and servicing fees                     -          807,378        700,716             -           807,378
  Transfer agency fees and expenses                          87,822          290,678        131,654             -           378,500
  Reports and notices to shareholders                        37,193           27,300         23,790       (40,872) (b)       23,621
  Legal and audit                                            67,927           53,190         73,248      (126,438) (b)       (5,321)
  Trustees' fees                                             26,250           13,500         13,500       (27,000) (b)       12,750
  Federal and state registration fees                         8,935           35,540         37,812       (58,681) (b)      (14,206)
  Amortization of organizational expenses                    18,980                -              -             -            18,980
  Custody and accounting                                    120,092          131,520         74,799             -           251,612
  Interest expense                                           39,447                -              -             -            39,447
  Other expenses                                             12,333           55,198         27,839             -            67,531
                                                       ------------     ------------   ------------     ---------      ------------
                                                          1,799,055        2,729,503      1,831,348       572,285         5,100,843
  Less: fee waivers and reimbursements from
   investment adviser                                       (83,618)         (19,401)             -      (792,729) (c)     (895,748)
                                                       ------------     ------------   ------------     ---------      ------------
  Net expenses                                            1,715,437        2,710,102      1,831,348      (220,444)        4,205,095
                                                       ------------     ------------   ------------     ---------      ------------
  Net investment income                                  12,058,028       15,737,178      7,743,427       220,444        28,015,650
                                                       ------------     ------------   ------------     ---------      ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from investment
    transactions                                             15,206       (1,445,402)    (2,386,961)            -        (1,430,196)
  Net change in unrealized appreciation (depreciation)
   of investments                                           114,103      (14,764,732)      (445,962)            -       (14,650,629)
                                                       ------------     ------------   ------------     ---------      ------------
  Net realized and unrealized gains (losses) from
    investment activities                                   129,309      (16,210,134)    (1,940,999)            -       (16,080,825)
                                                       ------------     ------------   ------------     ---------      ------------
  Net increase (decrease) in net assets resulting
    from operations                                      12,187,337     $   (472,956)  $  5,802,428     $ 220,444      $ 11,934,825
                                                       ============     ============   ============     =========      ============

--------------------------
(a) Reflects increase in fees resulting from the higher fee schedule, before waivers, of PACE Government Securities Fixed Income Investments.
(b) Reflects the anticipated savings of the merger.
(c) Reflects decrease in fees resulting from the lower fee schedule, net of waivers, of PACE Government Securities Fixed Income Investments.


             See accompanying notes to proforma financial statements

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PAINEWEBBER UNITED STATES GOVERNMENT INCOME FUND
PAINEWEBBER LOW DURATION UNITED STATES GOVERNMENT INCOME FUND
PROFORMA PORTFOLIO OF INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

 COMBINED                                                                                   PACE Government      Paine Webber
 PRINCIPAL                                                MATURITY            INTEREST      Securities Fixed    U.S. Government
AMOUNT (000)                                                DATES              RATES       Income Investments     Income Fund
------------                                              --------            --------    -------------------   ---------------
          U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             - 21.17%
  $19,000 Federal Home Loan Bank                          08/09/00             6.390%       $               -     $  18,973,020
   18,915 FHLMC MTN                                       03/18/08             6.220                        -        17,665,721
   12,000 FNMA                                            04/29/09             6.500                        -        11,215,584
   30,230 United States Treasury Bonds(2)           08/15/13 to 08/15/21  8.125 to 12.000                   -        39,574,427
   15,400 United States Treasury Bonds(2)                 11/15/14            11.750                        -        21,218,320
   17,852 U.S. Treasury Inflation Index Notes             07/15/02             3.625%               4,821,287                 -
      155 U.S. Treasury Notes                             08/31/00             5.125                        -                 -
                                                                                            -----------------  ----------------
          Total U.S. Government and Agency
              Obligations (cost - $133,799,631)                                                     4,821,287       108,647,072
                                                                                            -----------------  ----------------


          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              CERTIFICATES - 37.77%
    2,996 GNMA                                            05/20/30             6.000                        -                 -
   11,708 GNMA                                      06/20/22 to 04/20/27       6.375                        -                 -
    5,001 GNMA                                            07/15/30             6.500                        -                 -
    6,479 GNMA                                      07/20/17 to 08/20/27       6.750                        -                 -
    4,466 GNMA                                      07/20/25 to 09/20/26       6.750                4,490,751                 -
    3,694 GNMA                                            09/15/01             6.800                3,686,108                 -
    7,590 GNMA                                      05/15/02 to 11/20/27       7.000                7,557,891                 -
    2,606 GNMA                                            06/16/26             7.040+               2,585,051                 -
    1,105 GNMA                                            11/20/22             7.125                        -                 -
    4,120 GNMA                                      11/20/21 to 12/20/27       7.125                4,134,598                 -
    4,795 GNMA                                      01/20/18 to 02/20/27       7.375                4,817,913                 -
    8,523 GNMA                                      03/20/23 to 02/20/28       7.375                        -                 -
    1,494 GNMA                                            05/15/39             7.470                1,474,303                 -
    2,947 GNMA                                            06/20/30             7.500                        -                 -
    1,298 GNMA                                      07/15/02 to 09/30/29       7.500                1,299,879                 -
       76 GNMA                                            02/15/23             8.000                        -                 -
      533 GNMA                                      12/15/07 to 08/15/09       8.000                  542,741                 -
    4,282 GNMA                                            04/15/19             8.250                        -         4,347,290
    2,885 GNMA                                            06/20/16             8.500                2,921,257                 -
      996 GNMA                                            06/20/30             9.000                        -                 -
    3,601 GNMA                                            08/15/09             9.000                        -         3,713,725
    3,745 GNMA                                      01/15/16 to 09/15/20       0.500                        -                 -
      752 GNMA                                      06/15/11 to 02/15/16       1.000                        -           815,655
    2,217 GNMA                                      03/15/10 to 05/15/19       1.500                        -                 -
    3,995 GNMA ARM                                        05/20/30             6.000                3,918,267                 -
   22,000 GNMA I                                          08/23/30             6.500               21,793,750                 -
   10,000 GNMA I                                          08/23/30             7.000                9,706,200                 -
    5,000 GNMA II                                         04/20/30             6.500                        -                 -
    1,799 GNMA II                                   07/20/27 to 04/20/30       6.750                        -                 -
   21,911 GNMA II                                   05/20/30 to 07/20/30       7.000                        -                 -
      480 GNMA II                                         01/20/28             7.375                        -                 -
    1,500 GNMA II                                         07/20/30             7.500                        -                 -
    6,000 GNMA II                                         08/25/30             8.500                6,093,750                 -
    2,998 GNMA II                                   04/20/30 to 07/20/30       9.000                        -                 -
      998 GNMA II                                         04/20/30             9.000                1,021,226                 -
    4,763 GNMA II ARM                                     04/20/26             6.375                        -                 -
      332 GNMA II ARM                               04/20/18 to 01/20/28       6.375                  333,584                 -
   24,483 GNMA II ARM                               10/20/29 to 08/24/30       7.000               24,428,510                 -
    1,034 GNMA II ARM                                     01/20/18             7.375                        -                 -
    1,500 GNMA II ARM                                     07/20/30             7.500                1,503,225                 -
   20,000 GNMA II TBA                                        TBA               5.500                        -                 -
    5,000 GNMA II TBA                                        TBA               8.500                        -                 -
    3,000 GNMA II TBA                                        TBA               9.000                        -                 -
       72 GNMA Project Loan                               10/15/40             7.000                   62,660                 -
      934 GNMA Project Loan                               09/30/29             7.500                  895,874                 -
        6 GNMA TBA                                           TBA              11.000                        -             7,044
                                                                                            -----------------  ----------------
          Total Government National Mortgage Association
              Certificates (cost - $227,159,313)                                                  103,267,538         8,883,714
                                                                                            -----------------  ----------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION
              CERTIFICATES - 14.83%
    9,919   FHLMC                                   06/01/29 to 04/01/30       6.500                        -         9,383,143
      220   FHLMC                                         08/01/01             6.500                  218,001                 -
    6,442   FHLMC                                   08/01/25 to 03/01/30       7.000                        -         6,230,729
    1,895   FHLMC                                         09/01/04             7.000                1,878,253                 -
    1,855   FHLMC                                         07/01/24             7.270                        -                 -
      984   FHLMC                                         05/01/21             7.450                  978,511                 -
      789   FHLMC                                   10/01/17 to 11/01/24       7.500                  783,984                 -
       52   FHLMC                                         01/01/23             8.000                        -                 -
      876   FHLMC                                         03/01/13             8.000                  881,132                 -
    1,569   FHLMC                                         05/01/16             8.500                        -                 -
      283   FHLMC                                         04/01/04             8.500                  283,982                 -
      179   FHLMC                                   07/01/09 to 02/01/10       9.000                        -                 -
    5,801   FHLMC                                         04/01/25             9.000                        -         6,025,760
      499   FHLMC                                         11/01/16             9.750                        -                 -
      537   FHLMC                                   06/01/04 to 12/01/05      10.500                        -           567,359
      525   FHLMC                                   10/01/20 to 11/01/20      10.500                        -                 -
    1,659   FHLMC                                   05/01/11 to 12/01/20      11.000                        -                 -
    2,748   FHLMC                                         01/01/16            11.000                        -         2,943,044
    1,074   FHLMC                                   06/01/04 to 07/01/19      11.500                        -                 -
    6,511   FHLMC ARM                               04/01/29 to 01/01/30       5.930                        -                 -
    1,858   FHLMC ARM                                     01/01/30             5.930                1,867,450                 -

  Combined                                                       PW Low Duration
  Principal                                                      U.S. Government
Amount (000)                                                       Income Fund      Combined
------------                                                     ---------------  -------------
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.17%
  $ 19,000     Federal Home Loan Bank                             $            -   $ 18,973,020
    18,915     FHLMC MTN                                                       -     17,665,721
    12,000     FNMA                                                            -     11,215,584
    30,230     United States Treasury Bonds(2)                                 -     39,574,427
    15,400     United States Treasury Bonds(2)                                 -     21,218,320
    17,852     U.S. Treasury Inflation Index Notes                    12,963,906     17,785,193
       155     U.S. Treasury Notes                                       154,806        154,806
                                                                ---------------- -------------
               Total U.S. Government and Agency Obligations
                   (cost - $133,799,631)                             13,118,712    126,587,071
                                                                ---------------- -------------

               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                   CERTIFICATES - 37.77%
     2,996     GNMA                                                   2,938,992      2,938,992
    11,708     GNMA                                                  11,743,262     11,743,262
     5,001     GNMA                                                   4,952,545      4,952,545
     6,479     GNMA                                                   6,508,342      6,508,342
     4,466     GNMA                                                           -      4,490,751
     3,694     GNMA                                                           -      3,686,108
     7,590     GNMA                                                           -      7,557,891
     2,606     GNMA                                                           -      2,585,051
     1,105     GNMA                                                   1,111,333      1,111,333
     4,120     GNMA                                                           -      4,134,598
     4,795     GNMA                                                           -      4,817,913
     8,523     GNMA                                                   8,565,823      8,565,823
     1,494     GNMA                                                           -      1,474,303
     2,947     GNMA                                                   2,956,641      2,956,641
     1,298     GNMA                                                           -      1,299,879
        76     GNMA                                                      76,905         76,905
       533     GNMA                                                           -        542,741
     4,282     GNMA                                                           -      4,347,290
     2,885     GNMA                                                           -      2,921,257
       996     GNMA                                                   1,019,237      1,019,237
     3,601     GNMA                                                           -      3,713,725
     3,745     GNMA                                                   4,023,275      4,023,275
       752     GNMA                                                           -        815,655
     2,217     GNMA                                                   2,429,929      2,429,929
     3,995     GNMA ARM                                                       -      3,918,267
    22,000     GNMA I                                                         -     21,793,750
    10,000     GNMA I                                                         -      9,706,200
     5,000     GNMA II                                                4,956,667      4,956,667
     1,799     GNMA II                                                1,779,977      1,779,977
    21,911     GNMA II                                               21,831,073     21,831,073
       480     GNMA II                                                  481,218        481,218
     1,500     GNMA II                                                1,503,225      1,503,225
     6,000     GNMA II                                                        -      6,093,750
     2,998     GNMA II                                                3,067,486      3,067,486
       998     GNMA II                                                        -      1,021,226
     4,763     GNMA II ARM                                            4,773,516      4,773,516
       332     GNMA II ARM                                                    -        333,584
    24,483     GNMA II ARM                                                    -     24,428,510
     1,034     GNMA II ARM                                            1,040,990      1,040,990
     1,500     GNMA II ARM                                                    -      1,503,225
    20,000     GNMA II TBA                                           19,812,500     19,812,500
     5,000     GNMA II TBA                                            5,078,125      5,078,125
     3,000     GNMA II TBA                                            3,080,615      3,080,615
        72     GNMA Project Loan                                              -         62,660
       934     GNMA Project Loan                                              -        895,874
         6     GNMA TBA                                                       -          7,044
                                                                ---------------- -------------
               Total Government National Mortgage Association
                   Certificates (cost - $227,159,313)               113,731,676    225,882,928
                                                                ---------------- -------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION
                 CERTIFICATES - 14.83%
     9,919     FHLMC                                                          -      9,383,143
       220     FHLMC                                                          -        218,001
     6,442     FHLMC                                                                 6,230,729
     1,895     FHLMC                                                          -      1,878,253
     1,855     FHLMC                                                  1,892,244      1,892,244
       984     FHLMC                                                          -        978,511
       789     FHLMC                                                          -        783,984
        52     FHLMC                                                     52,130         52,130
       876     FHLMC                                                          -        881,132
     1,569     FHLMC                                                  1,599,247      1,599,247
       283     FHLMC                                                          -        283,982
       179     FHLMC                                                    184,272        184,272
     5,801     FHLMC                                                          -      6,025,760
       499     FHLMC                                                    522,840        522,840
       537     FHLMC                                                          -        567,359
       525     FHLMC                                                    563,139        563,139
     1,659     FHLMC                                                  1,795,535      1,795,535
     2,748     FHLMC                                                          -      2,943,044
     1,074     FHLMC                                                  1,174,337      1,174,337
     6,511     FHLMC ARM                                              6,585,913      6,585,913
     1,858     FHLMC ARM                                                      -      1,867,450

  COMBINED
  PRINCIPAL                                                                                        MATURITY            INTEREST
AMOUNT (000)                                                                                        DATES                RATES
------------                                                                                -------------------    -----------------
     1,903     FHLMC ARM                                                                           01/01/28                6.350
     2,809     FHLMC ARM                                                                           12/01/29                6.468
     1,873     FHLMC ARM                                                                           12/01/29                6.468
     4,549     FHLMC ARM                                                                           11/01/27                6.706
       565     FHLMC ARM                                                                           10/01/29                6.907
       993     FHLMC ARM                                                                           10/01/29                6.907
     1,773     FHLMC ARM                                                                           07/01/24                7.742
     3,733     FHLMC ARM                                                                           04/01/29                7.907
     2,124     FHLMC CMT ARM                                                                       10/01/23                7.244
    23,000     FHLMC Gold TBA                                                                         TBA                  6.500

               Total Federal Home Loan Mortgage Corporation
                   Certificates (cost - $88,899,639)


               FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 4.84%
    11,410     FHA                                                                           02/01/20 to 03/01/41     8.375 to 8.800
    18,662     FHA Project Notes                                                             10/15/04 to 02/01/29     6.850 to 8.500

               Total Federal Housing Administration Certificates
                   (cost--$30,305,917)


               FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 36.60%
    31,800     FNMA                                                                                01/15/09                5.250
     2,779     FNMA                                                                                02/01/29                6.000
    11,266     FNMA                                                                          08/01/25 to 03/01/30          6.000
     9,183     FNMA                                                                                04/01/25                6.500
     1,502     FNMA                                                                                03/01/04                7.000
     2,994     FNMA                                                                                04/01/07                7.250
     5,347     FNMA                                                                          01/01/07 to 04/01/07          7.250
     2,012     FNMA                                                                          06/01/04 to 12/01/05          7.500
    40,200     FNMA                                                                          10/01/26 to 08/16/30          7.500
     3,992     FNMA                                                                                03/01/07                7.547
     1,573     FNMA                                                                          07/01/25 to 10/01/29          8.000
     6,860     FNMA                                                                          11/01/02 to 09/01/27          8.500
     4,596     FNMA                                                                                01/01/16                8.500
     1,087     FNMA                                                                          10/01/19 to 02/01/26          9.000
     1,337     FNMA                                                                                10/01/23                9.000
     2,098     FNMA                                                                          04/01/10 to 12/01/15          9.250
       267     FNMA                                                                          03/01/06 to 12/01/09          9.500
     1,683     FNMA                                                                                08/01/19               10.000
       446     FNMA                                                                          07/01/10 to 06/01/19         10.250
       926     FNMA                                                                          02/01/12 to 04/01/22         10.500
     4,589     FNMA ARM                                                                            02/01/30                6.064
     1,836     FNMA ARM                                                                            02/01/30                6.276
     1,910     FNMA ARM                                                                            02/01/26                6.406
     1,389     FNMA ARM                                                                            02/01/29                6.424
     1,791     FNMA ARM                                                                            09/01/15                6.531
     1,862     FNMA ARM                                                                            12/01/27                6.629
     3,188     FNMA ARM                                                                            03/01/07                6.820
     2,284     FNMA ARM                                                                            09/01/26                7.027
     4,961     FNMA ARM                                                                            07/01/09                7.249
     1,642     FNMA ARM                                                                            03/01/25                7.634
     1,642     FNMA ARM                                                                            03/01/25                7.810
     1,033     FNMA ARM                                                                            02/01/05                9.000
     1,616     FNMA ARM                                                                      07/01/13 to 05/01/20         11.000
    38,500     FNMA TBA                                                                               TBA                  6.500
    30,000     FNMA TBA                                                                               TBA                  8.000

               Total Federal National Mortgage Association
                   Certificates (cost - $221,796,589)


               COLLATERALIZED MORTGAGE OBLIGATIONS - 16.07%
     1,028     FDIC REMIC Trust, 1996-C1, Class 1A                                                 05/25/26                6.750
       136     FHLMC GNMA REMIC, Series 23, Class KZ                                               11/25/23                6.500
       413     FHLMC REMIC, Series 0159, Class H                                                   09/15/21                4.500
       550     FHLMC REMIC, Series 0185, Class E                                                   08/15/06                9.000
     3,102     FHLMC REMIC, Series 1003, Class H                                                   10/15/20                7.438++
     3,666     FHLMC REMIC, Series 1188, Class H                                                   12/15/20                7.500
     1,971     FHLMC REMIC, Series 1322, Class G                                                   02/15/07                7.500
       299     FHLMC REMIC, Series 1347, Class HC                                                  12/15/21                4.250
     2,280     FHLMC REMIC, Series 1361, Class D                                                   11/15/05                6.000
     1,106     FHLMC REMIC, Series 1502, Class PX                                                  04/15/23                7.000
       605     FHLMC REMIC, Series 1534, Class Z                                                   06/15/23                5.000
     1,630     FHLMC REMIC, Series 1542, Class Z                                                    7/15/23                7.000
       142     FHLMC REMIC, Series 1552, Class EA                                                  01/15/17                5.850
       179     FHLMC REMIC, Series 1573, Class PZ                                                  09/15/23                7.000
       255     FHLMC REMIC, Series 1640, Class F                                                   10/15/07               7.088++
       150     FHLMC REMIC, Series 1658, Class GZ                                                  01/15/24                7.000
       114     FHLMC REMIC, Series 1661, Class PE                                                  11/15/06                6.000
     1,000     FHLMC REMIC, Series 1694, Class Z                                                   03/15/24                6.500
       110     FHLMC REMIC, Series 1775, Class Z                                                   03/15/25                8.500
     3,085     FHLMC REMIC, Series 1869, Class J                                                   12/15/24                8.000
     1,313     FHLMC REMIC, Series 1933, Class ZA                                                  02/15/27                8.000
     3,071     FNMA REMIC, Series 1987-2, Class Z                                                  11/25/17               11.000
     2,577     FNMA REMIC, Series 1998-7, Class Z                                                  04/25/18                9.250
        89     FNMA REMIC, Trust 1992 - 074, Class Z                                               05/25/22                8.000
       165     FNMA REMIC, Trust 1992 - 129, Class L                                               07/25/22                6.000
     1,251     FNMA REMIC, Trust 1993 - 037, Class PX                                              03/25/23                7.000
       464     FNMA REMIC, Trust 1993 - 040, Class ZA                                              12/25/23                6.500
        47     FNMA REMIC, Trust 1993 - 162, Class C                                               08/25/23               3.000@
        45     FNMA REMIC, Trust 1993 - 240, Class Z                                               12/25/13                6.250
     1,187     FNMA REMIC, Trust 1993 - 250, Class DZ                                              12/25/23                7.000
        71     FNMA REMIC, Trust 1993 - 250, Class Z                                               12/25/23                7.000




  COMBINED                                                       PACE GOVERNMENT      PAINE WEBBER    PW LOW DURATION
  PRINCIPAL                                                      SECURITIES FIXED    U.S. GOVERNMENT  U.S. GOVERNMENT
AMOUNT (000)                                                    INCOME INVESTMENTS     INCOME FUND      INCOME FUND       COMBINED
------------                                                    ------------------  ---------------   ---------------   ------------
     1,903     FHLMC ARM                                              1,883,990                  -                 -       1,883,990
     2,809     FHLMC ARM                                                      -                  -         2,837,548       2,837,548
     1,873     FHLMC ARM                                              1,891,699                  -                 -       1,891,699
     4,549     FHLMC ARM                                                      -                  -         4,576,529       4,576,529
       565     FHLMC ARM                                                      -                  -           563,681         563,681
       993     FHLMC ARM                                                991,777                  -                 -         991,777
     1,773     FHLMC ARM                                              1,808,409                  -                 -       1,808,409
     3,733     FHLMC ARM                                              3,834,577                  -                 -       3,834,577
     2,124     FHLMC CMT ARM                                                  -          2,178,578                 -       2,178,578
    23,000     FHLMC Gold TBA                                                 -         21,742,176                 -      21,742,176
                                                                 ---------------   ----------------  ----------------  -------------
               Total Federal Home Loan Mortgage Corporation
                   Certificates (cost - $88,899,639)                 17,301,765         49,070,789        22,347,415      88,719,969
                                                                 ---------------   ----------------  ----------------  -------------

               FEDERAL HOUSING ADMINISTRATION
                 CERTIFICATES - 4.84%
    11,410     FHA                                                            -                  -        11,038,169      11,038,169
    18,662     FHA Project Notes                                     17,920,086                  -                 -      17,920,086
                                                                 ---------------   ----------------  ----------------  -------------
               Total Federal Housing Administration
                 Certificates (cost--$30,305,917)                    17,920,086                  -        11,038,169      28,958,255
                                                                 ---------------   ----------------  ----------------  -------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION
                  CERTIFICATES - 36.60%
    31,800     FNMA                                                           -         28,008,359                 -      28,008,359
     2,779     FNMA                                                           -                  -         2,811,312       2,811,312
    11,266     FNMA                                                           -         10,358,783                 -      10,358,783
     9,183     FNMA                                                           -          8,877,052                 -       8,877,052
     1,502     FNMA                                                   1,489,630                                    -       1,489,630
     2,994     FNMA                                                           -                  -         2,993,884       2,993,884
     5,347     FNMA                                                   5,371,925                  -                 -       5,371,925
     2,012     FNMA                                                           -          1,983,465                 -       1,983,465
    40,200     FNMA                                                  39,626,000                  -                 -      39,626,000
     3,992     FNMA                                                           -                  -         4,007,942       4,007,942
     1,573     FNMA                                                   1,586,188                  -                 -       1,586,188
     6,860     FNMA                                                   2,306,023                  -                 -       2,306,023
     4,596     FNMA                                                           -          4,689,317                 -       4,689,317
     1,087     FNMA                                                   1,121,721                  -                 -       1,121,721
     1,337     FNMA                                                           -          1,371,230                 -       1,371,230
     2,098     FNMA                                                           -                  -         2,165,047       2,165,047
       267     FNMA                                                           -                  -           276,685         276,685
     1,683     FNMA                                                           -                  -         1,784,460       1,784,460
       446     FNMA                                                           -                  -           469,710         469,710
       926     FNMA                                                           -                  -         1,005,352       1,005,352
     4,589     FNMA ARM                                                       -                  -         4,648,155       4,648,155
     1,836     FNMA ARM                                               1,859,262                  -                 -       1,859,262
     1,910     FNMA ARM                                                       -                  -         1,959,593       1,959,593
     1,389     FNMA ARM                                               1,405,656                  -                 -       1,405,656
     1,791     FNMA ARM                                                       -                  -         1,796,858       1,796,858
     1,862     FNMA ARM                                               1,852,853                  -                 -       1,852,853
     3,188     FNMA ARM                                               3,201,042                  -                 -       3,201,042
     2,284     FNMA ARM                                                       -                  -         2,315,075       2,315,075
     4,961     FNMA ARM                                               4,947,190                  -                 -       4,947,190
     1,642     FNMA ARM                                                       -                  -         1,680,984       1,680,984
     1,642     FNMA ARM                                               1,680,984                  -                 -       1,680,984
     1,033     FNMA ARM                                                       -                  -         1,077,577       1,077,577
     1,616     FNMA ARM                                                       -                  -         1,750,317       1,750,317
    38,500     FNMA TBA                                                       -         36,358,437                 -      36,358,437
    30,000     FNMA TBA                                              30,084,360                  -                 -      30,084,360
                                                                 ---------------   ----------------  ----------------  -------------
               Total Federal National Mortgage Association
                   Certificates (cost - $221,796,589)                96,532,834         91,646,643        30,742,951     218,922,428
                                                                 ---------------   ----------------  ----------------  -------------

               COLLATERALIZED MORTGAGE OBLIGATIONS - 16.07%
     1,028     FDIC REMIC Trust, 1996-C1, Class 1A                            -          1,022,827                 -       1,022,827
       136     FHLMC GNMA REMIC, Series 23, Class KZ                    114,123                  -                 -         114,123
       413     FHLMC REMIC, Series 0159, Class H                        379,392                  -                 -         379,392
       550     FHLMC REMIC, Series 0185, Class E                        559,620                  -                 -         559,620
     3,102     FHLMC REMIC, Series 1003, Class H                      2,117,058                  -                 -       2,117,058
     3,666     FHLMC REMIC, Series 1188, Class H                      3,670,156                  -                 -       3,670,156
     1,971     FHLMC REMIC, Series 1322, Class G                      1,979,886                  -                 -       1,979,886
       299     FHLMC REMIC, Series 1347, Class HC                       276,467                  -                 -         276,467
     2,280     FHLMC REMIC, Series 1361, Class D                      2,268,188                  -                 -       2,268,188
     1,106     FHLMC REMIC, Series 1502, Class PX                       969,396                  -                 -         969,396
       605     FHLMC REMIC, Series 1534, Class Z                        426,837                  -                 -         426,837
     1,630     FHLMC REMIC, Series 1542, Class Z                      1,446,932                  -                 -       1,446,932
       142     FHLMC REMIC, Series 1552, Class EA                        79,186                  -            62,529         141,715
       179     FHLMC REMIC, Series 1573, Class PZ                       162,186                  -                 -         162,186
       255     FHLMC REMIC, Series 1640, Class F                        254,690                  -                 -         254,690
       150     FHLMC REMIC, Series 1658, Class GZ                       135,893                  -                 -         135,893
       114     FHLMC REMIC, Series 1661, Class PE                       113,810                  -                 -         113,810
     1,000     FHLMC REMIC, Series 1694, Class Z                        868,568                  -                 -         868,568
       110     FHLMC REMIC, Series 1775, Class Z                        112,996                  -                 -         112,996
     3,085     FHLMC REMIC, Series 1869, Class J                      3,109,343                  -                 -       3,109,343
     1,313     FHLMC REMIC, Series 1933, Class ZA                     1,314,272                  -                 -       1,314,272
     3,071     FNMA REMIC, Series 1987-2, Class Z                             -          3,284,870                 -       3,284,870
     2,577     FNMA REMIC, Series 1998-7, Class Z                             -          2,674,831                 -       2,674,831
        89     FNMA REMIC, Trust 1992 - 074, Class Z                     89,019                  -                 -          89,019
       165     FNMA REMIC, Trust 1992 - 129, Class L                    144,528                  -                 -         144,528
     1,251     FNMA REMIC, Trust 1993 - 037, Class PX                 1,122,227                  -                 -       1,122,227
       464     FNMA REMIC, Trust 1993 - 040, Class ZA                   401,819                  -                 -         401,819
        47     FNMA REMIC, Trust 1993 - 162, Class C                     46,319                  -                 -          46,319
        45     FNMA REMIC, Trust 1993 - 240, Class Z                     40,516                  -                 -          40,516
     1,187     FNMA REMIC, Trust 1993 - 250, Class DZ                   992,139                  -                 -         992,139
        71     FNMA REMIC, Trust 1993 - 250, Class Z                     65,975                  -                 -          65,975

  COMBINED
  PRINCIPAL                                                                                        MATURITY             INTEREST
AMOUNT (000)                                                                                        DATES                 RATES
------------                                                                                ----------------------   -------------
        77     FNMA REMIC, Trust 1994- 027, Class CZ                                               02/25/24                 6.500
       876     FNMA REMIC, Trust 1999- 003, Class CZ                                                2/25/14                 6.000
       107     FNMA REMIC, Trust 1999- 043, Class AZ                                               08/25/29                 7.000
     1,105     FNMA REMIC, Trust G92 - 040, Class ZC                                               07/25/22                 7.000
       148     FNMA REMIC, Trust G94 - 006, Class PJ                                               05/17/24                 8.000
       919     GNMA REMIC, Trust Series 2000 - 009, Class FH                                       02/16/30                 7.126++
     1,963     3EWCourt Receivables Asset Trust Series 1997-1, Class A4                            05/20/05                 6.193
       100     Bank of America Mortgage Securities Series 1999 - 5, Class A-22                     05/25/29                 6.500
       450     Bank of America Mortgage Securities Series 1999 - 8, Class A-12                     08/25/29                 6.750
       207     Bear Stearns Mortgage Securities Inc. Series 1993 - 8, Class A-5                    08/25/24                 6.350
     2,379     Bear Stearns Mortgage Securities Inc. Series 1996 - 4, Class AI-1                   09/25/27                 8.125
     1,750     Chase Mortgage Finance Corp. Series 1998, Class IA-8                                08/25/28                 6.750
       386     Cityscape Home Equity Loan Trust Series 1997-B, Class A5                            09/25/19                 7.480
     1,000     Countrywide Home Loan Inc.                                                          06/15/04                 6.850
     1,145     CS First Boston Mortgage Securities Corp., Series 1997-2, Class A t                 06/01/20                 7.500
     5,000     CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2                 11/15/08                 6.300
     1,500     CWMBS Inc. Series 1998 - 13, Class A3                                               12/25/28                 6.500
     1,500     CWMBS Inc. Series 1998 - 15, Class A8                                               10/25/28                 6.750
     3,586     DLJ Commercial Mortgage Corporation Series 1998-CF2, Class A1A                      11/12/31                 5.880
     3,382     Farmer Mac. Series 2002 - Class AA1                                                 04/25/01                 7.721
       530     Green Tree Financial Corp Series 1998, Class 2                                      11/01/16                 6.240
       686     Headlands Mortgage Security Inc. REMIC Series 1997 - 1, Class A, II                 03/15/12                 7.750
       489     Headlands Mortgage Security Inc. REMIC Series 1997 - 2, Class A, II                 05/25/12                 7.750
       383     Headlands Mortgage Security Inc. REMIC Series 1997 - 4, Class A, II                 11/25/12                 7.250
     1,500     Headlands Mortgage Security Inc. REMIC Series 1998 - 1, Class A, III                11/25/28                 6.500
     6,346     LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1A                     08/15/06                 5.870
       703     Merrill Lynch Mortgage Investors, Inc. Series 1999, Class H1                        03/20/17                 6.210++
       539     Money Store Home Equity Trust Series 1997-D, Class AF3                              11/15/21                 6.345
     3,086     Morgan Stanley Capital I, Series 1997-ALIC, Class A1B                               11/15/02                 6.440
     4,289     Morgan Stanley Capital I, Series 1997-WF1, Class A1 144A                            10/15/06                 6.830
     1,610     Morgan Stanley Capital Inc. Series 1998 - HF1, Class A1                             01/15/07                 6.190++
     4,935     Mortgage Capital Funding, Inc., Series 1998-MCI, Class A2                           01/18/08                 6.663
     1,639     PNC Mortgage Securities Corp. Series 1998 - 5, Class 2A5                            11/25/28                 6.750
     2,500     PNC Mortgage Securities Corp. Series 1999 - 5, Class 2A5                            07/25/29                 6.750
       436     Prudential Home Mortgage REMIC 1993 - 29, Class A8                                  08/25/08                 6.750
     2,488     Prudential Securities Trust Series 18, Class E                                      09/25/20                 7.000
     4,333     Residential Accredit Loans Inc. Series 2000-QS3C, Class A1                          03/25/30                 7.750
        10     Residential Funding Mortgage Securities Inc. Series 1993 - S15, Class A9            04/25/08                 7.721++
     1,500     Residential Funding Mortgage Securities Inc. Series 1998 - S12, Class A6            05/25/28                 6.750
     1,428     Residential Funding Mortgage Securities Inc. Series 1998 - S20, Class A19           09/25/28                 6.750
     1,578     Ryland Mortgage Acceptance Corp. REMIC Series 76, Class B                           08/01/18                 9.000
       990     Small Business Administration Series 1995 - 10, Class I                             03/01/05                 7.750

               Total Collateralized Mortgage Obligations (cost - $100,751,562)


               ASSET BACKED SECURITIES - 0.92%
       863     Beneficial Home Equity Loan Trust                                                   04/28/26                 6.945++
     2,000     Conseco Finance Home Loan Trust                                                     06/15/24                 9.520
       688     Student Loan Marketing Association Series 1996 - 2, Class A1                        10/25/04                 6.581
     2,000     Student Loan Trust                                                                  10/27/25                 6.740

               Total Asset Backed Securities (cost - $5,486,505)


               STRIPPED MORTGAGE-BACKED SECURITIES - 2.08%
       815     FHLMC REMIC Series 0013, Class B(1)+++                                              06/25/23                 7.000
       772     FHLMC REMIC Series 1554, Class I(1)+++                                              08/15/08                 6.500*
     5,000     FHLMC REMIC Series 1627, Class PN(1)+++                                             09/15/22                 6.000
     1,613     FHLMC REMIC Series 1993 - 138, Class CL(1)+++                                       11/25/22                 7.000
     4,854     FHLMC REMIC Series 2059, Class PI(1)+++                                             07/15/26                 6.500
     9,033     FHLMC REMIC Series 2080, Class VK(1)+++                                             09/15/05                 6.500
     1,000     FHLMC REMIC Series 2110, Class PT(1)+++                                             07/15/23                 6.000
       941     FHLMC REMIC Series 2136, Class GD(1)+++                                             03/15/29                 7.000
     3,818     FHLMC REMIC, Series 2178, Class PI(1)+++                                            08/15/29                 7.500
         6     FNMA REMIC Trust 1992 - 142, Class KB(1)+++                                         08/25/07                11.977
         7     FNMA REMIC Trust 1992 - 157, Class JA(1)+++                                         09/25/07                10.146
       616     FNMA REMIC Trust 1992 - 207, Class U(1)+++                                          10/25/07                 7.500
     2,926     FNMA REMIC Trust 1993 - 116, Class H(1)+++                                          07/25/22                 7.000
       186     FNMA REMIC Trust 1993 - 161, Class GC(1)+++                                         02/25/23                  .010*
       794     FNMA REMIC Trust 1994 - 007, Class PK(1)+++                                         05/25/08                 6.500*
     1,184     FNMA REMIC Trust 1994 - 030, Class IA(1)+++                                         11/25/22                 6.500*
     7,119     FNMA REMIC Trust 1998 - 013, Class PI(1)+++                                         07/18/19                 7.000
     3,301     FNMA REMIC Trust 1998 - 024, Class OK(1)                                            11/18/21                 7.000
     1,388     FNMA REMIC Trust 1998 - 044, Class IG(1)+++                                         07/18/16                 6.500
     6,705     GNMA REMIC Trust Series 1998 - 001, Class PG(1)+++                                  07/20/24                 7.000
     4,424     Chase Mortgage Finance Corp. Series 1998 - S2, Class A4(1)+++                       07/25/28                 6.750
    16,000     Conseco Finance Securitizations(1)+++                                               12/15/29                 7.000
    15,096     CWMBS Inc. Series 1998 - 14, Class A2(1)+++                                         12/25/13                 0.500*
     1,500     Firstplus Home Loan Owner Trust Series 1998 - 5, Class A1(1)+++                     10/10/00                 6.000*
     1,410     Prudential Home Mortgage REMIC 1993 - 54, Class A19(1)**                            01/25/24                 6.500

               Total Stripped Mortgage-Backed Securities (cost - $11,212,501)


               CORPORATE OBLIGATIONS - 0.50%
     2,000     Lehman Brothers Holdings Inc. MTN                                                   04/02/02                 7.678
     1,000     Morgan Stanley Dean Witter                                                          01/28/02                 6.837@

               Total Corporate Obligations (cost--$3,006,152)


               COMMERCIAL PAPER - 0.12%
       700     Dominion Resources MTN(1) (cost - $699,915)                                         01/26/01                 7.026



  COMBINED                                                                                     PACE GOVERNMENT       PAINE WEBBER
  PRINCIPAL                                                                                    SECURITIES FIXED     U.S. GOVERNMENT
AMOUNT (000)                                                                                  INCOME INVESTMENTS      INCOME FUND
------------                                                                                 --------------------  ---------------
        77     FNMA REMIC, Trust 1994- 027, Class CZ                                                     66,515                  -
       876     FNMA REMIC, Trust 1999- 003, Class CZ                                                    716,987                  -
       107     FNMA REMIC, Trust 1999- 043, Class AZ                                                     92,220                  -
     1,105     FNMA REMIC, Trust G92 - 040, Class ZC                                                  1,077,759                  -
       148     FNMA REMIC, Trust G94 - 006, Class PJ                                                    150,586                  -
       919     GNMA REMIC, Trust Series 2000 - 009, Class FH                                            922,361                  -
     1,963     3EWCourt Receivables Asset Trust Series 1997-1, Class A4                                       -                  -
       100     Bank of America Mortgage Securities Series 1999 - 5, Class A-22                           90,863                  -
       450     Bank of America Mortgage Securities Series 1999 - 8, Class A-12                          416,812                  -
       207     Bear Stearns Mortgage Securities Inc. Series 1993 - 8, Class A-5                         206,163                  -
     2,379     Bear Stearns Mortgage Securities Inc. Series 1996 - 4, Class AI-1                      2,401,504                  -
     1,750     Chase Mortgage Finance Corp. Series 1998, Class IA-8                                   1,536,743                  -
       386     Cityscape Home Equity Loan Trust Series 1997-B, Class A5                                       -                  -
     1,000     Countrywide Home Loan Inc.                                                               975,880                  -
     1,145     CS First Boston Mortgage Securities Corp., Series 1997-2, Class A t                            -          1,134,562
     5,000     CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2                            -          4,624,118
     1,500     CWMBS Inc. Series 1998 - 13, Class A3                                                  1,337,805                  -
     1,500     CWMBS Inc. Series 1998 - 15, Class A8                                                  1,300,505                  -
     3,586     DLJ Commercial Mortgage Corporation Series 1998-CF2, Class A1A                                 -          3,381,526
     3,382     Farmer Mac. Series 2002 - Class AA1                                                    3,380,077                  -
       530     Green Tree Financial Corp Series 1998, Class 2                                           519,956                  -
       686     Headlands Mortgage Security Inc. REMIC Series 1997 - 1, Class A, II                      689,249                  -
       489     Headlands Mortgage Security Inc. REMIC Series 1997 - 2, Class A, II                      490,697                  -
       383     Headlands Mortgage Security Inc. REMIC Series 1997 - 4, Class A, II                      380,330                  -
     1,500     Headlands Mortgage Security Inc. REMIC Series 1998 - 1, Class A, III                   1,368,570                  -
     6,346     LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1A                                -          6,042,498
       703     Merrill Lynch Mortgage Investors, Inc. Series 1999, Class H1                             698,216                  -
       539     Money Store Home Equity Trust Series 1997-D, Class AF3                                         -                  -
     3,086     Morgan Stanley Capital I, Series 1997-ALIC, Class A1B                                          -          3,044,907
     4,289     Morgan Stanley Capital I, Series 1997-WF1, Class A1 144A                                       -          4,236,486
     1,610     Morgan Stanley Capital Inc. Series 1998 - HF1, Class A1                                1,557,497                  -
     4,935     Mortgage Capital Funding, Inc., Series 1998-MCI, Class A2                                      -          4,703,302
     1,639     PNC Mortgage Securities Corp. Series 1998 - 5, Class 2A5                               1,526,259                  -
     2,500     PNC Mortgage Securities Corp. Series 1999 - 5, Class 2A5                               2,322,625                  -
       436     Prudential Home Mortgage REMIC 1993 - 29, Class A8                                       423,257                  -
     2,488     Prudential Securities Trust Series 18, Class E                                                 -                  -
     4,333     Residential Accredit Loans Inc. Series 2000-QS3C, Class A1                                     -                  -
        10     Residential Funding Mortgage Securities Inc. Series 1993 - S15, Class A9                  92,763                  -
     1,500     Residential Funding Mortgage Securities Inc. Series 1998 - S12, Class A6               1,359,461                  -
     1,428     Residential Funding Mortgage Securities Inc. Series 1998 - S20, Class A19                267,777                  -
     1,578     Ryland Mortgage Acceptance Corp. REMIC Series 76, Class B                                      -                  -
       990     Small Business Administration Series 1995 - 10, Class I                                  994,061                  -
                                                                                               -----------------   ----------------
               Total Collateralized Mortgage Obligations (cost - $100,751,562)                       50,625,039         34,149,927
                                                                                               -----------------   ----------------

               ASSET BACKED SECURITIES - 0.92%
       863     Beneficial Home Equity Loan Trust                                                        862,514                  -
     2,000     Conseco Finance Home Loan Trust                                                        2,003,480                  -
       688     Student Loan Marketing Association Series 1996 - 2, Class A1                             686,863                  -
     2,000     Student Loan Trust                                                                     1,939,960                  -
                                                                                               -----------------   ----------------
               Total Asset Backed Securities (cost - $5,486,505)                                      5,492,817                  -
                                                                                               -----------------   ----------------

               STRIPPED MORTGAGE-BACKED SECURITIES - 2.08%
       815     FHLMC REMIC Series 0013, Class B(1)+++                                                   466,384                  -
       772     FHLMC REMIC Series 1554, Class I(1)+++                                                    66,078                  -
     5,000     FHLMC REMIC Series 1627, Class PN(1)+++                                                1,055,866                  -
     1,613     FHLMC REMIC Series 1993 - 138, Class CL(1)+++                                            334,878                  -
     4,854     FHLMC REMIC Series 2059, Class PI(1)+++                                                1,112,681                  -
     9,033     FHLMC REMIC Series 2080, Class VK(1)+++                                                1,361,748                  -
     1,000     FHLMC REMIC Series 2110, Class PT(1)+++                                                  306,780                  -
       941     FHLMC REMIC Series 2136, Class GD(1)+++                                                  207,923                  -
     3,818     FHLMC REMIC, Series 2178, Class PI(1)+++                                                 886,047                  -
         6     FNMA REMIC Trust 1992 - 142, Class KB(1)+++                                              164,618                  -
         7     FNMA REMIC Trust 1992 - 157, Class JA(1)+++                                              166,283                  -
       616     FNMA REMIC Trust 1992 - 207, Class U(1)+++                                               111,156                  -
     2,926     FNMA REMIC Trust 1993 - 116, Class H(1)+++                                               514,564                  -
       186     FNMA REMIC Trust 1993 - 161, Class GC(1)+++                                              126,760                  -
       794     FNMA REMIC Trust 1994 - 007, Class PK(1)+++                                               40,883                  -
     1,184     FNMA REMIC Trust 1994 - 030, Class IA(1)+++                                              141,378                  -
     7,119     FNMA REMIC Trust 1998 - 013, Class PI(1)+++                                              729,469                  -
     3,301     FNMA REMIC Trust 1998 - 024, Class OK(1)                                                 433,157                  -
     1,388     FNMA REMIC Trust 1998 - 044, Class IG(1)+++                                              208,041                  -
     6,705     GNMA REMIC Trust Series 1998 - 001, Class PG(1)+++                                     1,063,625                  -
     4,424     Chase Mortgage Finance Corp. Series 1998 - S2, Class A4(1)+++                            536,410                  -
    16,000     Conseco Finance Securitizations(1)+++                                                  1,015,000                  -
    15,096     CWMBS Inc. Series 1998 - 14, Class A2(1)+++                                              207,564                  -
     1,500     Firstplus Home Loan Owner Trust Series 1998 - 5, Class A1(1)+++                           14,297                  -
     1,410     Prudential Home Mortgage REMIC 1993 - 54, Class A19(1)**                               1,188,280                  -
                                                                                               -----------------   ----------------
               Total Stripped Mortgage-Backed Securities (cost - $11,212,501)                        12,459,870                  -
                                                                                               -----------------   ----------------

               CORPORATE OBLIGATIONS - 0.50%
     2,000     Lehman Brothers Holdings Inc. MTN                                                      2,007,542                  -
     1,000     Morgan Stanley Dean Witter                                                             1,000,699                  -
                                                                                               -----------------   ----------------
               Total Corporate Obligations (cost--$3,006,152)                                         3,008,241                  -
                                                                                               -----------------   ----------------

               COMMERCIAL PAPER - 0.12%
       700     Dominion Resources MTN(1) (cost - $699,915)                                              699,915                  -
                                                                                               -----------------   ----------------


  COMBINED                                                                                    PW LOW DURATION
  PRINCIPAL                                                                                   U.S. GOVERNMENT
AMOUNT (000)                                                                                    INCOME FUND       COMBINED
------------                                                                                  ---------------   -------------
        77     FNMA REMIC, Trust 1994- 027, Class CZ                                                        -          66,515
       876     FNMA REMIC, Trust 1999- 003, Class CZ                                                        -         716,987
       107     FNMA REMIC, Trust 1999- 043, Class AZ                                                        -          92,220
     1,105     FNMA REMIC, Trust G92 - 040, Class ZC                                                        -       1,077,759
       148     FNMA REMIC, Trust G94 - 006, Class PJ                                                        -         150,586
       919     GNMA REMIC, Trust Series 2000 - 009, Class FH                                                -         922,361
     1,963     3EWCourt Receivables Asset Trust Series 1997-1, Class A4                             1,944,919       1,944,919
       100     Bank of America Mortgage Securities Series 1999 - 5, Class A-22                              -          90,863
       450     Bank of America Mortgage Securities Series 1999 - 8, Class A-12                              -         416,812
       207     Bear Stearns Mortgage Securities Inc. Series 1993 - 8, Class A-5                             -         206,163
     2,379     Bear Stearns Mortgage Securities Inc. Series 1996 - 4, Class AI-1                            -       2,401,504
     1,750     Chase Mortgage Finance Corp. Series 1998, Class IA-8                                         -       1,536,743
       386     Cityscape Home Equity Loan Trust Series 1997-B, Class A5                               383,885         383,885
     1,000     Countrywide Home Loan Inc.                                                                   -         975,880
     1,145     CS First Boston Mortgage Securities Corp., Series 1997-2, Class A t                          -       1,134,562
     5,000     CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2                          -       4,624,118
     1,500     CWMBS Inc. Series 1998 - 13, Class A3                                                        -       1,337,805
     1,500     CWMBS Inc. Series 1998 - 15, Class A8                                                        -       1,300,505
     3,586     DLJ Commercial Mortgage Corporation Series 1998-CF2, Class A1A                               -       3,381,526
     3,382     Farmer Mac. Series 2002 - Class AA1                                                          -       3,380,077
       530     Green Tree Financial Corp Series 1998, Class 2                                               -         519,956
       686     Headlands Mortgage Security Inc. REMIC Series 1997 - 1, Class A, II                          -         689,249
       489     Headlands Mortgage Security Inc. REMIC Series 1997 - 2, Class A, II                          -         490,697
       383     Headlands Mortgage Security Inc. REMIC Series 1997 - 4, Class A, II                          -         380,330
     1,500     Headlands Mortgage Security Inc. REMIC Series 1998 - 1, Class A, III                         -       1,368,570
     6,346     LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1A                              -       6,042,498
       703     Merrill Lynch Mortgage Investors, Inc. Series 1999, Class H1                                 -         698,216
       539     Money Store Home Equity Trust Series 1997-D, Class AF3                                 534,426         534,426
     3,086     Morgan Stanley Capital I, Series 1997-ALIC, Class A1B                                        -       3,044,907
     4,289     Morgan Stanley Capital I, Series 1997-WF1, Class A1 144A                                     -       4,236,486
     1,610     Morgan Stanley Capital Inc. Series 1998 - HF1, Class A1                                      -       1,557,497
     4,935     Mortgage Capital Funding, Inc., Series 1998-MCI, Class A2                                    -       4,703,302
     1,639     PNC Mortgage Securities Corp. Series 1998 - 5, Class 2A5                                     -       1,526,259
     2,500     PNC Mortgage Securities Corp. Series 1999 - 5, Class 2A5                                     -       2,322,625
       436     Prudential Home Mortgage REMIC 1993 - 29, Class A8                                           -         423,257
     2,488     Prudential Securities Trust Series 18, Class E                                       2,448,923       2,448,923
     4,333     Residential Accredit Loans Inc. Series 2000-QS3C, Class A1                           4,328,718       4,328,718
        10     Residential Funding Mortgage Securities Inc. Series 1993 - S15, Class A9                     -          92,763
     1,500     Residential Funding Mortgage Securities Inc. Series 1998 - S12, Class A6                     -       1,359,461
     1,428     Residential Funding Mortgage Securities Inc. Series 1998 - S20, Class A19                    -         267,777
     1,578     Ryland Mortgage Acceptance Corp. REMIC Series 76, Class B                            1,621,638       1,621,638
       990     Small Business Administration Series 1995 - 10, Class I                                      -         994,061
                                                                                              ----------------  --------------
               Total Collateralized Mortgage Obligations (cost - $100,751,562)                     11,325,038      96,100,004
                                                                                              ----------------  --------------

               ASSET BACKED SECURITIES - 0.92%
       863     Beneficial Home Equity Loan Trust                                                            -         862,514
     2,000     Conseco Finance Home Loan Trust                                                              -       2,003,480
       688     Student Loan Marketing Association Series 1996 - 2, Class A1                                 -         686,863
     2,000     Student Loan Trust                                                                           -       1,939,960
                                                                                              ----------------  --------------
               Total Asset Backed Securities (cost - $5,486,505)                                            -       5,492,817
                                                                                              ----------------  --------------

               STRIPPED MORTGAGE-BACKED SECURITIES - 2.08%
       815     FHLMC REMIC Series 0013, Class B(1)+++                                                       -         466,384
       772     FHLMC REMIC Series 1554, Class I(1)+++                                                       -          66,078
     5,000     FHLMC REMIC Series 1627, Class PN(1)+++                                                      -       1,055,866
     1,613     FHLMC REMIC Series 1993 - 138, Class CL(1)+++                                                -         334,878
     4,854     FHLMC REMIC Series 2059, Class PI(1)+++                                                      -       1,112,681
     9,033     FHLMC REMIC Series 2080, Class VK(1)+++                                                      -       1,361,748
     1,000     FHLMC REMIC Series 2110, Class PT(1)+++                                                      -         306,780
       941     FHLMC REMIC Series 2136, Class GD(1)+++                                                      -         207,923
     3,818     FHLMC REMIC, Series 2178, Class PI(1)+++                                                     -         886,047
         6     FNMA REMIC Trust 1992 - 142, Class KB(1)+++                                                  -         164,618
         7     FNMA REMIC Trust 1992 - 157, Class JA(1)+++                                                  -         166,283
       616     FNMA REMIC Trust 1992 - 207, Class U(1)+++                                                   -         111,156
     2,926     FNMA REMIC Trust 1993 - 116, Class H(1)+++                                                   -         514,564
       186     FNMA REMIC Trust 1993 - 161, Class GC(1)+++                                                  -         126,760
       794     FNMA REMIC Trust 1994 - 007, Class PK(1)+++                                                  -          40,883
     1,184     FNMA REMIC Trust 1994 - 030, Class IA(1)+++                                                  -         141,378
     7,119     FNMA REMIC Trust 1998 - 013, Class PI(1)+++                                                  -         729,469
     3,301     FNMA REMIC Trust 1998 - 024, Class OK(1)                                                     -         433,157
     1,388     FNMA REMIC Trust 1998 - 044, Class IG(1)+++                                                  -         208,041
     6,705     GNMA REMIC Trust Series 1998 - 001, Class PG(1)+++                                           -       1,063,625
     4,424     Chase Mortgage Finance Corp. Series 1998 - S2, Class A4(1)+++                                -         536,410
    16,000     Conseco Finance Securitizations(1)+++                                                        -       1,015,000
    15,096     CWMBS Inc. Series 1998 - 14, Class A2(1)+++                                                  -         207,564
     1,500     Firstplus Home Loan Owner Trust Series 1998 - 5, Class A1(1)+++                              -          14,297
     1,410     Prudential Home Mortgage REMIC 1993 - 54, Class A19(1)**                                     -       1,188,280
                                                                                              ----------------  --------------
               Total Stripped Mortgage-Backed Securities (cost - $11,212,501)                               -      12,459,870
                                                                                              ----------------  --------------

               CORPORATE OBLIGATIONS - 0.50%
     2,000     Lehman Brothers Holdings Inc. MTN                                                            -       2,007,542
     1,000     Morgan Stanley Dean Witter                                                                   -       1,000,699
                                                                                              ----------------  --------------
               Total Corporate Obligations (cost--$3,006,152)                                               -       3,008,241
                                                                                              ----------------  --------------

               COMMERCIAL PAPER - 0.12%
       700     Dominion Resources MTN(1) (cost - $699,915)                                                  -         699,915
                                                                                              ----------------  --------------

  COMBINED
  PRINCIPAL                                                                                MATURITY                 INTEREST
AMOUNT (000)                                                                                DATES                     RATES
------------                                                                        -----------------------    ------------------
              SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.76%
     4,500    Federal National Mortgage Association Discount Notes                         10/26/00                6.42 to 6.45
       105    U.S. Treasury Notes                                                          08/31/00                   5.125@

              Total Short-Term U.S. Government Obligations
                (cost - $4,430,949)

  COMBINED                                                           PACE GOVERNMENT     PAINE WEBBER    PW LOW DURATION
  PRINCIPAL                                                          SECURITIES FIXED   U.S. GOVERNMENT  U.S. GOVERNMENT
AMOUNT (000)                                                        INCOME INVESTMENTS    INCOME FUND     INCOME FUND      COMBINED
------------                                                        ------------------  ---------------  ---------------  ----------
              SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.76%
     4,500    Federal National Mortgage Association Discount Notes                  -                 -        4,430,735   4,430,735
       105    U.S. Treasury Notes                                             104,869                 -                -     104,869
                                                                     ----------------   ---------------  ---------------  ----------
              Total Short-Term U.S. Government Obligations
                (cost - $4,430,949)                                           104,869                 -        4,430,735   4,535,604
                                                                     ----------------   ---------------  ---------------   ---------


  COMBINED                                                           PACE GOVERNMENT      PAINE WEBBER   PW LOW DURATION
   NUMBER                                                            SECURITIES FIXED   U.S. GOVERNMENT  U.S. GOVERNMENT
   SHARES                                                           INCOME INVESTMENTS    INCOME FUND     INCOME FUND      COMBINED
------------                                                        ------------------  ---------------  ---------------  ----------
               MUTUAL FUNDS - 3.51%
    14,703     MH Money Market Fund LLC                                             -        14,702,955                -  14,702,955
        84     Scudder Institutional Fund                                           -            84,180                -      84,180
     6,186     AIM Liquid Assets Portfolio                                          -         6,186,116                -   6,186,116
                                                                     ----------------   ---------------  --------------- -----------
               Total Mutual Funds (cost - $20,973,251)                              -        20,973,251                -  20,973,251
                                                                     ----------------   ---------------  --------------- -----------



 COMBINED
 PRINCIPAL                                                                                       MATURITY             INTEREST
AMOUNT (000)                                                                                       DATES                RATES
------------                                                                                 ----------------      ---------------
             REPURCHASE AGREEMENTS - 3.36%
  $ 1,767    Repurchase Agreement dated 7/31/00 with SG Warburg
                collateralized by $1,344,000 U.S. Treasury Bond,
                8.750% due 08/15/20 (value--$1,802,640)
                proceeds: $1,767,319                                                             08/01/00                  6.500%
    2,263    Repurchase Agreement dated 07/31/00 with State
                Street Bank & Trust Co., collateralized by
                $2,315,000 U.S. Treasury Notes, 5.250% due 05/31/01
                (value--$2,312,106) proceeds: $2,263,330                                         08/01/00                  5.250
   16,093    Repurchase Agreement dated 07/31/00 with State
                Street Bank & Trust Co., collateralized by
                $11,995,000 U.S. Treasury Bond, 8.750% due 08/15/20
                (value--$16,418,156) proceeds: $16,095,347                                       08/01/00                  5.250

             Total Repurchase Agreements (cost - $20,123,000)


             Total Investments (cost--$867,895,633) - 142.53%
             Liabilities in excess of other assets - (42.53)%

             Net Assets--100.00%


 COMBINED                                                           PACE GOVERNMEN     PAINE WEBBER    PW LOW DURATION
 PRINCIPAL                                                         SECURITIES FIXED  U.S. GOVERNMENT   U.S. GOVERNMENT
AMOUNT (000)                                                      INCOME INVESTMENTS   INCOME FUND       INCOME FUND      COMBINED
------------                                                      ------------------ ---------------   ---------------  -----------
             REPURCHASE AGREEMENTS - 3.36%
  $ 1,767    Repurchase Agreement dated 7/31/00 with SG Warburg
                collateralized by $1,344,000 U.S. Treasury Bond,
                8.750% due 08/15/20 (value--$1,802,640)
                proceeds: $1,767,319                                            -         1,767,000                       1,767,000
    2,263    Repurchase Agreement dated 07/31/00 with State
                Street Bank & Trust Co., collateralized by
                $2,315,000 U.S. Treasury Notes, 5.250% due
                05/31/01 (value--$2,312,106)
                proceeds: $2,263,330                                            -                 -        2,263,000      2,263,000
   16,093    Repurchase Agreement dated 07/31/00 with State
                Street Bank & Trust Co., collateralized by
                $11,995,000 U.S. Treasury Bond, 8.750%
                due 08/15/20 (value--$16,418,156)
                proceeds: $16,095,347                                  16,093,000                 -                -     16,093,000
                                                                  ----------------  ---------------- ---------------  --------------
             Total Repurchase Agreements (cost - $20,123,000)          16,093,000         1,767,000        2,263,000     20,123,000
                                                                  ----------------  ---------------- ---------------  --------------

             Total Investments (cost--$867,895,633) - 142.53%         328,327,261       315,138,396      208,997,696    852,463,353
             Liabilities in excess of other assets - (42.53)%        (129,409,240)      (77,053,677)     (47,913,090)  (254,376,007)
                                                                  ----------------  ---------------- ---------------  -------------
             Net Assets--100.00%                                    $ 198,918,021     $ 238,084,719    $ 161,084,606  $ 598,087,346
                                                                  ================  ===============  ===============  =============


  COMBINED
  NUMBER OF                                                                      STRIKE           EXPIRATION
  CONTRACTS                                                                      PRICE               DATES
------------                                                               -----------------    ---------------
              WRITTEN OPTIONS(1)
       300    Federal National Mortgage Association Calls                    $      123.75      September 2000


  COMBINED                                                  PACE GOVERNMENT      PAINE WEBBER      PW LOW DURATION
  NUMBER OF                                                SECURITIES FIXED     U.S. GOVERNMENT    U.S. GOVERNMENT
  CONTRACTS                                               INCOME INVESTMENTS      INCOME FUND        INCOME FUND          COMBINED
------------                                              ------------------    ---------------   -----------------   --------------
              WRITTEN OPTIONS(1)
       300    Federal National Mortgage Association
                Calls                                          $    77,700         $         -         $        -          $ 77,700
                                                          ==================    ===============   =================   ==============

-----------------------------------------------------
++ Floating rate securities. The interest rates shown are the current rates as of July 31, 2000.
*       Rate reflects annualized yield at date of purchase.
** Principal Only Security. This Security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+       Estimated yield to maturity at July 31, 2000.
@       Interest rate shown is discount rate at date of purchase.
(1)     Illiquid securities representing 2.10% of net assets.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 2000.
MTN     Medium Term Note.
REMIC   Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(2)     Security, or portion thereof, was on loan at July 31, 2000.


             See accompanying notes to proforma financial statements

PACE Government Securities Fixed Income Investments
PaineWebber U.S. Government Income Fund
PaineWebber Low Duration U.S. Government Income Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber U.S. Government Income Fund ("U.S. Government Income") and PaineWebber Low Duration U.S. Government Income ("Low Duration"), PACE Government Securities Fixed Income Investments ("Government Securities") would acquire the assets of U.S. Government Income and Low Duration in exchange solely for the assumption by Government Securities of U.S. Government Income's and Low Duration's assets and liabilities and shares of Government Securities that correspond to the outstanding shares of U.S. Government Income and Low Duration. The number of shares to be received would be based on the relative net asset value of Government Securities' shares on the effective date of the Plan and U.S. Government Income and Low Duration will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of Government Securities, U.S. Government Income and Low Duration at July 31, 2000 and the combined results of operations of Government Securities, U.S. Government Income and Low Duration (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will increase due to the higher fee schedule, net of waivers, of Government Securities. However, after anticipated savings in other expenses of the Fund (due to the elimination of duplicative expenses) coupled with the management fee waiver/expense reimbursement, shareholders of each class of shares of U.S. Government Income and shareholders of each class of shares of Low Duration (except Class A) will not experience an increase in total expenses. U.S. Government Income and Low Duration currently pay Rule 12b-1 distribution or service fees; Government Securities currently does not. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $368,000 associated with the Reorganization will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG), so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments-Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation.

                    PaineWebber PACE Select Advisors Trust
                              51 West 52nd Street
                         New York, New York 10019-6114

          STATEMENT OF ADDITIONAL INFORMATION dated November __, 2000


     The following funds are series of PaineWebber PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

PACE Money Market Investments                           PACE Large Company Value Equity Investments
PACE Government Securities Fixed Income Investments     PACE Large Company Growth Equity Investments
PACE Intermediate Fixed Income Investments              PACE Small/Medium Company Value Equity Investments
PACE Strategic Fixed Income Investments                 PACE Small/Medium Company Growth Equity Investments
PACE Municipal Fixed Income Investments                 PACE International Equity Investments
PACE Global Fixed Income Investments                    PACE International Emerging Markets Equity Investments

     PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments are non-diversified series of the Trust. The other funds are diversified series.

     Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as the manager and administrator for each fund and also as the investment adviser for PACE Money Market Investments. Mitchell Hutchins selects and monitors unaffiliated investment advisers who provide advisory services for the other funds. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.

     Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain additional copies of the funds' Annual Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated November _____, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or by calling toll-free 1-800-647-1568. The Prospectus contains more complete information about the funds. You should read it carefully before investing.

    This SAI is dated November ____, 2000.

                                     TABLE OF CONTENTS                                              PAGE
                                                                                                  --------
    The Funds and Their Investment Policies....................................................        2
    The Funds' Investments, Related Risks and Limitations......................................        9
    Strategies Using Derivative Instruments....................................................       33
    Organization of Trust; Trustees and Officers; Principal Holders and Management Ownership of
        Securities.............................................................................       42
    Investment Advisory, Administration and Distribution Arrangements..........................       46
    Portfolio Transactions.....................................................................       57
    Reduced Sales Charges, Additional Exchange and Redemption Information And Other Services...       61
    Conversion of Class B Shares...............................................................       67
    Valuation of Shares........................................................................       67
    Performance Information....................................................................       69
    Taxes......................................................................................       75
    Other Information..........................................................................       80
    Financial Statements.......................................................................       81
    Appendix...................................................................................      A-1

                    THE FUNDS AND THEIR INVESTMENT POLICIES

     No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

     PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     PACE Money Market Investments may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less.
The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The Funds' Investments, Related Risks and Limitations - Credit and Liquidity Enhancements."

     Generally, PACE Money Market Investments may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

     PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.

     PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment adviser. The fund invests in U.S. government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 35% of its total assets in corporate bonds, including mortgage- and asset-backed securities of private issuers.
These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), except that the fund may not acquire a bond if, as a result, more than 25% of its total assets would be invested in bonds rated below AAA or if more than 10% of its total assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment adviser determines are of comparable quality to rated securities in which the fund may invest.

     PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC staff takes this position, the fund will not consider these stripped U.S. government securities to be U.S. government securities for purposes of its 65% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

     PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. Metropolitan West Asset Management, LLC ("MWAM") serves as the fund's investment adviser. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and preferred stocks. The fund limits its investments to investment grade securities. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

     PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment adviser. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, bonds (including convertible bonds) of U.S. and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). These investments include mortgage- and asset-backed securities, although the fund's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

     PACE Strategic Fixed Income Investments invests primarily in investment grade bonds but may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment adviser to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities.

     PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from federal income tax. Standish, Ayer & Wood, Inc. serves as the fund's investment adviser. Under normal conditions, the fund invests at least 80% of its total assets in municipal bonds, the interest on which, in the opinion of counsel to the issuers, is exempt from federal income tax. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment adviser, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment adviser. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT") (sometimes referred to as a "tax preference item"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

     PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the U.S. Treasury or other U.S. government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases.

     PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest up to 20% of its total assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

     PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in high-grade bonds, denominated in foreign currencies or U.S. dollars, of governmental and private issuers in the United States and developed foreign countries. The fund's investments may include mortgage-backed and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of U.S. or foreign private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment adviser to be of comparable quality.

     PACE Global Fixed Income Investments may invest up to 10% of its total assets in bonds issued by companies and governments in emerging market countries that are rated as low as Ba by Moody's or BB by S&P or, if unrated, determined by the fund's investment adviser to be of comparable quality. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

     PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE LARGE COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Institutional Capital Corporation ("ICAP"), Westwood Management Corporation and State Street Global Advisors ("SSgA") serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets among the three investment advisers. The fund invests primarily in equity securities of U.S. companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. However, under normal circumstances, the fund invests at least 65% of its total assets in common stocks of companies with a total market capitalization of $4.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund seeks income primarily from dividend paying stocks.

     ICAP and Westwood use active stock selection strategies to invest their share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.

     PACE Large Company Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment adviser. Subject to its 65% investment requirement, the fund may invest in a broad range of equity securities of U.S. issuers that are traded on major stock exchanges or in the
over-the-counter market.   The fund may invest up to 10% of its total assets in
U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.

     Pace Large Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in equity securities that are believed to
have substantial potential for capital growth.   Dividend income is an
incidental consideration in the investment advisers' selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances it invests at least 65% of its total assets in common stocks of companies with total market capitalization of $4.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.

     Alliance Capital uses an active stock selection strategy to invest its share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe are ranked from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.

     Subject to its 65% investment requirement, PACE Large Company Growth Equity Investments may invest in a broad range of equity securities of U.S. issuers. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.

     PACE Large Company Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, Inc. and ICM Asset Management, Inc. serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal market conditions the fund invests at least 65% of its total assets in common stocks of companies with total market capitalization of less than $4.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds.

     PACE Small/Medium Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company serves as the fund's investment adviser. The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates and total market capitalization of less than $4.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. Dividend income is an incidental consideration in the investment adviser's selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances it invests at least 65% of its total assets in common stocks of issuers with total market capitalization of less than $4.0 billion that exhibit the potential for high future earnings growth relative to the overall market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds. The fund may invest up to 5% of its total assets in U.S. dollar denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

     PACE Small/Medium Company Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

     PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Martin Currie Inc. serves as the fund's investment adviser. The fund invests primarily in equity securities of companies domiciled outside the United States, and a large part of its investments are usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 65% of its total assets in common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

     PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States, and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment adviser gives particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on U.S. securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where the investment adviser considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment adviser to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Subject to its 65% investment requirement, the fund also may invest in U.S. government bonds and investment grade bonds of U.S. and foreign issuers.

     PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

     PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Schroder Investment Management North America Inc. ("SIMNA") serves as the fund's investment adviser. The fund invests at least 65% of its total assets in equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies
(1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. SIMNA may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. Based on current political and economic factors, SIMNA considers Hong Kong SAR to be such a country. The fund normally invests in the securities of issuers from three or more emerging market countries.

     PACE International Emerging Markets Equity Investments may invest up to 35% of its total assets in bonds, including U.S. government bonds, foreign government bonds and bonds of private U.S. and foreign issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment adviser to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment adviser to be of comparable quality.

     SIMNA believes that one of its key strengths is the worldwide network of local research offices, many long established, in emerging market countries, that is maintained by SIMNA and its affiliates. Each year, these companies research and conduct on-site visits in emerging market countries. During 1999, SIMNA and its affiliates made 1425 exclusive company visits. As a result of these visits, SIMNA and its affiliates further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 525 out of a total universe of 900 companies. SIMNA's analysis involves researching companies across the full capitalization spectrum.

     PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

     EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

     While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

     BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

     Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

     CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

     Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

     In addition to ratings assigned to individual bond issues, the applicable investment adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

     Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment adviser determines to be of comparable quality.

     Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds, which are sometimes referred to as "high yield bonds," are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

     The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

     The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

     Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item, are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither PACE Municipal Fixed Income Investments, its investment adviser or Mitchell Hutchins reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

     U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

     Treasury inflation-protected securities ("TIPS") (also known as "inflation-indexed securities") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information," below.

     ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this.
IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

     The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

     During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment adviser seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If a fund's investment adviser does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment adviser does not anticipate, the fund's ability to meet its investment objective may be reduced.

     More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment adviser believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

     GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

     PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Mortgage-Backed Securities -- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -
- i.e., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

     ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities.
Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan.
Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

     The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

     INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values.
Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

     Securities of foreign issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

     The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

     A fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Eurodollar bonds and Yankee bonds are types of U.S. dollar denominated foreign securities. Eurodollar bonds are U.S. dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are U.S. dollar denominated bonds of foreign issuers that are sold primarily in the United States.

     The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     Investment income and gains on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

     Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

     Each fund values its assets daily in U.S. dollars, and funds that hold foreign currencies do not intend to convert them to U.S. dollars on a daily basis. These funds may convert foreign currency to U.S. dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to U.S. dollars from time to time.

     The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

SPECIAL CHARACTERISTICS OF EMERGING MARKET SECURITIES AND SOVEREIGN DEBT

     EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

     INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

     DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS. Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

          GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

     The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

     FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

     In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

     Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

     With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

     Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

     Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

     Brady Bonds -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

     Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S.

or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

     Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

     CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

     ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

     Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

     Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

     Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes," below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

     Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

     CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

     LOAN PARTICIPATIONS AND ASSIGNMENTS.   Investments in secured or unsecured
fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower.
A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment adviser determines that the selling Lender is creditworthy.

     When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

     TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Such investments include, among other things,
(1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities,
(6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES.   Each fund may invest in
securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

     From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries. These investments may include World Equity Benchmark Sharessm (commonly known as "WEBS"), which are exchange-traded shares of series of an investment company that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. A fund's investment in another investment company is subject to the risks of that investment company's underlying portfolio securities. Shares of exchange-traded investment companies also can trade at substantial discounts below the value of the companies' portfolio securities.

     PACE Money Market Investments may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or
(3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment adviser has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase any over-the-counter options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment adviser has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. For funds that are authorized to trade outside the United States, foreign securities are freely tradeable in the country in which they are principally traded generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment adviser pursuant to guidelines approved by the board. An investment adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment adviser monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

     In making determinations as to the liquidity of municipal lease obligations purchased by PACE Municipal Fixed Income Investments, the investment adviser distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment adviser does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

     Mitchell Hutchins and (where applicable) the fund's investment adviser monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins and the applicable investment adviser will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase

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

price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed-delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment.
Depending on market conditions, a fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed-delivery securities held by that fund, exceeds its net assets.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if its investment adviser deems it advantageous to do so, which may result in a gain or loss to the fund.

     PACE MUNICIPAL FIXED INCOME INVESTMENTS -- TYPES OF MUNICIPAL BONDS. The fund may invest in a variety of municipal bonds, as described below:

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

     MUNICIPAL BONDS -- Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

     MUNICIPAL LEASE OBLIGATIONS -- Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

     Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

     INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS") -
- IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that fund in calculating their liability for the AMT. See "Taxes" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

     FLOATING RATE AND VARIABLE RATE OBLIGATIONS -- Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

     A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

     PARTICIPATION INTERESTS -- Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     TENDER OPTION BONDS -- Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     PUT BONDS -- A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment adviser, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES -- Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

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

     INVERSE FLOATERS -- The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts - an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

     MORTGAGE SUBSIDY BONDS -- The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

     STANDBY COMMITMENTS -- The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Although the fund does not currently intend to acquire standby commitments with respect to municipal bonds held in its portfolio, the fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment adviser, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.

     DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment adviser in portfolio selection and yield curve positioning of a fund's investments in bonds.
Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

     Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if an investment adviser calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

     Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

     LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

     SHORT SALES "AGAINST THE BOX." Each fund (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

     A fund might make a short sale "against the box" to hedge against market risks when its investment adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures or forward currency contracts and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     Under the investment restrictions adopted by the funds:

     (1) A fund, other than PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments, may not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

     (2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in U.S. government securities and up to 25% of the fund's assets may be invested without regard to these limitations.

     (3) A fund, other than PACE Municipal Fixed Income Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in U.S. government securities.

     (4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

     (5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

     (6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

     (7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

     (8) A fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

     (9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

     (10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

     (11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     (1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

     (2) A fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund other than PACE Money Market Investments is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment adviser also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

     A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

     OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

     Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment adviser may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds'

Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

     (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Restrictions -- Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

     A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

     If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

     (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

     (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

     FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

     Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment adviser wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment adviser wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The funds' use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:

     (1) The aggregate initial margin and premiums on futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of a fund's net assets.

     (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

     (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of the fund's total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment adviser believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

     Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

     SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

     A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Mitchell Hutchins and the investment advisers believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

     A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment adviser to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                 ORGANIZATION OF TRUST; TRUSTEES AND OFFICERS;
           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was formed on September 9, 1994 as a business trust under the laws of the State of Delaware and has twelve operating series. The Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board oversees each fund's operations.

     The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

   NAME AND ADDRESS; AGE         POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------         -------------------             ----------------------------------------
Margo N. Alexander*+; 53               Trustee           Mrs. Alexander is Chairman (since March 1999), chief executive officer and a director of Mitchell Hutchins (since January
                                                         1995) and an executive vice president and director of
                                                         PaineWebber (since March 1984).  Mrs. Alexander is a director or trustee of 30 investment companies for which Mitchell
                                                         Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

David J. Beaubien; 66                  Trustee           Mr. Beaubien is chairman of Yankee Environmental Systems, Inc.,
101 Industrial Road                                      a manufacturer of meteorological measuring systems.  Prior to
Turner Falls, MA  03176                                  January 1991, he was senior vice president of EG&G, Inc., a company which makes and provides a variety of scientific and technically oriented products and services.  He is also a
                                                         director of IEC, Inc., a manufacturer of electronic assemblies, and Onix Systems Inc., a manufacturer of process
                                                         instrumentation.  From 1985 to January 1995, Mr. Beaubien
                                                         served as a director or trustee on the boards of the Kidder,
                                                         Peabody & Co. Incorporated mutual funds.  Mr. Beaubien is a trustee of one investment company for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.** +; 74         Trustee           Mr. Bewkes is a director of Paine Webber Group Inc. ("PW
                                                         Group") (holding company of PaineWebber and Mitchell Hutchins).
                                                         Prior to 1996, he was a consultant to PW Group. He serves as a consultant to PaineWebber (since May 1999).  Prior to 1988, he was chairman of the board, president and chief executive
                                                         officer of American Bakeries Company.  Mr. Bewkes is a director of Interstate Bakeries Corporation. Mr. Bewkes is a director or trustee of 40 investment companies for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates serves as investment adviser.

   NAME AND ADDRESS; AGE         POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------         -------------------             ----------------------------------------
William W. Hewitt, Jr.; 72             Trustee           Mr. Hewitt is retired.  Since 1988, he has served as a director
P.O. Box 2359                                            or trustee on the boards of the Guardian Life Insurance Company
Princeton, NJ 08543-2359                                 mutual funds.  From 1990 to January 1995, Mr. Hewitt served as a director or trustee on the boards of the Kidder, Peabody &
                                                         Co. Incorporated mutual funds.  From 1986-1988, he was an
                                                         executive vice president and director of mutual funds,
                                                         insurance and trust services of Shearson Lehman Brothers Inc.
                                                         From 1976-1986, he was president of Merrill Lynch Funds
                                                         Distributor, Inc. Mr. Hewitt is a trustee of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Morton L. Janklow; 70                  Trustee           Mr. Janklow is senior partner of Janklow & Nesbit Associates,
598 Madison Avenue                                       an international literary agency representing leading authors
New York, NY 10022                                       in their relationships with publishers and motion picture, television and multi-media companies, and of counsel to the law firm of Janklow, Newborn & Ashley.  Mr. Janklow is a director of Revlon, Inc. (cosmetics). Mr. Janklow is a trustee of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Brian M. Storms*+; 46           Trustee and President    Mr. Storms is president and chief operating officer of Mitchell
                                                         Hutchins (since March 1999). Mr. Storms was president of
                                                         Prudential Investments (1996-1999).  Prior to joining
                                                         Prudential he was a managing director at Fidelity Investments.
                                                         Mr. Storms is president and a director or trustee of 30
                                                         investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

William D. White; 66                   Trustee           Mr. White is retired.  From February 1989 through March 1994,
P.O. Box 199                                             he was president of the National League of Professional
Upper Black Eddy, PA 10017                               Baseball Clubs.  Prior to 1989, he was a television
                                                         sportscaster for WPIX-TV, New York.  Mr. White served on the
                                                         Board of Directors of Centel from 1989 to 1993.  Presently, Mr.
                                                         White is on the board of directors of Jefferson Banks
                                                         Incorporated, Philadelphia, PA. Mr. White is a trustee of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

M. Cabell Woodward, Jr.**; 70          Trustee           Mr. Woodward is retired.  From July 1985 until his retirement in February 1993, Mr. Woodward was vice chairman and chief financial officer of ITT Corporation.  Mr. Woodward is a
                                                         trustee of one investment company for which Mitchell Hutchins,
                                                         PaineWebber or one of their affiliates serves as investment adviser.

Thomas Disbrow***;34             Vice President and      Mr. Disbrow is a first vice president and a senior manager of
                                 Assistant Treasurer     the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser
                                                         Advisers.  Mr. Disbrow is a vice president and assistant
                                                         treasurer of 30 investment companies for which Mitchell
                                                         Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

   NAME AND ADDRESS; AGE         POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------         -------------------             ----------------------------------------
Amy R. Doberman**; 38            Vice President and      Ms. Doberman is a senior vice president and general counsel of
                                      Secretary          Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc.
                                                         Prior to working at Aeltus, Ms. Doberman was a Division of
                                                         Investment Management Assistant Chief Counsel at the SEC.  Ms.
                                                         Doberman is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Joanne M. Kilkeary***; 32        Vice President and      Ms. Kilkeary is a vice president and a manager of the mutual
                                 Assistant Treasurer     fund finance department of Mitchell Hutchins. Ms. Kilkeary is a vice president and assistant treasurer of one investment
                                                         company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as  investment adviser.

John J. Lee***; 32               Vice President and      Mr. Lee is a vice president and a manager of the mutual fund
                                 Assistant Treasurer     finance department of Mitchell Hutchins. Prior to September
                                                         1997, he was an audit manager in the financial services
                                                         practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which
                                                         Mitchell Hutchins, PaineWebber or one of their affiliates
                                                         serves as  investment adviser.

Kevin J. Mahoney***; 35          Vice President and      Mr. Mahoney is a first vice president and a senior manager of
                                 Assistant Treasurer     the mutual fund finance department of Mitchell Hutchins.  From
                                                         August 1996 through March 1999, he was the manager of the
                                                         mutual fund internal control group of Salomon Smith Barney.
                                                         Prior to August 1996, he was an associate and assistant
                                                         treasurer of BlackRock Financial Management L.P.  Mr. Mahoney
                                                         is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Ann E. Moran***; 43              Vice President and      Ms. Moran is a vice president and a manager of the mutual fund
                                 Assistant Treasurer     finance department of Mitchell Hutchins.  Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                                         affiliates serves as investment adviser.

Dianne E. O'Donnell**; 48        Vice President and      Ms. O'Donnell is a senior vice president and deputy general
                                 Assistant Secretary     counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and a vice president and assistant secretary of one investment company for which
                                                         Mitchell Hutchins, PaineWebber or one of their affiliates
                                                         serves as investment adviser.

Paul H. Schubert***; 37          Vice President and      Mr. Schubert is a senior vice president and the director of the
                                      Treasurer          mutual fund finance department of Mitchell Hutchins.  Mr.
                                                         Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

   NAME AND ADDRESS; AGE         POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------         -------------------             ----------------------------------------
Barney A. Taglialatela***;       Vice President and      Mr. Taglialatela is a vice president and a manager of the
 39                              Assistant Treasurer     mutual fund finance department of Mitchell Hutchins. Mr.
                                                         Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Keith A. Weller**; 39            Vice President and      Mr. Weller is a first vice president and senior associate
                                 Assistant Secretary     general counsel of Mitchell Hutchins.   Mr. Weller is a vice
                                                         president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                                         affiliates serves as investment adviser.


____________________
* This person's business address is 51 West 52/nd/ Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd., 14/th/ Floor, Jersey City, New Jersey 07310-1998.

 + Messrs. Bewkes and Storms and Mrs. Alexander are "interested persons" of the Trust as defined in the Investment Company Act by virtue of their positions with PaineWebber, PW Group and/or Mitchell Hutchins.

     The Trust pays each board member who is not an "interested person" of the Trust $35,000 annually and $5,000 for attending a meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are "interested persons" of the Trust as defined in the Investment Company Act receive no compensation from the Trust. Because Mitchell Hutchins, the investment advisers and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the funds, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins, an investment adviser or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

     The table below includes certain information relating to the compensation of the current members of the Trust's board who held office with the Trust during the periods indicated.

                              COMPENSATION TABLE+

                                                                                      TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION FROM        THE TRUST AND THE PAINEWEBBER FUND
      NAME OF PERSON, POSITION                       THE TRUST *                             COMPLEX**
      ------------------------                       ------------                            ---------
David J. Beaubien,
    Trustee..........................                  $68,750                               $68,750

                                                                                      TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION FROM        THE TRUST AND THE PAINEWEBBER FUND
      NAME OF PERSON, POSITION                       THE TRUST *                             COMPLEX**
      ------------------------                       ------------                            ---------
William W. Hewitt,
    Trustee..........................                  $78,750                               $78,750
Morton L. Janklow,
    Trustee..........................                  $68,750                               $68,750
William D. White,
    Trustee..........................                  $68,750                               $68,750
M. Cabell Woodward, Jr.,
    Trustee..........................                  $68,750                               $68,750

_______________________
+ Only independent board members are compensated by the PaineWebber funds and identified above; trustees who are "interested persons", as defined in the Investment Company Act, do not receive compensation from the PaineWebber funds.

* Represents fees paid to each trustee during the fiscal year ended July 31, 2000. During the fiscal year ended July 31, 2000, Mitchell Hutchins waived a portion of its management fee and subsidized certain operating expenses, including the payment of trustees' fees, with respect to some funds in order to lower the overall expenses of those funds to certain designated levels.

** No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.


     PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of November 1, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund. As of October 31, 2000, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares:

                                                                                 PERCENTAGE
                                                                    OF CLASS P SHARES BENEFICIALLY OWNED
SHAREHOLDER NAME AND ADDRESS*                                              AS OF OCTOBER 31, 2000
-----------------------------                                              ----------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
------------------------------------------

Chesapeake Hospital Authority Int. Bond Fund
Chesapeake General Hospital                                                          6.76%

PACE STRATEGIC FIXED INCOME INVESTMENTS
---------------------------------------
CHA Foundation
Chesapeake General Hospital                                                          5.39%
OBICI Foundation
Attn: William A. Carpenter                                                          10.90%

______________________

* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

       INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment manager and administrator to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"). Pursuant to the Management Agreement, Mitchell Hutchins, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds, including the purchase, retention, disposition and lending of securities. Mitchell Hutchins is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. Mitchell Hutchins is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. Mitchell Hutchins reviews the performance of all investment advisers and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, Mitchell Hutchins keeps certain books and records of the Trust. Mitchell Hutchins also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of Mitchell Hutchins under the Management Agreement are not exclusive to the Trust, and Mitchell Hutchins is free to, and does, render management services to others.

     The following table shows the fees earned (or accrued) by Mitchell Hutchins under the Management Agreement and the portions of those fees waived by Mitchell Hutchins for the periods indicated.

                                  ADVISORY AND ADMINISTRATION FEES EARNED (OR    ADVISORY AND ADMINISTRATION FEES WAIVED
                                                   ACCRUED)                                        BY
                                             BY MITCHELL HUTCHINS                           MITCHELL HUTCHINS
                                        FOR FISCAL YEARS ENDED JULY 31,              FOR FISCAL YEARS ENDED JULY 31,
                                        --------------------------------------  -----------------------------------------
PORTFOLIO                                   2000            1999          1998           2000          1999          1998
---------                                   ----            ----          ----           ----          ----          ----
PACE Money Market Investments..       $  210,048      $  114,410    $   76,176       $210,048      $114,410      $ 76,176
PACE Government Securities
 Fixed Income Investments......        1,380,076       1,277,768       916,670         83,618       102,428       135,366

PACE Intermediate Fixed Income
 Investments...................          828,218         740,117       504,134         13,758         1,460         5,372

PACE Strategic Fixed Income
 Investments...................        1,596,218       1,302,736       697,639         84,075        70,795        91,847

PACE Municipal Fixed Income
 Investments...................          329,466         337,795       259,431         23,718        24,086        35,977

PACE Global Fixed Income
 Investments...................          821,382         805,390       599,606        240,342       220,842       209,982

PACE Large Company Value
 Equity Investments............        2,800,505       2,581,440     1,786,641         16,771         1,732            --

PACE Large Company Growth
 Equity Investments............        3,458,178       2,593,183     1,672,807         22,200         3,823        45,136

PACE Small/Medium Company
 Value Equity Investments......        1,574,930       1,458,785     1,384,807         32,450        25,179        11,273

PACE Small/Medium Company
 Growth Equity Investments.....        2,495,426       1,704,803     1,328,874         17,105        15,569        43,813

PACE International Equity
 Investments...................        2,227,716       1,615,444     1,163,135          7,642           834            --

PACE International Emerging
 Markets Equity Investments....          991,438         751,091       623,343        222,127       195,575       161,872

  For PACE Money Market Investments, in addition to the advisory and administration fee waiver in the foregoing table, Mitchell Hutchins reimbursed the fund for $59,723 in other expenses.

     In connection with its management of the business affairs of the Trust, Mitchell Hutchins bears the following expenses:

(1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of Mitchell Hutchins or the Trust's investment advisers;
(2) all expenses incurred, by Mitchell Hutchins or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and
(3) the fees payable to each investment adviser (other than Mitchell Hutchins) pursuant to the Advisory Agreements.

     Under the terms of the Management Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the fund's investment adviser. General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, Mitchell Hutchins or the investment advisers, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates,
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

     Under the Management Agreement, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the fund.

     The following table shows the approximate net assets as of September 30, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below:

INVESTMENT CATEGORY                                                                              NET ASSETS
-------------------                                                                              ----------
                                                                                                   ($mil)
                                                                                                   -----
Domestic (excluding Money Market).........................................................            $ 9,028.0
Global....................................................................................              4,731.0
Equity/Balanced...........................................................................              9,581.4
Fixed Income (excluding Money Market).....................................................              4,177.6
     Taxable Fixed Income.................................................................              2,771.5
     Tax-Free Fixed Income................................................................              1,406.1
Money Market Funds........................................................................             44,187.4

     INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of the Manager and, ultimately, the board, each investment adviser manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Mitchell Hutchins or the investment adviser upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     Under the Advisory Agreements, the investment advisers will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment adviser has agreed to its fees as described in the Prospectus and which are generally lower than the fees it charges to institutional accounts for which it serves as investment adviser and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the fund. By virtue of the management, monitoring and administrative functions performed by Mitchell Hutchins, and the fact that investment advisers are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment adviser serves in a subadvisory capacity to the fund. Subject to the monitoring by the Manager and, ultimately, the board, each investment adviser's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS

     Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), Mitchell Hutchins (not the fund) pays PIMCO for its services a fee in the annual amount of 0.225% of the average daily net assets of PACE Government Securities Fixed Income Investments (0.25% prior to October 10, 2000) and 0.25% of the average daily net assets of PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to PIMCO of $492,884, $456,345 and $327,708, respectively for PACE Government Securities Fixed Income Investments and $570,078, $465,263 and $249,156, respectively for PACE Strategic Fixed Income Investments.

     PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited
partnership under Delaware law in 1987.   PIMCO Advisors' sole general partner
is Pacific-Allianz Partners LLC. Pacific-Allianz Partners LLC is a Delaware limited liability company with two members, Allianz GP Sub LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. Allianz GP Sub LLC is a wholly owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company.

     On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer.

     In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany.

     Allianz AG, the parent of Allianz of America, is a publicly traded German company which, together with its subsidiaries, comprises the world's second largest insurance company as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. As of June 30, 2000, the Allianz Group (including PIMCO) had assets under management of more than $650 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums.

     Significant institutional shareholders of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. BNP Paribas, Credit Lyonnais, Munich Reinsurance, HypoVereinsbank, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be controlled by or affiliated with these entities, such as DB Alex. Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Klienwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, PACE Government Fixed Income Investments and PACE Strategic Fixed Income Investments generally are precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the funds, the funds' ability to take advantage of market opportunities, or the funds' overall performance.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

     Under the Advisory Agreement for this fund with Metropolitan West Asset Management, LLC ("MWAM"), Mitchell Hutchins (not the fund) pays MWAM a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $200 million and 0.12% of the fund's average daily net assets above $200 million. Prior to October 10, 2000, Pacific Income Advisers, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to the prior investment adviser of $276,073, $246,706, and $168,045, respectively. MWAM is majority-owned by its key executives, with an approximately 40% minority ownership stake held by Metropolitan West Financial, Inc. ("MWF"), a registered investment adviser.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

     Under the Advisory Agreement for this fund with Standish, Ayer & Wood, Inc. ("Standish"), Mitchell Hutchins (not the fund) pays Standish a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. Prior to June 1, 2000, Deutsche Asset Management, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Standish and the prior investment adviser of $109,822, $112,598 and $86,574, respectively.

     Standish is a privately held investment management firm founded in 1933. Edward H. Ladd is the Chairman of the Board of Directors of Standish. Richard
S. Wood is President, Chief Executive Officer and a Managing Director of Standish. George W. Noyes is the Vice Chairman and a Managing Director of Standish. Austin C. Smith is the Treasurer of Standish. The following constitute all of the Directors of Standish: Caleb F. Aldrich, David H. Cameron, Maria D. Furman, Raymond J. Kubiak, George W. Noyes, Howard B. Rubin, Thomas P. Sorbo, Ralph S. Tate and Richard S. Wood. All of the outstanding stock of
Standish is owned by SAW Trust, a Massachusetts business trust.   SAW Trust is
owned entirely by its twenty-two trustees, all of whom are officers of

Standish. Nine of the twenty-two trustees are the Directors of Standish listed above. The remaining thirteen trustee/shareholders are: Karen K. Chandor, Lavinia B. Chase, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores
S. Driscoll, James E. Hollis III, Edward H. Ladd, Laurence A. Manchester, Catherine A. Powers, Austin C. Smith, David C. Stuehr and Michael W. Thompson. All of the trustee/shareholders of SAW Trust are Standish controlling persons.

PACE GLOBAL FIXED INCOME INVESTMENTS

     Under the current Advisory Agreements for this fund with Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates, Mitchell Hutchins (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the portion of the fund's average annual net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. Prior to October 10, 2000, Rogge Global Partners managed all the fund's assets and was paid by Mitchell Hutchins (not the fund) an annual fee of 0.35% of the fund's average daily net assets. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Rogge Global Partners of $359,355, $352,679 and $262,596, respectively.

     Rogge Global Partners is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed company. UAM is principally engaged through affiliated firms in the United States and abroad in providing institutional investment management services and acquiring
institutional management firms like Rogge Global Partners.   During the third
quarter of 2000, eleven of Rogge Global Partners' senior employees began the process of buying back 30.5% in the aggregate of the firm from UAM, based on a valuation date of December 31, 1999. Those eleven employees, including all six portfolio managers, will initially buy back 18% of Rogge's shares from UAM. An additional 12.5% will be available through an option scheme that ties in the key executives for 7 years (until 2007).

     On June 16, 2000, Old Mutual and OM Acquisition Corp., a Delaware corporation that was formed solely to effect the proposed acquisition of UAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with UAM. Pursuant to the Merger Agreement, which was unanimously approved by the boards of directors of Old Mutual and UAM, OM Acquisition Corp. commenced a tender offer to acquire all of the issued and outstanding common stock of UAM.

     To initiate the transaction, Old Mutual and OM Acquisition Corp. filed a tender offer statement and UAM filed a solicitation/recommendation statement with the SEC. The tender offer price was set at $25 per share in cash and is subject to downward adjustment in certain circumstances, including should UAM's revenues from assets under management decline below a specified level prior to consummation of the offer. Consummation of the tender offer also was subject to customary conditions, including acceptances by holders of a majority of UAM's outstanding shares and receipt of regulatory and client approvals. On September 26, 2000, Old Mutual announced the closure of its tender offer for UAM.

     Following completion of the tender offer, OM Acquisition Corp. will be merged with and into UAM. Thereafter, OM Acquisition Corp. will cease to exist, and UAM will continue as the surviving corporation and become a direct and wholly owned subsidiary of Old Mutual.

     Old Mutual is a 155-year old international financial services firm that was founded in Cape Town, South Africa, and is now headquartered in London, England. Old Mutual was founded in 1845 principally to provide life insurance policies in South Africa. Today, Old Mutual provides a broad array of financial services to clients in the United Kingdom, in South Africa and other countries in southern Africa, and in other locations principally outside of the United States. Old Mutual, which was founded as a mutual organization, has been a publicly held stock company since the middle of 1999.

     Fischer Francis Trees & Watts, Inc. ("FFTW") is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation, a holding company organized as a New York corporation. The affiliates of FFTW are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom (sometimes referred to as "FFTW UK"), Fischer Francis Trees & Watts, pte Ltd (Singapore), a Singapore corporation (sometimes referred to as "FFTW (Singapore)") and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha (Japan), a Japanese corporation (sometimes referred to as "FFTW (Japan)"). FFTW (Singapore) and FFTW (Japan) are wholly owned subsidiaries of FFTW. FFTW UK is 99% owned by FFTW and 1% owned by Fischer Francis Trees & Watts Ltd. which in turn is owned by Charter Atlantic Corporation. FFTW (Japan) will not assume duties as sub-adviser to the fund until it has completed its registration as a registered investment adviser with the SEC.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA"), Mitchell Hutchins (not the fund) pays each investment adviser a fee in the annual amount of 0.30% (0.15% for SSgA) of the fund's average daily net assets that it manages. Prior to July 1, 2000, Brinson Partners, Inc. was the fund's sole investment adviser. ICAP and Westwood assumed their fund responsibilities on July 1, 2000 and SSgA assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued aggregate investment advisory fees to ICAP, Westwood and the fund's previous investment adviser of $1,024,189, $968,040, and $670,717, respectively. Robert
H. Lyon, who serves as president, chief investment officer and a director of ICAP owns a 51% controlling interest in ICAP. Westwood is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas-based securities firm. SSgA is the investment management division of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA"), Mitchell Hutchins (not the fund) pays Alliance a fee in the annual amount of 0.30% and SSgA a fee in the annual amount of 0.15% of the fund's average daily net assets that it manages. Alliance Capital assumed its fund responsibilities on November 10, 1997 and SSgA assumed its fund responsibilities on October 10, 2000. Prior to November 10, 1997, Chancellor LGT Asset Management, Inc. was the fund's sole investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Alliance Capital and the prior investment adviser, of $1,296,816, $972,444 and $628,243, respectively.

     SSgA is the investment management division of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.

     In October 1999, Alliance Capital Management Holding L.P. ("Alliance Holding"), reorganized by transferring its business and assets to Alliance Capital Management L.P. ("Alliance Capital"), in exchange for all of the Alliance Capital Units ("Reorganization"). Since the Reorganization, Alliance Capital has conducted the diversified investment management services business conducted by Alliance Holding prior to the Reorganization and Alliance Holding's business has consisted of holding Alliance Capital Units and engaging in related activities. The Alliance Holding Units trade publicly on the New York Stock Exchange while the Alliance Capital Units do not trade publicly and are subject to significant restrictions on transfer.

     Alliance Capital Management L.P. ("ACMLP"), a Delaware limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXF"), is the general partner of ACMLP. As of October 2, 2000, AXF, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 53% of the outstanding units of limited partnership interest in ACMLP ("ACMLP Units"). Approximately 29% of the ACMLP Units were beneficially owned by the public and approximately 18% were beneficially owned by employees. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXF.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM"), Mitchell Hutchins (not the fund) pays each of these investment advisers a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages. Prior to October 10, 2000, Ariel and Brandywine Asset Management, Inc. served as investment advisers for the fund's assets and, prior to October 4, 1999, Brandywine was the fund's sole investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued aggregate investment advisory fees to Ariel and Brandywine of $590,599, $547,044 and $519,732, respectively. Ariel is an independent subchapter S corporation with a majority of ownership held by its employees. ICM also is an independent subchapter S corporation with a majority of ownership held by its employees. James M. Simmons, founder and chief investment officer of ICM, owns more than 25% of ICM's voting stock.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

     Under the current Advisory Agreement for this fund with Delaware Management Company, Mitchell Hutchins (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the fund's average daily net assets. Prior to December 16, 1998, Westfield Capital Management Company, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued aggregate investment advisory fees to Delaware Management Company and to the prior investment adviser, of $1,247,713, $852,402, and $664,437, respectively. Delaware Management Company is a series of Delaware Management Business Trust, a Delaware business trust.
It is a member of Delaware Investments, a subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

PACE INTERNATIONAL EQUITY INVESTMENTS

     Under the current Advisory Agreement for this fund with Martin Currie Inc., Mitchell Hutchins (not the fund) pays Martin Currie Inc. a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million. Prior to October 10, 2000, Mitchell Hutchins (not the fund) paid Martin Currie Inc. a fee for its services under the Advisory Agreement at the annual rate of 0.40% of the fund's average daily net assets. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Martin Currie Inc. of $990,097, $717,975 and $517,629, respectively. Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

     Under the current Advisory Agreement for this fund with Schroder Investment Management North America Inc. ("SIMNA"), Mitchell Hutchins (not the fund) pays SIMNA a fee in the annual amount of 0.50% of the fund's average daily net assets. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. SIMNA was the surviving company in a merger with Schroder Capital Management International Inc. (the fund's investment adviser prior to July 1, 1999 and another wholly owned subsidiary of Schroder U.S. Holdings Inc.). For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to SIMNA and its predecessor of $450,653, $341,405 and $283,338, respectively. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroders plc., a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses. In May 2000, Schroders plc sold its worldwide investment banking business to Salomon Smith Barney. Schroders plc retained its asset management business.

          PROCESS FOR SELECTION OF INVESTMENT ADVISERS. In selecting investment advisers for the PACE Portfolios, Mitchell Hutchins, together with PaineWebber, looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

          After a thorough initial review of potential advisers, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

          .  Investment returns over short- and long-term periods
          .  Risk-adjusted performance
          . Performance relative to the market index that serves as the benchmark for the investment style

          The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

          .  Investment philosophy and discipline
          .  Adherence to investment style
          .  Experience and continuity of key personnel
          .  Client service capabilities
          .  Size and financial stability

          In some instances, it is determined that more competitive and consistent returns can be better achieved by hiring multiple investment advisers for an individual portfolio, each specializing in a particular market segment and management style.

          The final phase is the ongoing monitoring of investment adviser performance to ensure that the standards set by the initial phases remain intact throughout the life of the portfolio. PACE portfolio investment advisers can be considered for replacement if they are judged to no longer meet the standards that led to their original selection. The result of this comprehensive approach is access to an exclusive group of investment advisers, many of whose services would not otherwise be available to investors with less than $10 million to invest.

          SECURITIES LENDING. For the fiscal year ended July 31, 2000, PaineWebber, acting as the funds' lending agent, received compensation from the funds as follows:

FUND                                                                                   Compensation
----                                                                                   ------------
PACE Money Market Investments.................................................         $          0
PACE Government Securities Fixed Income Investments...........................                  158
PACE Intermediate Fixed Income Investments....................................               54,662
PACE Strategic Fixed Income Investments.......................................                4,240
PACE Municipal Fixed Income Investments.......................................                    0
PACE Global Fixed Income Investments..........................................               11,024
PACE Large Company Value Equity Investments...................................               20,527
PACE Large Company Growth Equity Investments..................................               26,547
PACE Small/Medium Company Value Equity Investments............................               15,171
PACE Small/Medium Company Growth Equity Investments...........................               83,313
PACE International Equity Investments.........................................               34,989
PACE International Emerging Markets Equity Investments........................                8,171

     PERSONAL TRADING POLICIES. The funds and Mitchell Hutchins (investment manager and principal underwriter for the funds) each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each investment adviser also has adopted a code of ethics under rule 17j-1.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each fund under a distribution contract with the Trust ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber relating to each class of shares of the funds ("PW Dealer Agreement"), PaineWebber and its correspondent firms sell the funds' shares. Mitchell Hutchins is located at 51 West 52/nd/ Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028. PACE Money Market Investments has only Class P shares established. The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for fixed income funds) of the average daily net assets of the Class C shares. There is no distribution plan with respect to the funds' Class P or Class Y shares and the funds pay no service or distribution fees with respect to these classes of shares.

     Mitchell Hutchins uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

     Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

     . Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

     . Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

     PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

     Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

     The Plans for Class A, Class B and Class C shares and the Distribution Contract specify that each fund must pay service and distribution fees to Mitchell Hutchins as compensation for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board reviews the Plans and Mitchell Hutchins' corresponding expenses for each class of shares of a fund separately from the Plans and expenses of the other classes of shares of that fund.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

     In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

     In approving the overall Flexible Pricing(SM) system of distribution for each fund, the board considered several factors, including that implementation of Flexible Pricing would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors of having no initial sales charges deducted from fund purchase payments and instead having the entire amount of such purchase payments immediately invested in fund shares,
(2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors after Class C shares have been held more than one year without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

                            PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for a fund other than PACE Money Market Investments are made by the fund's investment adviser, subject to the overall review of Mitchell Hutchins and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by Mitchell Hutchins as that fund's investment adviser, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment adviser, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

     Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     For the periods indicated, the funds paid the brokerage commissions set forth below:

                                                                                     TOTAL BROKERAGE COMMISSIONS
                                                                            -----------------------------------------------
                                                                                     FISCAL YEAR ENDED JULY 31,
                                                                            -----------------------------------------------
FUND                                                                             2000              1999              1998
----                                                                        ---------         ---------         -----------
PACE Money Market Investments......................................          $      0          $      0          $      0
PACE Government Securities Fixed Income Investments................                 0                 0                 0
PACE Intermediate Fixed Income Investments.........................                 0                 0                 0
PACE Strategic Fixed Income Investments............................             7,221             4,297            17,292
PACE Municipal Fixed Income Investments............................                 0                 0                 0
PACE Global Fixed Income Investments...............................                 0                 0                 0
PACE Large Company Value Equity Investments........................           839,338           336,042           191,304
PACE Large Company Growth Equity Investments.......................           406,265           289,045           422,526
PACE Small/Medium Company Value Equity Investments.................           741,513           715,933           491,524
PACE Small/Medium Company Growth Equity Investments................           147,922           296,609           303,695
PACE International Equity Investments..............................           724,608           722,215           441,600
PACE International Emerging Markets Equity Investments.............           611,340           361,372           286,220

     The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Management Agreement and Advisory Agreements authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the last three fiscal years, none of the funds paid any brokerage commissions to PaineWebber, except during the fiscal year ended July 31, 1999, PACE Large Company Growth Equity Investments paid $215 in brokerage commissions to PaineWebber, which represented less than 1% of the total commissions paid by that fund and less than 1% of the aggregate dollar amount of the fund's transactions involving commission payments.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of an affiliated FCM, including PaineWebber and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

     In selecting brokers for a fund, its investment adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, Mitchell Hutchins or the applicable investment adviser may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins or the investment adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the investment adviser, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the investment adviser to that fund and its other clients.

     Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

     For the fiscal year ended July 31, 2000, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

                                                                       AMOUNT OF PORTFOLIO           Brokerage
FUND                                                                      TRANSACTIONS           COMMISSIONS PAID
----                                                                      ------------           ----------------
PACE Money Market Investments.....................................        $          0                   $      0
PACE Government Securities Fixed Income Investments...............                   0                          0
PACE Intermediate Fixed Income Investments........................           1,676,965                        307
PACE Strategic Fixed Income Investments...........................           7,800,000                        851
PACE Municipal Fixed Income Investments...........................                   0                          0
PACE Global Fixed Income Investments..............................                   0                          0
PACE Large Company Value Equity Investments.......................         389,875,806                    166,846
PACE Large Company Growth Equity Investments......................          35,934,994                     27,439
PACE Small/Medium Company Value Equity Investments................          63,281,970                    166,846
PACE Small/Medium Company Growth Equity Investments...............           4,828,196                      7,044
PACE International Equity Investments.............................                   0                          0
PACE International Emerging Markets Equity Investments............                   0                          0

     For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins or a fund's investment adviser seeks best execution. Although Mitchell Hutchins or a fund's investment adviser may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins or a fund's investment adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to the research efforts of Mitchell Hutchins and a fund's investment adviser and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by Mitchell Hutchins or the fund's investment adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a fund's investment adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

     Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins or the applicable investment adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     The funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.

     As of July 31, 2000, the funds owned securities issued by their regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

PACE Money Market Investments: Commercial paper of Goldman Sachs Group, Inc. ($986,172); Short-term corporate obligations of Merrill Lynch & Co., Inc. ($1,999,892) and Morgan Stanley Dean Witter & Co. ($2,000,000).

PACE Government Securities Fixed Income Investments: Corporate obligations of Lehman Brothers Holdings Inc. ($2,007,542) and Morgan Stanley Dean Witter & Co. ($1,000,699); repurchase agreement with State Street Bank & Trust Co. ($16,093,000).

PACE Intermediate Fixed Income Investments: Repurchase agreement with State Street Bank & Trust Co. ($2,844,000).

PACE Strategic Fixed Income Investments: Corporate obligations of Goldman Sachs Group, Inc. ($3,251,661), Lehman Brothers Holdings Inc. ($2,308,673) and Morgan Stanley Dean Witter & Co. ($4,497,143); repurchase agreement with State Street Bank & Trust Co. ($2,822,000).

PACE Municipal Fixed Income Investments:  None

PACE Global Fixed Income Investments:  None

PACE Large Company Value Equity Investments: Common stock of Chase Manhattan Corp. ($5,033,344); repurchase agreement with State Street Bank & Trust Co. ($804,000).

PACE Large Company Growth Equity Investments: Common stock of Chase Manhattan Corp. ($9,122,625), Merrill Lynch & Co., Inc. ($2,068,000) and Morgan Stanley Dean Witter & Co. ($13,486,750).

PACE Small/Medium Company Value Equity Investments: Repurchase agreement with State Street Bank & Trust Co. ($11,103,000).

PACE Small/Medium Company Growth Equity Investments: Repurchase agreement with State Street Bank & Trust Co. ($12,966,000).

PACE International Equity Investments: Repurchase agreement with State Street Bank & Trust Co. ($7,214,000).

PACE International Emerging Markets Equity Investments: Repurchase agreement with State Street Bank & Trust Co ($558,000).

     PORTFOLIO TURNOVER. PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. The other funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate as a limiting factor in making investment decisions.

     A fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a fund's securities that are included in the computation of turnover were replaced once during a period of one year.

     Certain other practices that may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

     Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. PACE Large Company Value Equity Investments experienced an increase in portfolio turnover during the fiscal year ended July 31, 2000 due to the restructuring of the portfolio to reflect the investment styles of the fund's new investment advisers.

     The following table sets forth the portfolio turnover rates for each fund for the periods indicated:

                                                                                         PORTFOLIO TURNOVER RATES
                                                                                 ---------------------------------------------
                                                                                      FISCAL YEAR             FISCAL YEAR
                                                                                          ENDED                  ENDED
FUND                                                                                  JULY 31, 2000           JULY 31, 1999
-----                                                                            -------------------     ---------------------
PACE Money Market Investments                                                              N/A                   N/A
PACE Government Securities Fixed Income Investments......................                  585%                  418%
PACE Intermediate Fixed Income Investments...............................                   88%                   89%
PACE Strategic Fixed Income Investments..................................                  391%                  202%
PACE Municipal Fixed Income Investments..................................                   33%                   11%
PACE Global Fixed Income Investments.....................................                  170%                  226%
PACE Large Company Value Equity Investments..............................                  195%                   40%
PACE Large Company Growth Equity Investments.............................                   59%                   43%
PACE Small/Medium Company Value Equity Investments.......................                   83%                   57%
PACE Small/Medium Company Growth Equity Investments......................                   81%                  102%
PACE International Equity Investments....................................                   72%                   89%
PACE International Emerging Markets Equity Investments...................                  115%                   66%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

     WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     . Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

     . Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

     . Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     . Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

     In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

     COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An "eligible group of related fund investors" can consist of any combination of the following:

               (a) an individual, that individual's spouse, parents and children;

               (b) an individual and his or her individual retirement account ("IRA");

               (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

               (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

               (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

               (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

               (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

               (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus
(2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A Shareholders," below.

     WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the PaineWebber InsightOne(SM) Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne(SM) Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

     PURCHASES OF CLASS Y SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class Y shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a PACE fund may be exchanged for shares of the corresponding class of other PACE funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

     SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

     AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorized PaineWebber to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter.

     For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a PaineWebber money market fund or through the liquidation of other securities held in the investor's PaineWebber brokerage account. If the PACE Program assets are held in a PaineWebber Resource Management Account(R) ("RMA(R)") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACE(R) Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

     In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

     For further information about an automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber Financial Advisor.

     AUTOMATIC REDEMPTION PLAN -- CLASS P SHARES. Investors in Class P shares may have PaineWebber redeem a portion of their shares in the PACE Program (or the PACE(R) Multi-Advisor Program) monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement

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

plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their PaineWebber Financial Advisors.

     SYSTEMATIC WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     . Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     . Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

     Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

     An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan.
The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc.
Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

     TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

     INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through PaineWebber through which investments may be made in Class P shares of the funds, as well as in other investments available through PaineWebber. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SM);

PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA)(R)

     Class A, Class B, Class C and Class Y shares of PaineWebber mutual funds, including the PACE funds (each a "PW Fund" and, collectively, the "PW Funds"), are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     . comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

     . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     . Platinum MasterCard(R), with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide.

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

        Purchases on the Platinum MasterCard(R) are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

        unlimited electronic funds transfers and a bill payment service for an additional fee;

     . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     . expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

     . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Platinum MasterCard(R), with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard(R).

                          CONVERSION OF CLASS B SHARES

     Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition will not continue to be met.

                              VALUATION OF SHARES

     Each fund normally determines its net asset value per share as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment adviser as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation, other than short-term investments that mature in 60 days or less.

     Where market quotations are readily available, bonds held by the funds (other than PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment adviser, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the board.

     It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

     All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

     PACE MONEY MARKET INVESTMENTS. PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

     The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

     In determining the approximate market value of portfolio instruments, the Trust may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

     Each fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a fund's Performance Advertisements are calculated according to the following formula:

         P(1 + T)/n/  =  ERV
where:      P         =  a hypothetical initial payment of $1,000 to purchase
                         shares of a fund
            T         =  average annual total return of shares of that fund
            N         =  number of years
          ERV         =  ending redeemable value of a hypothetical $1,000
                         payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum sales charge of 4.5% (4.0% for fixed income funds) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     Each fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     The following tables show performance information for Class P shares of the funds outstanding during the periods indicated. All returns for periods of more than one year are expressed as an average total return. The standardized return for Class P shares reflects the maximum annual program fee of 1.50% for participants in the PACE Select Advisors program.

          PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ----------

        Year ended July 31, 2000:
               Standardized Return...............       4.77%
               Non-Standardized Return...........       6.36%
        Inception to July 31, 2000:
               Standardized Return...............       4.56%
               Non-Standardized Return...........       6.14%


          PACE INTERMEDIATE FIXED INCOME INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............       3.18%
               Non-Standardized Return...........       4.74%
        Inception to July 31, 2000:
               Standardized Return...............       3.62%
               Non-Standardized Return...........       5.18%

          PACE STRATEGIC FIXED INCOME INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............       3.52%
               Non-Standardized Return...........       5.08%
        Inception to July 31, 2000:
               Standardized Return...............       5.11%
               Non-Standardized Return...........       6.70%


          PACE MUNICIPAL FIXED INCOME INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............       0.85%
               Non-Standardized Return...........       2.37%
        Inception to July 31, 2000:
               Standardized Return...............       3.33%
               Non-Standardized Return...........       4.89%

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

                 PACE GLOBAL FIXED INCOME INVESTMENTS


        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............       (6.39)%
               Non-Standardized Return...........       (4.97)%
        Inception to July 31, 2000:
               Standardized Return...............        1.73%
               Non-Standardized Return...........        3.27%


               PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............      (16.01)%
               Non-Standardized Return...........      (14.74)%
        Inception to July 31, 2000:
               Standardized Return...............       11.67%
               Non-Standardized Return...........       13.36%

            PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............       16.00%
               Non-Standardized Return...........       17.76%
        Inception to July 31, 2000:
               Standardized Return...............       21.96%
               Non-Standardized Return...........       23.80%


               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............      (11.92)%
               Non-Standardized Return...........      (10.59)%
        Inception to July 31, 2000:
               Standardized Return...............        6.37%
               Non-Standardized Return...........        7.98%

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

              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............        59.89%
               Non-Standardized Return...........        62.30%
        Inception to July 31, 2000:
               Standardized Return...............        22.95%
               Non-Standardized Return...........        24.81%

                     PACE INTERNATIONAL EQUITY INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............        13.20%
               Non-Standardized Return...........        14.91%
        Inception to July 31, 2000:
               Standardized Return...............        10.87%
               Non-Standardized Return...........        12.55%

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

        CLASS                                         CLASS P
        -----                                         -------
        (INCEPTION DATE)                             (08/24/95)
        ----------------                             ---------
        Year ended July 31, 2000:
               Standardized Return...............       (1.51)%
               Non-Standardized Return...........       (0.02)%
        Inception to July 31, 2000:
               Standardized Return...............       (1.08)%
               Non-Standardized Return...........        0.42%

     YIELD. Yields used in a fund's Performance Advertisements, except for those given for PACE Money Market Investments, are calculated by dividing the fund's interest and dividend income attributable to the fund's shares for a 30-day period ("Period"), net of expenses attributable to such fund, by the average number of shares of such fund entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

YIELD       =   2 [( a-b/cd +1 )/6/ - 1]
where: a    =   interest earned during the Period attributable to a fund
       b    =   expenses accrued for the Period attributable to a fund (net of reimbursements)
       c    =   the average daily number of shares of a fund outstanding during the Period that were entitled to receive dividends
       d    =   the net asset value per share on the last day of the Period

     Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula), the fund's current maximum 4.5% (4.0% for fixed income funds) initial sales charge on Class A shares is included.

     The following table shows the yield for Class P shares of certain funds for the 30-day period ended July 31, 2000:

  FUND                                                          YIELD
  ----                                                          -----

  PACE Government Securities Fixed Income Investments.........  6.51%
  PACE Intermediate Fixed Income Investments..................  5.91%
  PACE Strategic Fixed Income Investments.....................  5.97%
  PACE Municipal Fixed Income Investments.....................  4.53%
  PACE Global Fixed Income Investments........................  3.94%

     PACE Money Market Investments computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)/365/7/] - 1

     PACE Municipal Fixed Income Investments from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

     TAX EQUIVALENT YIELD =  { E }
                             ----- + t
                             1 - P

     E   =   tax-exempt yield of a class of shares

     p   =   stated income tax rate

     t   =   taxable yield of a Class of shares

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield, 30-day yield).

     PACE Money Market Investments' yield and effective yield for the seven-day period ended July 31, 2000 were 6.16% and 6.35%, respectively.

     OTHER INFORMATION. In Performance Advertisement, each fund may compare its Standardized Return and/or Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of appropriate recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, other Wilshire Associates equities indices, Frank Russell Company equity indices, the Morgan Stanley Capital International Perspective Indices, the Salomon Smith Barney World Government bond indices, the Lehman Brothers Bond indices, Municipal Bond Buyers Indices, 90 day Treasury Bills, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a fund and comparative mutual fund data and ratings reported in independent periodicals, including The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters. Comparisons in Performance Advertisements may be in graphic form.

     Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Each fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested by being paid in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in a CD, and an investment in any fund other than PACE Money Market Investments involves greater risks than an investment in a money market fund.

     Each fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                          IBBOTSON CHART PLOT POINTS

     Chart showing performance of S&P 500, long-term U.S. goverment bonds, Treasury Bills and inflation from 1925 through 1999

      YEAR            COMMON STOCKS      LONG-TERM GOV'T BONDS           INFLATION/CPI          TREASURY BILLS
      1925             $    10,000             $    10,000                  $  10,000             $  10,000
      1926             $    11,162             $    10,777                  $  9,85 1             $  10,327
      1927             $    15,347             $    11,739                  $   9,646             $  10,649
      1928             $    22,040             $    11,751                  $   9,553             $  11,028
      1929             $    20,185             $    12,153                  $   9,572             $  11,552
      1930             $    15,159             $    12,719                  $   8,994             $  11,830
      1931             $     8,590             $    12,044                  $   8,138             $  11,957
      1932             $     7,886             $    14,073                  $   7,300             $  12,072
      1933             $    12,144             $    14,062                  $   7,337             $  12,108
      1934             $    11,969             $    15,472                  $   7,486             $  12,128
      1935             $    17,674             $    16,243                  $   7,710             $  12,148
      1936             $    23,669             $    17,464                  $   7,803             $  12,170
      1937             $    15,379             $    17,504                  $   8,045             $  12,207
      1938             $    20,165             $    18,473                  $   7,821             $  12,205
      1939             $    20,082             $    19,570                  $   7,784             $  12,208
      1940             $    18,117             $    20,761                  $   7,859             $  12,208
      1941             $    16,017             $    20,955                  $   8,622             $  12,216
      1942             $    19,275             $    21,629                  $   9,423             $  12,248
      1943             $    24,267             $    22,080                  $   9,721             $  12,291
      1944             $    29,060             $    22,702                  $   9,926             $  12,332
      1945             $    39,649             $    25,139                  $  10,149             $  12,372
      1946             $    36,449             $    25,113                  $  11,993             $  12,416
      1947             $    38,529             $    24,454                  $  13,073             $  12,478
      1948             $    40,649             $    25,285                  $  13,426             $  12,580
      1949             $    48,287             $    26,916                  $  13,184             $  12,718
      1950             $    63,601             $    26,932                  $  13,948             $  12,870
      1951             $    78,875             $    25,873                  $   4,767             $  13,063
      1952             $    93,363             $    26,173                  $  14,898             $  13,279
      1953             $    92,439             $    27,125                  $  14,991             $  13,521
      1954             $   141,084             $    29,075                  $  14,916             $  13,638
      1955             $   185,614             $    28,699                  $  14,972             $  13,852
      1956             $   197,783             $    27,096                  $  15,400             $  14,193
      1957             $   176,457             $    29,117                  $  15,866             $  14,639
      1958             $   252,975             $    27,342                  $  16,145             $  14,864
      1959             $   283,219             $    26,725                  $  16,387             $  15,303
      1960             $   284,549             $    30,407                  $  16,629             $  15,711
      1961             $   361,060             $    30,703                  $  16,741             $  16,045
      1962             $   329,545             $    32,818                  $   6,946             $  16,483
      1963             $   404,685             $    33,216                  $  17,225             $  16,997
      1964             $   471,388             $    34,381                  $  17,430             $  17,598
      1965             $   530,081             $    34,625                  $  17,765             $  18,289
      1966             $   476,737             $    35,889                  $  18,361             $  19,159
      1967             $   591,038             $    32,594                  $  18,920             $  19,966
      1968             $   656,415             $    32,509                  $  19,814             $  21,005
      1969             $   600,590             $    30,860                  $  21,024             $  22,388
      1970             $   624,653             $    34,596                  $  22,179             $  23,849
      1971             $   714,058             $    39,173                  $  22,924             $  24,895
      1972             $   849,559             $    41,400                  $  23,706             $  25,851
      1973             $   725,003             $    40,942                  $  25,792             $  27,643
      1974             $   533,110             $    42,725                  $  28,939             $  29,855
      1975             $   731,443             $    46,653                  $  30,969             $  31,588
      1976             $   905,842             $    54,470                  $  32,458             $  33,193
      1977             $   840,766             $    54,095                  $  34,656             $  34,893
      1978             $   895,922             $    53,458                  $  37,784             $  37,398
      1979             $ 1,061,126             $    52,799                  $  42,812             $  41,279
      1980             $ 1,405,137             $    50,715                  $  48,120             $  45,917
      1981             $ 1,336,161             $    51,657                  $  52,421             $  52,671
      1982             $ 1,622,226             $    72,507                  $  54,451             $  58,224
      1983             $ 1,987,451             $    72,979                  $  56,518             $  63,347
      1984             $ 2,111,991             $    84,274                  $  58,753             $  69,586
      1985             $ 2,791,166             $   110,371                  $  60,968             $  74,960
      1986             $ 3,306,709             $   137,446                  $  61,657             $  79,580
      1987             $ 3,479,675             $   133,716                  $  64,376             $  83,929
      1988             $ 4,064,583             $   146,650                  $  67,221             $  89,257
      1989             $ 5,344,555             $   173,215                  $  70,345             $  96,728
      1990             $ 5,174,990             $   183,924                  $  74,640             $ 104,286
      1991             $ 6,755,922             $   219,420                  $  76,927             $ 110,121
      1992             $ 7,274,115             $   237,092                  $  79,159             $ 113,982
      1993             $ 8,000,785             $   280,339                  $  81,334             $ 117,284
      1994             $ 8,105,379             $   258,556                  $  83,510             $ 121,862
      1995             $11,139,184             $   340,435                  $  85,630             $ 128,680
      1996             $13,709,459             $   337,265                  $  88,475             $ 135,381
      1997             $18,272,762             $   390,735                  $  89,897             $ 142,496
      1998             $23,495,420             $    41,777                  $  91,513             $ 149,416
      1999             $28,456,286             $   402,177                  $  93,998             $ 156,414

______________________
Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM) Ibbotson Assoc., Chi. (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500 Index, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

                                     TAXES

     BACKUP WITHHOLDING. Each fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

     CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). (PACE Municipal Fixed Income Investments must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code.) In addition to this "Distribution Requirement," a fund must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" as described below under "Taxes -- Information about PACE Municipal Fixed Income Investments" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

     A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of funds that invest in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax) even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain futures and foreign currency contracts in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

     Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

     If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-protected securities ("TIPS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     INFORMATION ABOUT PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisers concerning this matter.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

     If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

     The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                               OTHER INFORMATION

     DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

     In the event any of the initial shares of a fund are redeemed during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

     CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C, P and Y shares will differ.

     VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

     The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.

     CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     PRIOR NAMES. Prior to December 1, 1997, the Trust's name was "Managed Accounts Services Portfolio Trust."

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC, a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

     COUNSEL. The law firm Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel to the Trust. Willkie Farr & Gallagher also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

     The Trust's Annual Report to Shareholders for its fiscal year ended July 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by this reference into the SAI.

                                    APPENDIX

                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial
commitment on these obligations is extremely strong.    A-2.    A short-term
obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial
commitment on the obligation is satisfactory.    A-3.    A short-term obligation
rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Municipal Debt Ratings

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

There are three categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG-3. Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of a VRDO is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings terminate at the retirement of the obligation, while a VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. MIG-3/VMIG-3. This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG. This designation denotes speculative quality. Debt Instruments in this category lack margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

--Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1. Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3. Issuers (or supporting institutions) assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR
REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF
ADDITIONAL INFORMATION. THE FUNDS AND THEIR
DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE
YOU WITH INFORMATION THAT IS DIFFERENT. THE
PROSPECTUS AND THIS STATEMENT OF ADDITIONAL
INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE
FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR
DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                    ____________

                                                            PaineWebber PACE
                                                       Select Advisors Trust

                                  __________________________________________


                                         Statement of Additional Information
                                                         November     , 2000
                                  __________________________________________

                           PART C. OTHER INFORMATION
                           -------------------------

Item 15. Indemnification
         ---------------

     Article IX, Section 2 of the Amended and Restated Trust Instrument of PaineWebber PACE Select Advisors Trust ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

     Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

     Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Section 9 of the Investment Management and Administration Agreement ("Management Agreement") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement. Section 10 of the Management Agreement provides that the Trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management Agreement and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees or shareholders.

     Section 6 of the Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement.

     Section 9 of the Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

     Section 9 of the Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

     Section 15 of the Distribution Contract contains provisions similar to
Section 10 of the Management Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
          --------

     (1)  (a)  Certificate of Business Trust effective September 9, 1994 1/
                                                                         -
          (b)  Amended and Restated Trust Instrument 2/
                                                     -

     (2)  Amended and Restated By-Laws 2/
                                       -
     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/
                              -
     (6)  (a)  Investment Management and Administration Agreement 4/
                                                                  -
          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/
                                                        -
          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/
                                            -
          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/
                                 -
          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/
                                -
          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -
          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -
          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/
                                   -
          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                                  -
          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                               -
          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -
          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -
          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/
                                           -
          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/
                                            -
          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/
                                             -

          (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/
                    -
          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/
                                                            -
     (7)  (a)  Distribution Contract 2/
                                     -
          (b)  Dealer Agreement 2/
                                -
     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement 1/
                              -
     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/
                       -
          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/
                       -
          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/
                       -
          (d) Plan pursuant to Rule 18f-3 7/
                                          -
     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement 8/
                                    -
     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward 9/
                                                  -
          (b) Power of Attorney for Mr. Storms (filed herewith)

     (17) Additional Exhibits - none

     -----------------


1/  Incorporated by reference from Post-Effective Amendment No. 8 to
-   registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/   Incorporated by reference from Registrant's N-14 registration statement,
-    SEC File No. 333-49052, filed November 1, 2000.

3/   Incorporated by reference from Articles IV, VI, IX and X of Registrant's
-    Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/   Incorporated by reference from Post-Effective Amendment No. 1 to
-    registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/   Incorporated by reference from Post-Effective Amendment No. 4 to
-    registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/   Incorporated by reference from Post-Effective Amendment No. 10 to
-    registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/   Incorporated by reference from Registrant's N-14 registration statement,
-    SEC File No. 333-49850, filed November 13, 2000.

8/   Incorporated by reference from Post-Effective Amendment No. 2 to
-    registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/   Incorporated by reference from Post-Effective Amendment No. 9 to
-    registration statement, SEC File No. 33-87254, filed September 29, 2000.


Item 17. Undertakings
         ------------

     (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of November, 2000.

                                  PAINEWEBBER PACE SELECT ADVISORS TRUST

                                   By:  /s/ Dianne E. O'Donnell
                                        -----------------------
                                        Dianne E. O'Donnell
                                        Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                       Title                                   Date
---------                       -----                                   ----

/s/ Brian M. Storms             President and Trustee                   November 15, 2000
-------------------             (Chief Executive Officer)
Brian M. Storms **

/s/ David J. Beaubien           Trustee and Chairman                    November 15, 2000
---------------------           of the Board of Trustees
David J. Beaubien *

/s/ Margo N. Alexander          Trustee                                 November 15, 2000
----------------------
Margo N. Alexander *

/s/ E. Garret Bewkes, Jr.       Trustee                                 November 15, 2000
-------------------------
E. Garret Bewkes, Jr *

/s/ William W. Hewitt, Jr.      Trustee                                 November 15, 2000
--------------------------
William W. Hewitt, Jr. *

/s/ Morton L. Janklow           Trustee                                 November 15, 2000
---------------------
Morton L. Janklow *

/s/ William D. White            Trustee                                 November 15, 2000
--------------------
William D. White *

/s/ M. Cabell Woodward, Jr.     Trustee                                 November 15, 2000
---------------------------
M. Cabell Woodward, Jr. *

/s/ Paul H. Schubert            Vice President and Treasurer (Chief     November 15, 2000
--------------------            Financial and Accounting Officer)
Paul H. Schubert

                            SIGNATURES (CONTINUED)

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated September 12, 2000 and incorporated by reference from Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed September 29, 2000.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and filed herewith.

                    PAINEWEBBER PACE SELECT ADVISORS TRUST

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
------


     (1)  (a)  Certificate of Business Trust effective September 9, 1994 1/
                                                                         -
          (b)  Amended and Restated Trust Instrument 2/
                                                     -
     (2)  Amended and Restated By-Laws 2/
                                       -
     (3)  Copies of any voting trust agreement - none

     (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy Statement/Prospectus as Appendix A thereto and incorporated by reference.

     (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/
                              -
     (6)  (a)  Investment Management and Administration Agreement 4/
                                                                  -
          (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/
                                                        -
          (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/
                                            -
          (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/
                                 -
          (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/
                                -
          (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -
          (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/
                                -
          (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/
                                   -
          (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                                  -
          (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/
                               -
          (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -
          (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/
                                   -

          (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/
                                           -
          (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/
                                            -
          (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/
                                             -
          (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/

          (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/
                                                            -
     (7)  (a)  Distribution Contract 2/
                                     -
          (b)  Dealer Agreement 2/
                                -
     (8)  Bonus, profit sharing or pension plans - none

     (9)  Custodian Agreement 1/
                              -
     (10) Plan pursuant to Rule 12b-1

          (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/
                       -
          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/
                       -
          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/
                       -
          (d) Plan pursuant to Rule 18f-3 7/
                                          -
     (11) Opinion and consent of Counsel on legality of shares (filed herewith)

     (12) Opinion and consent of Counsel on tax matters (to be filed)

     (13) Transfer Agency Agreement 8/
                                    -
     (14) Auditors' consent (filed herewith)

     (15) Financial Statements omitted from prospectus - none

     (16) (a) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, White and Woodward 9/
                                                  -
          (b) Power of Attorney for Mr. Storms (filed herewith)

     (17) Additional Exhibits - none
     ------------------

1/   Incorporated by reference from Post-Effective Amendment No. 8 to
-    registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/   Incorporated by reference from Registrant's N-14 registration statement,
-    SEC File No. 333-49052, filed November 1, 2000.

3/   Incorporated by reference from Articles IV, VI, IX and X of Registrant's
-    Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/   Incorporated by reference from Post-Effective Amendment No. 1 to
-    registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/   Incorporated by reference from Post-Effective Amendment No. 4 to
-    registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/   Incorporated by reference from Post-Effective Amendment No. 10 to
-    registration statements, SEC File No. 33-87254, filed November 9, 2000.

7/   Incorporated by reference from Registrant's N-14 registration statement,
-    SEC File No. 333-49850, filed November 13, 2000.

8/   Incorporated by reference from Post-Effective Amendment No. 2 to
-    registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/   Incorporated by reference from Post-Effective Amendment No. 9 to
-    registration statement, SEC File No. 33-87254, filed September 29, 2000.